PROSPECTUS

dated February 28, 2011

Motley Fool Independence Fund

Ticker: FOOLX

and the

Motley Fool Great America Fund

Ticker: TMFGX

Each a series of The Motley Fool Funds Trust

2000 Duke Street, Suite 175
Alexandria, VA 22314

The investment objective of the Motley Fool Independence Fund and the Motley Fool Great America Fund (each a “Fund” and together the “Funds”) is to achieve long-term capital appreciation. The Motley Fool Independence Fund pursues its objective by investing primarily in common stocks of U.S. companies and of companies that are organized under the laws of other countries around the world. The Motley Fool Great America Fund pursues its objective by investing primarily in common stocks of companies that are organized in the United States and that are engaged in a broad range of industries.

This prospectus (the “Prospectus”) has information about the Funds that you should know before you invest. You should read it carefully and keep it with your investment records.

The Securities and Exchange Commission (the “Commission”) has not approved or disapproved the Funds’ shares or determined whether this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

Motley Fool Independence Fund Summary Section	1
Motley Fool Great America Fund Summary Section	6
Fund Goal and Strategies	10
Principal Risks	13
Additional Principal Risks of the Independence Fund	14
Who Should Invest in the Funds?	16
The Funds’ Approach to Investing	16
Non-Principal Fund Investment Practices and Their Risks	18
Non-Principal Risks of Investing in the Funds	23
Management of the Funds	24
Fund Expenses	28
Net Asset Value	28
How to Buy Shares	29
How to Redeem Shares	33
How to Exchange Shares	36
Dividends, Distributions, and Taxes	37
Miscellaneous Information	38
General Information	38
Financial Highlights	40

No securities dealer, sales representative, or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus or in approved sales literature in connection with the offer contained herein, and if given or made, such other information or representations must not be relied upon as having been authorized by the Funds or The Motley Fool Funds Trust. This Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction or to any person to whom it is unlawful to make such offer.

MOTLEY FOOL INDEPENDENCE FUND

(THE “INDEPENDENCE FUND”)

SUMMARY SECTION

Investment Objective

The investment objective of the Independence Fund is to achieve long-term capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Independence Fund.

Shareholder Fees (Fees Paid Directly From Your Investment):
Maximum Sales Charge (Load) Imposed on Purchases (as percentage of offering price)	NONE
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)	NONE
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	NONE
Redemption Fee (as percentage of amount redeemed) (on shares held for 90 days or less)	2.00%
Exchange Fee	NONE
Maximum Annual Small-Balance Account Fee (on accounts with balances less than $10,000)	$24

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees (subject to a performance-based adjustment, as discussed in “MANAGEMENT OF THE FUND—Advisory Fees”)	0.98%
Distribution (12b-1) Fees	NONE
Other Expenses	1.22%
Total Annual Fund Operating Expenses	2.20%
Less: Contractual Expense Limitation	0.82	%(a)
Annual Operating Expenses After Expense Limitation	1.38%

(a)   The Adviser has contractually agreed to pay, waive or absorb a portion of the Independence Fund’s expenses through February 2012, or such later date as may be determined by the Independence Fund and the Adviser, to the extent necessary to limit the Independence Fund’s operating expenses (excluding the advisory fee, brokerage commissions, taxes, interest expense, acquired fund fees and expenses, and any extraordinary expenses) to an amount not to exceed 0.40% annually of the Independence Fund’s average daily net assets.  If the excluded expenses are incurred, the Independence Fund’s operating expenses will be higher than 0.40% annually.   The Adviser may recover from the Independence Fund fees and expenses previously paid, waived or absorbed for a period of three years after such fees or expenses were incurred, provided that the repayments do not cause the Independence Fund’s operating expenses (excluding the advisory fee, brokerage commissions, taxes, interest expense, acquired fund fees and expenses, and any extraordinary expenses) to exceed 0.40% annually of the Independence Fund’s average daily net assets. The expense limitation agreement will terminate automatically if the Adviser, or an affiliate of the Adviser, is no longer serving as investment adviser to the Independence Fund.

Example

This Example is intended to help you compare the cost of investing in the Independence Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Independence Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that:  (1) your investment has a 5% return each year, and (2) the Independence Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$140	$609	$1,105	$2,470

Portfolio Turnover

The Independence Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Independence Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Independence Fund’s performance. During the most recent fiscal year, the Independence Fund’s portfolio turnover rate was 37%.

Principal Investment Strategies

The Independence Fund pursues its investment objective by investing primarily in common stocks of U.S. companies and common stocks and depository receipts of companies that are organized under the laws of other countries around the world.  Under normal market circumstances, the Independence Fund seeks to stay fully invested and does not attempt to time the market.  Because of the Independence Fund’s value focus, it is expected that investments in the securities of U.S. companies having smaller market capitalizations and the securities in foreign companies, including companies organized under the laws of emerging market countries, will be important components of the Independence Fund’s investment program. In managing the Independence Fund’s investment portfolio, the Adviser regularly reviews and adjusts the Independence Fund’s allocations to particular markets and sectors to maintain a diversified mix of investments that the Adviser believes are undervalued and offer the best overall potential for capital appreciation.

Although there is no limitation on the percentage of the Independence Fund’s net assets that may be invested in securities of foreign companies, such investments generally will not constitute more than 50% of the Independence Fund’s net assets.  To limit the risks associated with highly concentrated holdings, the Independence Fund does not invest more than 5% of its net assets in the securities of any one issuer.

Principal Investment Risks

The value of the Independence Fund’s investments may increase or decrease, which will cause the value of the Independence Fund’s shares to increase or decrease. As a result, you may lose money on your investment in the Independence Fund, and there can be no assurance that the Independence Fund will achieve its investment objective.

Company and Market Risk

The common stock of a company may not perform as well as expected, and may decrease in value, because of factors related to the company (such as poorer-than-expected earnings or management decisions, changes in the industry in which the company is engaged, or a reduction in the demand for a company’s products or services). General market and economic factors may adversely affect securities markets generally, which could adversely affect the value of the Independence Fund’s investments in common stocks.  In addition, the rights of holders of common stock are subordinate to the rights of preferred shares and debt holders.

Investments in Small and Mid-Capitalization Companies

The Independence Fund invests in securities of companies having relatively small market capitalizations.  Investments in securities of these companies involve greater risks than do investments in larger, more established companies. The prices of securities of small-cap companies tend to be more vulnerable to adverse developments specific to the company or its industry, or the securities markets generally, than are securities of larger capitalization companies.

Investment Style Risk

The Independence Fund pursues a “value style” of investing.  Value investing focuses on companies with stocks that appear undervalued in light of factors such as the company’s earnings, book value, revenues or cash flow.  If the Adviser’s assessment of a company’s value or its prospects for exceeding earnings expectations or market conditions is inaccurate, the Independence Fund could suffer losses or produce poor performance relative to other funds.  In addition, “value stocks” can continue to be undervalued by the market for long periods of time.

Foreign Investments

The Independence Fund invests in the securities of foreign companies. Investing in securities of foreign companies involves risks generally not associated with investments in the securities of U.S. companies, including the risks associated with fluctuations in foreign currency exchange rates, unreliable and untimely information about issuers, and political and economic instability.

Emerging Market Companies

Investing in emerging market countries involves risks in addition to and greater than those generally associated with investing in more developed foreign markets. In many less developed markets, there is less governmental supervision and regulation of business and industry practices, stock exchanges, brokers, and listed companies than there is in more developed markets. The securities markets of certain countries in which the Independence Fund may invest may also be smaller, less liquid, and subject to greater price volatility than those of more developed markets.

Depository Receipts

The Independence Fund may purchase depository receipts (ADRs, EDRs, and GDRs) to facilitate its investments in foreign securities. By investing in ADRs rather than investing directly in the securities of foreign issuers, the Independence Fund can avoid currency risks during the settlement period for purchase and sales. However, ADRs do not eliminate all the risks inherent in investing in the securities of foreign issuers.

Performance Information:  The bar chart and performance table below illustrate the risks and volatility of an investment in the Independence Fund by showing the Independence Fund’s performance compared to a broad measure of market performance. The Independence Fund’s past performance, both before and after taxes, does not necessarily indicate how the Independence Fund will perform in the future.

The bar chart shows the annual total returns for the last calendar year for the Independence Fund.

Best Quarter: 17.07% in the quarter ended September 30, 2010

Worst Quarter: (9.82)% in the quarter ended June 30, 2010

The performance table shows how the Independence Fund’s average annual return compares with that of its benchmark, the MSCI World Index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Independence Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

PERFORMANCE TABLE

(Average annual total returns for the periods ended December 31, 2010)

	1 Year	Since Inception, June 16, 2009
Motley Fool Independence Fund

Return Before Taxes	18.80%	29.84%
Return After Taxes on Distributions	18.41%	29.37%
Return After Taxes on Distributions and Sale of Fund Shares	12.57%	25.46%
MSCI World Index (reflects no deduction for fees, expenses or taxes)	12.34%	23.38%

Management

Investment Adviser

Motley Fool Asset Management, LLC serves as the Independence Fund’s investment adviser.

Portfolio Managers

William H. Mann III, Chair of the Adviser’s Investment Committee, has served as a portfolio manager for the Independence Fund since 2009.

William S. Barker, CFA, Senior Analyst — Equity Research, has served as a portfolio manager for the Independence Fund since 2009.

Donald M. Krueger, Senior Analyst — Equity Research, has served as a portfolio manager for the Independence Fund since 2009.

Anthony L. Arsta, Senior Analyst — Equity Research, has served as a portfolio manager for the Independence Fund since 2009.

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange shares of the Independence Fund on any business day online or through our Web site at www.foolfunds.com, by mail (Motley Fool Funds, P.O. Box 9780, Providence, RI 02940-9780), by express/overnight mail (Motley Fool Funds, 4400 Computer Dr., Westborough, MA 01581-1722), or by telephone at 1-888-863-8803. The minimum initial investment in the Independence Fund is $3,000. Subsequent investments in an account may be made in any amount of $100 or more.

Tax Information

The Independence Fund’s distributions to its shareholders will generally be taxable as ordinary income or capital gains, unless your investment is through an unleveraged investment in an IRA or other tax-advantaged account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Independence Fund through a broker-dealer or other financial intermediary (such as a bank), the Independence Fund and its related companies may pay the intermediary for the sale of Independence Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Independence Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

MOTLEY FOOL GREAT AMERICA FUND

(THE “GREAT AMERICA FUND”)

SUMMARY SECTION

Investment Objective

The investment objective of the Great America Fund is to achieve long-term capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Great America Fund.

Shareholder Fees (Fees Paid Directly From Your Investment):
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	NONE
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)	NONE
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	NONE
Redemption Fee (as a percentage of amount redeemed) (on shares held for 90 days or less)	2.00%
Exchange Fee	NONE
Maximum Annual Small-Balance Account Fee (on accounts with balances less than $10,000)	$24

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees (subject to a performance-based adjustment, as discussed in “MANAGEMENT OF THE FUND—Advisory Fees”)	0.95%
Distribution (12b-1) Fees	NONE
Other Expenses	1.35	%(a)
Total Annual Fund Operating Expenses	2.30%
Less: Contractual Expense Limitation	0.95	%(b)
Total Annual Operating Expenses After Expense Limitation	1.35%

(a)           “Other Expenses” are based on estimated expenses of the Great America Fund during its first year of operations.

(b)           The Adviser has contractually agreed to pay, waive or absorb a portion of the Great America Fund’s expenses until through February  2012, or such later date as may be determined by the Great America Fund and the Adviser, to the extent necessary to limit the Great America Fund’s operating expenses (excluding the advisory fee, brokerage commissions, taxes, interest expense, acquired fund fees and expenses, and any extraordinary expenses) to an amount not to exceed 0.40% annually of the Great America Fund’s average daily net assets.  If the excluded expenses are incurred, the Great America Fund’s operating expenses will be higher than 0.40% annually. The Adviser may recover from the Great America Fund fees and expenses previously paid, waived or absorbed for a period of three years after such fees or expenses were incurred, provided that the repayments do not cause the Great America Fund’s operating expenses (excluding the advisory fee, brokerage commissions, taxes, interest expense, acquired fund fees and expenses, and any extraordinary expenses) to exceed 0.40% annually of the Great America Fund’s average daily net assets. The expense limitation agreement will terminate automatically if the Adviser, or an affiliate of the Adviser, is no longer serving as investment adviser to the Great America Fund.

Example

This Example is intended to help you compare the cost of investing in the Great America Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Great America Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that:  (1) your investment has a 5% return each year and (2) the Great America Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$137	$627

Portfolio Turnover

The Great America Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Great America Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Great America Fund’s performance.

Principal Investment Strategies

The Great America Fund pursues its investment objective by investing primarily in common stocks of companies organized in the United States that are engaged in a broad range of industries.  Under normal market conditions, the Great America Fund invests at least 80% of its net assets in securities issued by United States companies. The Great America Fund employs a value-based investment strategy and seeks long-term growth of capital by acquiring securities of companies at prices the Great America Fund’s investment adviser, Motley Fool Asset Management, LLC (the “Adviser”), believes to be significantly below their intrinsic value.  Although the Great America Fund may invest in companies with any market capitalization, given the Great America Fund’s value-based strategy, the Adviser expects that investments in the securities of United States companies having smaller- and mid-market capitalizations will be important components of the Great America Fund’s investment program.  Consequently, under normal market conditions, the Great America Fund limits its investments in large capitalization companies to no more than 25% of its net assets.  For this purpose, the Adviser defines large capitalization companies as the largest 200 companies in the U.S. by market capitalization as calculated and ranked at the end of each calendar quarter by a third-party aggregator of market data, such as Bloomberg or Reuters.  The Great America Fund generally invests in companies that have attractive balance sheets and high internal rates of return.  The Adviser believes that investors in the Great America Fund should have a long-term investment horizon of at least three years.

Under normal market circumstances, the Great America Fund seeks to stay fully invested and does not attempt to time the market.  In managing the Great America Fund’s investment portfolio, the Adviser regularly reviews and adjusts the Great America Fund’s allocations to particular markets and sectors to maintain a diversified mix of investments that the Adviser believes are undervalued and offer the best overall potential for long-term growth of capital.  The Great America Fund will sell securities in which it has invested based upon the Adviser’s analysis of fundamental investment criteria, including its assessment of the current value of a security relative to the security’s current market price, business fundamentals relating to the issuer, and developments affecting the issuer’s business prospects and risks.

Principal Investment Risks

The value of the Great America Fund’s investments may increase or decrease, which will cause the value of the Great America Fund’s shares to increase or decrease.  As a result, you may lose money on your investment in the Great America Fund, and there can be no assurance that the Great America Fund will achieve its investment objective.

Company and Market Risk

The common stock of a company may not perform as well as expected, and may decrease in value, because of factors related to the company (such as poorer-than-expected earnings or management decisions, changes in the industry in which the company is engaged, or a reduction in the demand for a company’s products or services). General market and economic factors may adversely affect securities markets generally, which could adversely affect the value of the Great America Fund’s investments in common stocks.  In addition, the rights of holders of common stock are subordinate to the rights of preferred shares and debt holders.

Investments in Small and Mid-Capitalization Companies

The Great America Fund invests in securities of companies having relatively small market capitalizations.  Investments in securities of these companies may involve greater risks than do investments in larger, more established companies. The prices of securities of small-cap companies tend to be more vulnerable to adverse developments specific to a company or its industry, or the securities markets generally, than are securities of larger capitalization companies.

Investment Style Risk

The Great America Fund pursues a “value style” of investing.  Value investing focuses on companies with stocks that appear undervalued in light of factors such as the company’s earnings, book value, revenues or cash flow.  If the Adviser’s assessment of a company’s value or its prospects for exceeding earnings expectations or market conditions is inaccurate, the Great America Fund could suffer losses or produce poor performance relative to other funds.  In addition, “value stocks” can continue to be undervalued by the market for long periods of time.

Performance

Performance information is not included because, as of the date of this Prospectus, the Great America Fund has not completed a full calendar year of operations.

Management

Investment Adviser

Motley Fool Asset Management, LLC serves as the Great America Fund’s investment adviser.

Portfolio Managers

William H. Mann III, Chair of the Adviser’s Investment Committee, has served as a portfolio manager for the Great America Fund since 2010.

William S. Barker, CFA, Senior Analyst — Equity Research, has served as a portfolio manager for the Great America Fund since 2010.

Donald M. Krueger, Senior Analyst — Equity Research, has served as a portfolio manager for the Great America Fund since 2010.

Anthony L. Arsta, Senior Analyst — Equity Research, has served as a portfolio manager for the Great America Fund since 2010.

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange shares of the Great America Fund on any business day online or through our Web site at  www.foolfunds.com, by mail (Motley Fool Funds, P.O. Box 9780, Providence, RI 02940-9780), by express/overnight mail (Motley Fool Funds, 4400 Computer Dr., Westborough, MA 01581-1722), or by telephone  at 1-888-863-8803. The minimum initial investment in the Great America Fund is $3,000. Subsequent investments in an account may be made in any amount of $100 or more.

Tax Information

The Great America Fund’s distributions to its shareholders will generally be taxable as ordinary income or capital gains, unless your investment is through an unleveraged investment in an IRA or other tax-advantaged account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Great America Fund through a broker-dealer or other financial intermediary (such as a bank), the Great America Fund and its related companies may pay the intermediary for the sale of Great America Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Great America Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

FUND GOAL AND STRATEGIES(1)

Investment Objective(2)

The investment objective of each Fund is to achieve long-term capital appreciation.

Principal Investment Strategies

Independence Fund

The Independence Fund pursues its investment objective by investing primarily in common stocks of U.S. companies and of companies that are organized in other countries around the world.(3) It employs a value-based investment strategy and seeks long-term performance by acquiring securities of companies at prices that the Fund’s Adviser, believes to be significantly below their intrinsic value. The Independence Fund invests in issuers of all capitalization sizes engaged in a broad range of industries.

The portion of the Independence Fund’s assets allocated to investments in the U.S. and other countries will vary based on the Adviser’s judgment of the relative attractiveness of available investment opportunities in different markets. The Independence Fund invests in issuers of all capitalization sizes, engaged in a broad range of industries. However, as a result of the Independence Fund’s value focus, it is expected that investments in the securities of U.S. Small-Cap Companies and foreign companies will be important components of the Independence Fund’s investment program. The Independence Fund considers Small-Cap Companies to be companies with market capitalizations of less than $2 billion. In managing the Independence Fund’s investment portfolio, the Adviser regularly reviews and adjusts the Independence Fund’s allocations to particular markets and sectors to maintain a diversified mix of investments that the Adviser believes are undervalued and offer the best overall potential for capital appreciation. Although there is no limitation on the percentage of the Independence Fund’s net assets that may be invested in securities of foreign companies, such investments generally will not constitute more than 50% of the Fund’s net assets. Investments in foreign securities may include securities of companies that are traded in emerging markets.

The Independence Fund seeks investment returns that exceed the return of the MSCI World Index. This index is an unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of developed markets, including the U.S. and is compiled from the composite of country indices comprised of equity securities traded in Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, The Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the U.S.  The performance of the MSCI World Index reflects reinvestment of all distributions and changes in market prices.  The MSCI World Index and its constituent country indices are rebalanced on a quarterly basis.

The MSCI World Index is widely recognized by investors in international markets as a benchmark for portfolios of Global securities.  However, the Independence Fund may invest in countries that are not included within the MSCI World Index (such as emerging market countries), and its investment portfolio is not weighted in terms of countries or issuers in correlation with the MSCI World Index. For this reason,(4) the Independence Fund’s

(1)                           Hello, and welcome to the Prospectus. Throughout, the Funds have included comments to help you understand the Prospectus, teach you some things to look for in a fund, and to make you chuckle, a little. Our investment adviser is an affiliate of The Motley Fool, LLC (“The Motley Fool”), a publisher of investment information and analysis. Like The Motley Fool, our goal is to educate, amuse, and enrich you.

(2)                           This section sets out what the Funds are trying to accomplish, which in the case of each is simply to increase value over the long term for all shareholders.

(3)                           We regard the entire world as the Independence Fund’s marketplace, and the Fund invests its assets (i.e., your money) accordingly.

(4)                           A note about our benchmark: The MSCI World Index is a widely recognized yardstick for gauging the performance of global funds (i.e., those that invest in both domestic securities and foreign fare) such as the Independence Fund. That said, the performance of the Independence Fund will not correlate perfectly to this index, nor would we want it to: Indeed, the Independence Fund will earn its keep by attempting to beat the MSCI World Index by courting what the pros call “tracking error,” deviating from the benchmark by investing in areas of the market that, in the view of the Adviser, offer the greatest potential for long-term capital appreciation. The Independence Fund, for example, will generally sport a greater allocation to smaller-cap companies than does the benchmark.

investment performance should not be expected to track, and may exceed or trail, the MSCI World Index. In addition, the performance of the MSCI World Index may not correlate with the performance of U.S. markets. Under normal market circumstances, the Independence Fund seeks to stay fully invested, primarily in common stocks, and does not attempt to time the market. (5) Although current income is not an objective of the Independence Fund, the Adviser considers current income in assessing the intrinsic value of securities being considered for purchase by the Independence Fund.

The Independence Fund’s investment portfolio is generally composed of at least 30 investment positions, with the 10 largest positions representing not more than 40% of the Independence Fund’s net assets. Although as a consequence of the value-based investment strategy investments in Small-Cap Companies and foreign companies are a focus of the Independence Fund’s investment program, there are no pre-set targets for investing in companies of any particular capitalization size or in any particular country, region, or industry. The Independence Fund’s investments in companies of various sizes and in particular industries, market segments, and instruments will vary over time based on the Adviser’s assessment of their overall potential to produce long-term capital appreciation. To limit the risks associated with highly concentrated holdings, the Independence Fund does not invest more than 5% of its net assets in the securities of any one issuer. The Independence Fund will sell securities in which it has invested based upon the Adviser’s analysis of fundamental investment criteria, including its assessment of the current value of a security relative to the security’s current market price, business fundamentals relating to the issuer, and developments affecting the issuer’s business prospects and risks.

The Independence Fund may invest in common stocks of foreign companies either directly or by purchasing American Depository Receipts (“ADRs”), European Depository Receipts (“EDRs”), and Global Depository Receipts (“GDRs”). ADRs are U.S. dollar -denominated instruments that trade on U.S. exchanges or in the over-the-counter market and are issued by domestic banks. These instruments represent indirect ownership interests in securities of foreign issuers deposited in a domestic bank or a correspondent bank. EDRs represent interests in securities of foreign issuers that access the Euromarkets. GDRs are receipts representing interests in securities of foreign issuers that trade in two or more capital markets.

Consistent with the Independence Fund’s investment objective, and to limit the portion of the capital gains (if any) of the Independence Fund subject to federal income taxation at ordinary rates, the Independence Fund does not generally engage in short-term trading. This investment approach, together with the Adviser’s consideration of the potential tax impact on shareholders of the Independence Fund’s transactions, is intended to enhance the after-tax investment return of the Independence Fund (i.e., the Independence Fund’s total return after payment of applicable income taxes by shareholders). However, the Independence Fund may sell a security that it has held for less than one year when, in the opinion of the Adviser, investment considerations so warrant.

Great America Fund

The Great America Fund pursues its investment objective by investing primarily in common stocks of companies organized in the United States that are engaged in a broad range of industries.  Under normal market conditions, the Great America Fund invests at least 80% of its net assets in securities issued by United States companies. The Great America Fund employs a value-based investment strategy and seeks long-term growth of capital by acquiring securities of companies at prices the Great America Fund’s Adviser believes to be significantly below their intrinsic value.  Although the Great America Fund may invest in companies with any market capitalization, given the Great America Fund’s value-based strategy, the Adviser expects that investments in the securities of United States companies having smaller- and mid-market capitalization will be important components of the Great America Fund’s investment program.  Consequently, under normal market conditions, the Great America Fund limits its investments in large capitalization companies to no more than 25% of its net assets.  For this purpose, the Adviser defines large capitalization companies as the largest 200 companies in the U.S. by market capitalization as calculated and ranked at the end of each calendar quarter by a third-party aggregator of market data,

(5)                           Translation: The Adviser’s job is to identify what it believes are compelling investment opportunities, not to park your investment dollars in cash, unless the Adviser thinks that cash is temporarily the best place for the Independence  Fund’s money.

such as Bloomberg or Reuters.  The Great America Fund generally invests in companies that have attractive balance sheets and high internal rates of return.  The Adviser believes that investors in the Great America Fund should have a long-term investment horizon of at least three years.

Under normal market circumstances, the Great America Fund seeks to stay fully invested and does not attempt to time the market.  In managing the Great America Fund’s investment portfolio, the Adviser regularly reviews and adjusts the Great America Fund’s allocations to particular markets and sectors to maintain a diversified mix of investments that the Adviser believes are undervalued and offer the best overall potential for long-term growth of capital.  The Great America Fund will sell securities in which it has invested based upon the Adviser’s analysis of fundamental investment criteria, including its assessment of the current value of a security relative to the security’s current market price, business fundamentals relating to the issuer, and developments affecting the issuer’s business prospects and risks.

The Great America Fund’s investment portfolio is generally composed of at least 30 investment positions, with the 10 largest positions representing not more than 40% of the Great America Fund’s net assets.  To limit the risks associated with highly concentrated holdings, the Great America Fund generally does not invest more than 5% of its net assets in the securities of any one issuer.

The Adviser expects that a large portion of the Great America Fund will be invested in companies that have minimal to no constituency, in terms of their percentage weighting, in the Standard & Poor’s 500 (“S&P 500”), the index generally regarded as the proxy for the United States stock market.  The S&P 500 is a market capitalization-weighted index, and as such the largest companies within the index have substantially higher influence on its returns than the index’s smaller companies.  For example, as of February 1, 2011, the smallest 100 companies in the S&P 500 carried less weight in the index than the single largest constituent company.

Due to the Adviser’s value-based investment strategy, there are no pre-set targets for investing in companies of any particular sector or industry.  The Great America Fund’s investments in companies of various sizes and in particular industries, market segments, and instruments will vary over time based on the Adviser’s assessment of their overall potential to produce long-term capital appreciation.

Consistent with the Great America Fund’s investment objective, and to limit the portion of the capital gains (if any) of the Great America Fund subject to federal income taxation at ordinary rates, the Great America Fund does not generally engage in short-term trading.  This investment approach, together with the Adviser’s consideration of the potential tax impact on shareholders of the Great America Fund’s transactions, is intended to enhance the after-tax investment return of the Great America Fund (i.e., the Great America Fund’s total return after payment of applicable income taxes by shareholders).  However, the Great America Fund may sell a security that it has held for less than one year when, in the opinion of the Adviser, investment considerations so warrant.

The Great America Fund seeks long-term investment returns that exceed the return of the Russell MidCap Index.  This index is an unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the mid-cap segment of the U.S. stock market.  The performance of the Russell MidCap Index reflects reinvestment of all distributions and changes in market prices.  The Russell MidCap Index is rebalanced on a quarterly basis.

The Russell MidCap Index is widely recognized by investors as a benchmark for portfolios of mid-capitalization securities domiciled in the United States.  However, the Great America Fund’s investment portfolio is not weighted in terms of market capitalization, sectors, industries or issuers in correlation with the Russell MidCap Index. For this reason, the Great America Fund’s investment performance should not be expected to track, and may exceed or trail, the Russell MidCap Index.  In addition, the performance of the Russell MidCap Index may not correlate with the performance of the broader U.S. indexes.(6)

(6)                           (Have you read footnote 4 yet? We’re not testing you on it, but if so, you’ll note a lot of similar verbiage about to follow. It’s like ones of those “spot the extremely trivial differences between these two pictures” games. Try it!) A note about our benchmark: The Russell MidCap Index is a widely recognized yardstick for gauging the performance of mid-cap funds (i.e., those that invest in mid-cap stocks) such as the Great America Fund. That said, the performance of the Great America Fund will not correlate perfectly to this index, nor would we want it to: Indeed, the Great America Fund will earn its keep by attempting to beat the Russell MidCap Index by courting what the pros call “tracking error,” deviating from the benchmark by investing in areas of the market that, in the view of the Adviser, offer the greatest potential for long-term capital appreciation.

PRINCIPAL RISKS(7)

An investment in either Fund involves certain risks. The value of a Fund’s investments may increase or decrease, and as it does, the value of the Fund’s shares will increase or decrease. As a result, you may lose money on your investment in a Fund, and there can be no assurance that either Fund will achieve its investment objective.

Investments in Common Stock

Many factors cause the value of shares of common stock to rise and fall.

Company Risk

The common stock of a company may not perform as well as expected, and may decrease in value, because of factors related to the company. Among these factors are adverse developments regarding the company’s business or management decisions, changes in the industry in which the company is engaged, and a reduction in the demand for a company’s products or services. In this regard, there is a risk that the judgments of the Adviser about the value and appreciation potential of particular securities will be incorrect.(8) In addition, if a company becomes insolvent, owners of the company’s common stock will have the lowest priority among owners of that company’s different classes of securities as to the distribution of the company’s assets.

Market Risk

General market and economic factors may adversely affect securities markets generally and could, in turn, adversely affect the value of the Funds’ investments in common stocks, regardless of the performance or expected performance of companies in which the Funds invest.(9)

(7)                           This section may look like a way for us to make excuses if things don’t work out, but it’s important. Any investment comes with risks, and those risks differ depending upon a fund’s objective, strategy, and manager. We don’t promise that you will make money with the Funds, and we wouldn’t do so even if the law permitted us to say such a thing. Over any given time period, no matter how hard or how long the Adviser works, the value of the Funds could go down, and you could lose money.

(8)                           Sometimes, great businesses are not great investments. We endeavor to find companies that meet both criteria, but there can be no guarantee that we will succeed. The Adviser works very hard to find what it thinks are the best investments for the Funds. At the same time, equity investments have risks. Sometimes they go up, and sometimes they go down, sometimes for reasons that we don’t expect. Sometimes the Adviser may just get things wrong. As Yogi Berra once said, it can be difficult to make predictions, especially about the future.

(9)                           Stocks may go up and they may go down, sometimes unpredictably.

Investments in Small- and Mid-Capitalization Companies

The Funds invest in securities of companies having relatively small market capitalizations (“Small-Cap Companies”).  Investments in securities of Small-Cap Companies may involve greater risks than do investments in larger, more established companies, because, for example, Small-Cap Companies may lack the management experience, financial resources, product diversification, and competitive strength of larger companies. The frequency and volume of trading in the securities of Small-Cap Companies may be substantially more volatile than is typical of larger companies. The value of securities of Small-Cap Companies tends to be more vulnerable to adverse developments specific to the company or its industry, or the securities markets generally, than are the securities of larger-capitalization companies. Returns on these investments may vary substantially from the performance of the overall equity markets.(10)

The Funds also invest in securities of mid-capitalization companies (“Mid-Cap Companies”). The value of securities of Mid-Cap Companies may be more volatile than the value of securities of companies with larger capitalizations and also tend to be more adversely affected by issuer-specific events and political, market and economic developments than the securities of larger companies.

Investment Style Risk

The Funds pursue a “value style” of investing.  Value investing focuses on companies with stocks that appear undervalued in light of factors such as the company’s earnings, book value, revenues or cash flow.  If the Adviser’s assessment of a company’s value or its prospects for exceeding earnings expectations or market conditions is inaccurate, the Funds could suffer losses or produce poor performance relative to other funds.  In addition, “value stocks” can continue to be undervalued by the market for long periods of time.

ADDITIONAL PRINCIPAL RISKS OF THE INDEPENDENCE FUND

Foreign Investments

The Independence Fund invests in the securities of foreign companies, including companies located in both developed and emerging market countries. Investments in foreign securities may be made through the purchase of depository receipts that represent indirect interests in the securities of foreign companies. A significant portion of the Independence Fund’s investments in foreign companies may be composed of such investments. Investing in securities of foreign companies involves risks generally not associated with investments in the securities of U.S. companies. These risks may relate to those associated with fluctuations in foreign currency exchange rates, unreliable and untimely information about issuers, and political and economic instability. Securities of foreign issuers generally trade and thus may be purchased and sold by the Independence Fund in foreign markets. The principal risks generally associated with foreign investing include the following:

Country Risk

Country risk arises from political, social, economic, and other conditions that are unique to a particular country or region. These conditions may relate to the existence of less publicly available information, inferior regulatory oversight (for example, less demanding accounting, auditing, corporate governance, investor relations, and financial reporting standards), the possibility of government-imposed restrictions, and even the nationalization of assets. The liquidity of foreign investments may be more limited than for comparable U.S. investments. Therefore, at times, it may be difficult to sell foreign securities at favorable prices.

(10)                         We expect as part of our investing strategy to make investments in stocks of Small-Cap Companies. Not surprisingly, shares of these companies may be more volatile than are shares of larger, more established companies. This volatility means that share prices of Small-Cap Companies may move up or down more quickly or to a greater extent than shares of larger companies. That can be nice when we’re right about a particular stock, but it’s less satisfying when we’re wrong.

Currency Risk(11)

Currency risk results from changes in the rate of exchange between the currency of the country in which a foreign company is domiciled or keeps its books and the U.S. dollar. Whenever the Independence Fund holds securities valued in a foreign currency or holds the currency itself in connection with its purchases and sales of foreign securities, changes in the exchange rate add to or subtract from the value of the investment in U.S. dollars. The Independence Fund generally does not seek to hedge currency risk, and although the Adviser considers currency risks as part of its investment process, its judgments in this regard may not always be correct.

Custody Risk

Custody risk refers to the process of clearing and settling trades, as well as to holding securities with local agents and depositories. Low trading volumes and volatile prices in certain foreign markets make trades more difficult to complete and settle. Local agents are held only to the standard of care of the local market. Governments or trade groups may compel local agents to hold securities with designated depositories that are not subject to independent evaluation. The less developed a country’s securities market is, the greater the likelihood that problems will occur.

Depository Receipts

The Independence Fund may purchase depository receipts (ADRs, EDRs, and GDRs) to facilitate its investments in foreign securities. By investing in ADRs rather than directly in the securities of foreign issuers, the Independence Fund can avoid currency risks during the settlement period for either purchase or sales. However, ADRs do not eliminate all the risk inherent in investing in the securities of foreign issuers. The information available for ADRs, EDRs, and GDRs is subject to the accounting, auditing, and financial reporting standards of the market or exchange on which they are traded, and those standards may be more uniform and more exacting than those to which many foreign issuers may be subject.

Depository receipts may be issued in a sponsored program, in which an issuer has made arrangements to have its securities traded in the form of depository receipts, or in an unsponsored program, in which the issuer may not be directly involved. The holders of depository receipts that are unsponsored generally bear various costs associated with the facilities, while a larger portion of the costs associated with sponsored depository receipts are typically borne by the foreign issuers. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through the voting rights to facility holders with respect to the deposited securities. Available information concerning the issuers may not be as current for unsponsored depository receipts and the prices of unsponsored depository receipts may be more volatile than would be the case if the receipts were sponsored by the issuers.

Investment in Emerging Market Countries

Investing in emerging market countries involves risks in addition to and greater than those generally associated with investing in more developed foreign markets. In many less-developed markets, there is less governmental supervision and regulation of business and industry practices, stock exchanges, brokers, and listed companies than there is in more developed markets. The securities markets of certain countries in which the Independence Fund may invest may also be smaller, less liquid, and subject to greater price volatility than are those of more developed markets. In the event of a default on an investment in a foreign debt obligation, it may be more difficult for the Independence Fund to obtain or to enforce a judgment against the issuer of that security. The Independence Fund may also be subject to emerging markets risk to the extent that it invests in companies that are not domiciled in an emerging market but have customers, products, or transactions associated with emerging markets.

(11)                         Simply, if the Independence Fund holds a foreign stock, and the stock is traded on a foreign exchange, with its price denominated in that foreign currency, the value of the stock will change, for the Independence Fund, whenever the relative value of the U.S. dollar and that foreign currency change. To take an imaginary example, if the Independence Fund holds shares in Ruritania Telecom, traded on the Ruritanian Stock Exchange, those shares will be worth more to the Independence Fund if the value of the Ruritanian lek increases against the U.S. dollar, and vice versa, all other things being equal.

WHO SHOULD INVEST IN THE FUNDS?

The Funds invest primarily in common stock. Based on past performance, equity investments, such as common stock, have, over the long term, provided higher investment returns than have investments in bonds and other fixed-income securities. However, in general, equity investments also involve greater risks of loss and greater price volatility. You should consider an investment in the Funds if you are seeking long-term capital appreciation and are willing to accept the risks that are associated with the securities in which the Funds invest and with the investment strategies used by the Funds. You should also have an investment horizon of at least three years. The Funds are not designed for investors who are seeking current income or short-term gains.(12)

THE FUNDS’ APPROACH TO INVESTING(13)

Each Fund’s objective is to achieve long-term capital appreciation. They pursue this goal by investing in securities of companies the Adviser believes are undervalued. Subject to the limitations of this Prospectus, the Independence Fund may invest in any country and each Fund may invest in any company, market, industry or sector where the Adviser’s analysis suggests there is an opportunity for gains that outweighs risks, in alignment with the Funds’ investment approach.  The use of the word “Independence” in the Independence Fund’s name signifies this flexibility in pursuing the Independence Fund’s investment objective and the independence of the Adviser’s analysis in making investment decisions for the Independence Fund.  The Great America Fund focuses its investments in equity securities of companies organized in the United States.  In identifying investments for the Funds, the Adviser looks for securities of companies that the market has irrationally undervalued and looks for companies that have high-quality businesses with strong market positions, manageable leverage, and robust streams of free cash flow. The Adviser also seeks to invest in stocks that are trading at significant discounts to their estimated intrinsic values. The Adviser looks for catalysts that have the potential to unleash value as well.  In addition, currency risks are considered in the case of investments in foreign securities.

Our Hunting Grounds

The Adviser believes that the following factors are key reasons that can cause a company to become irrationally undervalued.

Institutional Neglect

Many companies — particularly small-, mid-cap and foreign companies — tend to attract minimal institutional research and coverage. As of February 2011, the largest 200 publicly-traded domestic companies comprised approximately 64% of the entire capitalization of U.S. public companies, and as such these companies tend to attract substantially higher levels of institutional coverage. The lack of coverage among the remaining companies provides a greater opportunity for locating undiscovered value.

Temporary Setbacks

Companies that suffer setbacks frequently encounter extreme investor responses; this can be especially true among mid-cap and small-cap companies. The market often fails to distinguish a company that exhibits long-term impairment from one for which specific events create only short-term uncertainty.

Industry Turmoil

The market frequently punishes high-quality companies in tandem with lower-quality companies in the same industry when the industry falls from favor. Similarly, smaller companies tend to be valued relative to their

(12)                         The Funds are not for everyone. If you are seeking something other than long-term capital appreciation (for example, if you require current investment income to live off), if you’re not comfortable with the risks, or if you expect to need your money back soon, these are not the funds for you.

(13)                         In this section, and consistent with The Motley Fool’s mission, we educate shareholders about the stock-selection criteria with which the Adviser aims to enrich them. We hope you find it amusing. We trust you’ll find it informative.

larger peers, regardless of their own relative merits. In a market where high-profile competitors are struggling, focusing on more obscure companies within the same sector can occasionally yield bargains.

Hidden Value

A company may have tangible or liquid assets that can provide a strong base for higher valuation, yet the market may undervalue or fail to recognize those assets. For example, declines in maturing businesses may mask a briskly growing business line at the same company. In these situations, many investors fail to exercise due diligence to find intrinsic value.

Financial Models

The Adviser’s investment process places great emphasis on identifying favorable prices at which the Funds can establish their positions relative to the Adviser’s assessment of intrinsic value. Financial modeling is used to identify attractive entry prices for each potential investment.

The process for determining an entry price focuses primarily on the following elements.

Potential

Analyzing company fundamentals is a critical part of the process. The Adviser seeks companies whose business models it can grasp and whose risks it can quantify. It conducts in-person meetings with management teams and visits company facilities, if it deems such visits beneficial. Exercising this option is particularly important for examining smaller or international companies, for which information may not be as accessible as it may be for large domestic companies. The Funds do not invest in companies with management teams that, in the Adviser’s view, lack transparency or candor.

Valuation

Once the Adviser determines that a company has attractive fundamentals, it estimates the company’s intrinsic value, using straightforward rules for valuation. The primary model used makes calculations based on the current value of projected cash flows discounted at costs of capital appropriate for the company’s market. The Adviser typically examines normalized, multiyear periods and assesses the probable growth rate over the coming five years.

Margin of Safety

Employing a substantial level of patience and discipline, the Adviser aims to buy the stocks of companies trading at significant discounts to the Adviser’s lowest estimate of intrinsic value and then sell them as they approach intrinsic value. In exchange for a margin of safety, the Adviser eschews companies with spectacular growth stories if it believes that they do not trade at discounted prices.

Catalysts

Of course, identifying value is one thing; realizing it is another. When analyzing a stock, the Adviser seeks to identify catalysts that could cause an upward revaluation of a company within approximately 12 to 24 months of the Funds’ investment. Events that are likely to occur sooner than that period may already be priced into the company’s securities, while more distant catalysts may never materialize. Major categories of catalysts include the following.

Changes in Management

Changes in senior management positions, or in the composition of a company’s board, are often critical elements in unleashing value.

Industry Shifts

Significant industry shifts, such as cyclical turns, consolidation, regulatory or tax changes, and globalization, often create winning environments for undervalued companies.

Growth-Rate Inflections

Changes in growth rates — or the reversal of a decline in growth rates — can ignite interest in undervalued companies.

Spinoffs, Dispositions, Restructurings, and Recapitalizations

Spinoffs of new divisions can unlock value; so can dispositions of underperforming business lines. Similarly, restructurings or recapitalizations can resolve major issues and uncover an attractive underlying core business.

The Foolish Bottom Line

Through its process, the Adviser seeks to identify “hidden gem” companies — neglected, long-term prospects that fly beneath Wall Street’s radar despite their financial health and their potential for long-term capital appreciation. These prospects frequently present compelling opportunities, provided that investors are equipped with the analytical tools they need to identify such opportunities.

With an emphasis on finding high-quality companies trading at significant discounts to intrinsic value and valuation discipline grounded in careful fundamental analysis, the Adviser strives to achieve long-term capital appreciation for the Funds. It aims to do so, moreover, while considering investment risks. For these reasons, the Adviser requires a “margin of safety,” a phrase closely associated with investing luminary Benjamin Graham.

The Adviser pursues a value-based strategy for the Funds, and, in addition to other core attributes, the margin of safety it requires is a substantial discount to its estimate of a company’s intrinsic value — i.e., the actual worth of a company as opposed to the price the market has assigned to its stock.

NON-PRINCIPAL FUND INVESTMENT PRACTICES AND THEIR RISKS(14)

Although the Great America Fund’s principal investment strategy is to invest primarily in common stocks of companies organized in the United States, and the Independence Fund’s principal investment strategy is to invest primarily in common stock of U.S. and foreign companies, the Funds may invest in other types of securities, other countries, and in other asset classes(15) when, in the judgment of the Adviser, such investments offer attractive potential returns. These investments may consist of equity-related securities, including preferred stocks, convertible preferred stocks, convertible bonds, and rights and warrants. The Funds may also invest in debt securities, real estate investment trusts, master limited partnerships and derivative instruments. The Independence Fund may also invest in exchange traded funds. The Great America Fund may invest up to 10% of its net assets in foreign companies (including companies located or doing business in emerging markets).(16)  Additional information regarding the

(14)                         Repetition warning! Repetition warning! The careful reader will note that certain “non-principal” risks appear now which you just read in the “principal” risk category. What gives? Do we really like our words so much that we’ve got to immediately repeat them? No — it’s simply because some things we’re allowed to do a lot in one fund (e.g. invest in international stocks in the Independence Fund), we’re allowed to do only a little in another fund (international stocks in the Great America Fund).

(15)                         When we say that the Funds may invest in other types of securities, the “may” is well worth emphasizing — whether through the use of bolding (control-b on most keyboards), italicizing (control-i), underlining (control-u), or, most obnoxiously, using ALL CAPS. However, the Independence Fund’s primary focus is the common stock of foreign and domestic companies. The Great America Fund’s primary focus is the common stock of domestic companies that the Adviser believes are both promising and undervalued.

(16)                         We regard the United States as the Great America Fund’s primary market, and the Fund invests its assets (i.e., your money) accordingly, but sometimes the Adviser may see opportunities abroad that it regards as too compelling to resist.

Funds’ investments and its investment practices, and the risks associated with these investments and practices, is discussed below.

You should consider an investment in the Funds only as part of an overall investment plan and should invest in the Funds only if you are willing to accept the risks involved. Changes in the value of the Funds’ investments will result in changes in the value of the Funds’ shares and, thus, each Fund’s total return to shareholders.

Exchange-Traded Funds

The Independence Fund may purchase shares of exchange-traded funds that are registered as investment companies under the Investment Company Act of 1940 (the “1940 Act”) (“ETFs”) and shares of similar investment vehicles that are not registered under the 1940 Act (together with the ETFs, “Traded Funds”) to gain exposure to the general market, individual countries or regions, or industry sectors. The Independence Fund may use these instruments to allocate the Independence Fund’s assets to markets or industry sectors the Adviser deems attractive while it pursues investment in the securities of companies in those markets or sectors.

Generally, the Traded Funds in which the Independence Fund invests hold portfolios of investments designed to track the performance of a particular index (or group of securities having specified characteristics) or of a “basket” of stocks from within a particular industry sector or group. Their shares are traded on securities exchanges. Traded Funds involve risks generally associated with investments in securities, including the risk that the general level of prices, or that the prices of securities within a particular sector, may increase or decline and thereby affect the value of the shares of the Traded Funds. To the extent that Traded Funds incur various expenses, including investment advisory fees, the Independence Fund, when investing in Traded Funds, will bear duplicative fees and expenses, which shareholders of the Independence Fund will bear indirectly. The Independence Fund does not invest in actively managed Traded Funds.

Closed-End Funds

The Independence Fund may invest in publicly traded shares of closed-end investment companies registered under the 1940 Act and business development companies to indirectly access particular types of investments (such as private equity investments), markets, or industry sectors in which it would otherwise be difficult or costly for the Independence Fund to invest. Shares of these companies may trade at a discount from or premium to their net asset values per share, which change from time to time and may be significant. Closed-end investment companies and business development companies incur various expenses, including investment advisory fees (which, in the case of a business development company, may be performance-based compensation). The Independence Fund will bear these expenses when it invests in such companies, which are in addition to the fees and expenses of the Independence Fund.

Foreign Investments

The Great America Fund may invest in the securities of foreign companies, including companies located in both developed and emerging market countries. Investments in foreign securities may be made through the purchase of depository receipts that represent indirect interests in the securities of foreign companies. Investing in securities of foreign companies involves risks generally not associated with investments in the securities of U.S. companies. These risks may relate to those associated with fluctuations in foreign currency exchange rates,(17) unreliable and untimely information about issuers, and political and economic instability. Securities of foreign issuers generally trade and thus may be purchased and sold by a Fund in foreign markets.

(17)                         As previously mentioned, if the Great America Fund holds a foreign stock, and the stock is traded on a foreign exchange, with its price denominated in that foreign currency, the value of the stock will change, for the Fund, whenever the relative value of the U.S. dollar and that foreign currency change. To take an imaginary example, if the Fund holds shares in Ruritania Telecom, traded on the Ruritanian Stock Exchange, those shares will be worth more to the Fund if the value of the Ruritanian lek increases against the U.S. dollar, and vice versa, all other things being equal.

Investment in Emerging Market Countries

Investing in emerging market countries involves risks in addition to and greater than those generally associated with investing in more developed foreign markets. In many less-developed markets, there is less governmental supervision and regulation of business and industry practices, stock exchanges, brokers, and listed companies than there is in more developed markets. The securities markets of certain countries in which the Great America Fund may invest may also be smaller, less liquid, and subject to greater price volatility than are those of more developed markets. In the event of a default on an investment in a foreign debt obligation, it may be more difficult for the Great America Fund to obtain or to enforce a judgment against the issuer of that security. The Great America Fund may also be subject to emerging markets risk to the extent that it invests in companies that are not domiciled in an emerging market but have customers, products, or transactions associated with emerging markets.

Real Estate Investment Trusts

Real estate investment trusts (“REITs”) are pooled investment vehicles that manage a portfolio of real estate or real estate-related loans to earn profits for their shareholders. REITs are generally classified as equity REITs, mortgage REITs, or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property, such as shopping centers, nursing homes, office buildings, apartment complexes, and hotels, and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs can be subject to extreme volatility because of fluctuations in the demand for real estate, changes in interest rates, and adverse economic conditions. Similar to investment companies, REITs are not taxed on income distributed to shareholders, provided they comply with certain requirements under the tax law. The failure of a REIT to continue to qualify as a REIT for tax purposes can materially affect its value. A fund indirectly bears its proportionate share of any expenses paid by a REIT in which it invests.

REITs often do not provide complete tax information until after the end of the calendar year. Consequently, because of the delay, it may be necessary for a fund investing in REITs to request permission to extend the deadline for issuance of Forms 1099-DIV beyond January 31. In the alternative, amended Forms 1099-DIV may be sent.

Master Limited Partnerships

The Funds may purchase limited partnership interests in master limited partnerships (“MLPs”). MLPs are publicly traded companies organized as limited partnerships or limited liability companies and are treated as partnerships for U.S. federal tax purposes. Typically, MLPs may derive income and gains from, among other things, the exploration, development, mining or production, processing, refining, transportation (including pipelines transporting gas, oil, or products thereof), or marketing of any mineral or natural resources. MLPs generally have two classes of owners — the general partner and limited partners.

Investments in securities of MLPs involve risks that differ from an investment in common stock. Holders of limited partnership interests in MLPs have more limited control and limited rights to vote on matters affecting the partnership. There are also tax risks associated with these investments — particularly, the risk that, if an MLP is required to pay corporate income taxes (a situation that could occur if the MLP is not treated as a partnership for federal income tax purposes or as a result of a change in law), the amount of cash available for distribution by the MLP (and the value of its limited partnership interests) would be reduced. In addition, conflicts of interest may exist between the owners of limited partnership interests in an MLP and the MLP’s general partner. Generally, the general partner of an MLP is entitled to receive incentive compensation and is reimbursed by the MLP for costs it incurs in managing and operating the MLP. When the Funds invest in MLPs, they bear these costs, which are in addition to the fees and expenses of the Funds.

Debt Securities

The Funds may invest in non-convertible debt securities on a temporary basis to earn income pending investment of its assets in common stocks and equity-related securities or to seek capital appreciation when the Adviser believes an issuer’s debt securities are undervalued based on its fundamental analysis. These securities include bonds and other debt obligations, including obligations issued by U.S. and foreign corporations, the U.S. government or foreign governments or their agencies, and municipal governments. The securities may pay fixed, variable, or floating rates of interest and may include zero-coupon obligations. The Funds may invest in both investment grade debt securities and non-investment grade debt securities (known as high-yield bonds or junk bonds). Investment grade debt securities are those securities rated BBB or better by Standard & Poor’s or Baa or better by Moody’s Investors Service, or that are unrated and have been determined by the Adviser to be of comparable quality to these rated securities. Except during periods of adverse market or economic conditions, when the Funds may assume a defensive investment position, the Funds will not invest more than 15% of their net assets in non-convertible debt securities.

All debt securities are subject to certain risks. One risk is that the issuer may not be able to meet its principal or its interest-payment obligations. Another risk is that the value of debt securities generally declines as interest rates rise. The value of debt securities may also decline as a result of a change in market perception of the creditworthiness of the issuer and a change in general market liquidity. Any decline in the value of debt securities as a result of changes in credit quality or future interest rates will generally be greater for securities having longer maturities. Non-investment grade securities, especially high-yield bonds, which are speculative investments, are more sensitive to these risks, particularly credit risk. In addition, the markets for non-investment grade securities may be thinner and less active than are the markets for investment grade securities. The Funds will not invest more than 5% of their net assets in non-investment grade debt securities and does not invest in debt securities that are in default as to payment of interest or principal.

Forward Foreign Currency Contracts

The Independence Fund may (but is not required to) enter into forward foreign currency contracts to hedge its exposure to fluctuations in foreign exchange rates pending its purchase and sale of foreign securities. These contracts represent obligations to purchase or to sell a specified amount of currency at a future date and at a specified price agreed to by the parties at the time they enter into the contracts and allow the Independence Fund to “lock in” the U.S. dollar prices of securities. However, there may be an imperfect correlation between the securities being purchased or sold and the forward contracts entered into, and there is a risk that a counterparty will be unable or unwilling to fulfill its obligation under a forward contract.

Preferred Stock

The Funds may invest in preferred stocks. Like common stock, preferred stock represents equity ownership interests in a company and participates in a company’s earnings. However, unlike common stocks, preferred stocks are entitled to stated dividends. These dividends are sometimes “cumulative,” which means that if previous stated dividends have not been paid, the dividends payable on the preferred stock will have a priority over distributions to holders of common stock and a preference on the distribution of a company’s assets in the event of the company’s dissolution. Preferred stock may also be “participating,” which means that its holders are entitled to dividends in excess of stated dividends in certain cases. Each Fund does not require a minimum credit rating for its preferred stock. The Adviser considers a company’s liquidity and credit condition as well as the position of the security in the company’s capital structure in assessing preferred stock it considers for the Funds. The risks of preferred stock are similar to the risks associated with common stock

Convertible Securities

The Funds may purchase convertible debt obligations and convertible preferred stock. The holders of these securities are entitled to exchange the securities for common stock (or other equity securities) of a company, typically at a fixed price within a specified period of time. Until conversion, the holder is entitled to interest (in the case of convertible debt) or dividends (in the case of preferred stock). These instruments have risks that are similar to debt securities because of their interest or dividend features and have risks that are similar to equity securities because of their conversion features.

Warrants and Rights(18)

The Funds may invest in warrants and rights. These securities are forms of derivative instruments that have equity-like characteristics. Warrants are instruments that permit, but do not obligate, the holder to subscribe for other securities. Rights are similar to warrants but normally have a short duration and are distributed directly by the issuer to its shareholders. Warrants and rights are not dividend-paying investments and do not have the voting rights of common stock. They also do not represent any rights in the assets of the issuer. As a result, warrants and rights may be considered more speculative than direct equity investments. In addition, the values of warrants and rights do not necessarily change with the values of the underlying securities, and these instruments may cease to have value if not exercised before their expiration dates.

The use of warrants and rights can increase the volatility of the Funds’ portfolio. If a Fund invests in these instruments at unfortunate times or judges market conditions incorrectly, it may incur substantial losses. Changes in the liquidity of the secondary markets in which these instruments trade can result in significant, rapid, and unpredictable changes in their prices, and these conditions could also cause losses to the Funds.

When-Issued, Delayed-Delivery, and Forward-Commitment Transactions(19)

The Independence Fund may purchase securities on a “when-issued” basis and may purchase or sell securities on a “delayed-delivery” or “forward-commitment” basis to hedge against anticipated changes in interest rates or securities prices. These transactions involve a commitment by the Independence Fund to purchase or sell securities at a future date (ordinarily one or two months later). The price of the underlying securities, which is generally expressed in terms of yield, is fixed at the time the commitment is made, but delivery and payment for the securities takes place at a later date. No income accrues on securities that have been purchased pursuant to a when-issued, delayed-delivery, or forward-commitment basis before delivery to the Independence Fund. When-issued, delayed-delivery, and forward-commitment securities may be sold before the settlement date. If the Independence Fund disposes of the right to acquire a when-issued security before its acquisition or disposes of its right to deliver or receive against a delayed delivery or forward commitment, it may incur a gain or loss. When the Independence Fund enters into such a transaction, a segregated account consisting of cash, U.S. government securities, or liquid securities equal to the value of the when-issued, delayed-delivery, or forward-commitment transaction is established and maintained. Purchasing securities on a forward-commitment, when-issued, or delayed-delivery basis when the Independence Fund is fully or almost fully invested may result in greater potential fluctuation in the value of the Independence Fund’s net assets. There is a risk that securities purchased on a when-issued or delayed-delivery basis may not be delivered and that the purchaser of securities sold by the Independence Fund on a forward basis will not honor its purchase obligation. In these cases, the Independence Fund may incur a loss.

Total Return Swaps

The Independence Fund may enter into total return swaps to gain exposure to foreign securities markets or foreign securities that might otherwise be difficult or costly to access or purchase because of foreign regulatory restrictions or foreign tax laws. A total return swap is an individually negotiated agreement through which the Independence Fund can, in exchange for a specified fixed or floating payment, derive an investment return that is based on the investment performance of a specified index or basket of securities or that is based on changes in the price of a specific foreign security. Use of these instruments involves various risks. These include the risks that the Independence Fund may not be able to terminate or offset its position at the time it wishes do so or at a favorable price and that, as a result of the failure of a counterparty or legal or operational issues, the Independence Fund may not receive payments required to be made to it under the terms of a swap. The Independence Fund will not enter into

(18)                         A warrant is the right to buy something (typically a share of stock) at a set price, during a particular time period. If the market price of the stock is below the warrant price, then the warrant may be worthless. That said, these securities may sound exotic and esoteric, but they’re really quite straightforward. Companies use them when they want to raise funds or conduct some other corporate action, such as spinning off a division. Rights offerings are securities that the company issues to shareholders, who are thereby given the right (hence the name) to buy shares in, say, the next 30 to 60 days, at a fixed price. A warrant is sort of the same thing but is generally longer dated. Both give the shareholder the option to buy shares at a fixed price for a limited time directly from the company and can be bought and sold on the stock market. These won’t be a big part of the Funds’ strategies, but they offer a great way to increase positions in companies we like.

(19)                         Once upon a time, these types of securities were much more important.  They sound like they’re leveraged directional bets on the movement of the price of tea in China.  For our purposes, these are essentially indistinguishable from common stock.  “When issued” securities are most commonly seen when a company is spinning off a division, going public, or splitting its shares.

a total return swap if, as a result, the value of its position in illiquid investments would exceed 15% of the value of the Independence Fund’s net assets.

Short-Term Investments

During periods of adverse market or economic conditions, the Funds may temporarily invest all or a substantial portion of their assets in high quality, fixed-income securities, money market instruments, and shares of money market mutual funds, or it may hold cash. At such times, to preserve capital, the Funds would not be pursuing their stated investment objective with its usual investment strategies. The Funds may also hold these investments for liquidity purposes.

Illiquid Investments

Each Fund invests primarily in publicly traded securities and does not purchase securities that have legal or contractual restrictions on resale or that are illiquid. However, total return swaps entered into by the Independence Fund may be illiquid.  In addition, liquid securities purchased by the Funds may become illiquid because of issuer-specific events or changes in market conditions. Illiquid investments are subject to the risk that the Funds will not be able to sell the investments when desired or at favorable prices. The Funds will not purchase an illiquid investment if, as a result, more than 15% of the value of the Funds’ net assets would be so invested.

Other Investments

The Funds may make other types of investments and may engage in various other investment practices, including securities lending. These investments and practices, and their risks, are described in the Statement of Additional Information (the “SAI”).

NON-PRINCIPAL RISKS OF INVESTING IN THE FUNDS

In addition to the risks associated with the Funds’ investments and investment practices, you should consider the following additional risks of investing in the Funds.

Reliance on the Adviser

The Funds’ ability to achieve its investment objective is dependent on the Adviser’s ability to identify profitable investment opportunities for the Funds. The Adviser was formed in 2008.   The Adviser began managing the Independence Fund in 2009 and the Great America Fund in 2010.  Two members of the investment committee have considerable experience analyzing companies, valuing stocks, and monitoring market activity from their editorial positions in the financial media and publishing industry, and one member of the investment committee has considerable experience managing global portfolios of securities.(20)

Compensation to the Adviser

The compensation payable by the Funds to the Adviser may under certain circumstances be higher than the compensation paid by other mutual funds with similar investment objectives. The fee paid to the Adviser increases or decreases depending on the Independence Fund’s investment performance relative to the performance of the MSCI World Index and, after the Great America Fund has completed 12 full calendar months of operations,  the Great America Fund’s investment performance relative to the performance of the Russell MidCap Index.(21) This situation may create an incentive for the Adviser to make riskier investments than it might make absent this

(20)                         We’re sure you’ve heard that “past performance is no guarantee of future results.” The past experience of members of the Adviser’s investment committee does not guarantee future results.

(21)                         The performance-based adjustment, which is described in greater detail a bit later, is an additional effort to align the interests of the Adviser with those of the shareholders. Bottom line: The Adviser earns more if the funds perform better and less if they perform worse, and so it is has a financial incentive to try to outperform each Fund’s benchmark, not merely pump up the Funds’ assets.

compensation arrangement. In addition, because of the structure and method of computation of the performance-based component of the advisory fee, it is possible that relatively insignificant market fluctuations, as opposed to the performance of the Funds, may result in an increase in the advisory fee, and it is possible that the Adviser will receive a higher fee even if the investment performance of a Fund is negative.

Activities of Affiliates of the Adviser

Companies affiliated with the Adviser, including The Motley Fool, LLC, publish information, opinions, and recommendations regarding the purchase and sale of securities, possibly including securities that are held by or being considered for purchase or sale by the Funds. These opinions and recommendations may be consistent with, or opposed to, the views of the Adviser and may adversely affect the prices of securities held by the Funds or the prices at which the Funds can purchase or sell a security. The Funds, the Adviser, and the Adviser’s publishing affiliates have adopted procedures designed to prevent personnel of the publishing affiliates from obtaining or using nonpublic information about each Fund’s holdings or the Adviser’s strategy or actual or potential portfolio. These procedures are also designed to prevent the Adviser and its personnel from using pre-publication information obtained from the publishing affiliates and to assure that investment decisions for the Funds are consistent with what the Adviser believes to be in the Funds’ best interest. A description of the Funds’ policies and procedures with respect to the disclosure of information regarding their portfolio securities and the procedures designed to minimize conflicts between the Funds, the Adviser, and the Adviser’s publishing affiliates is contained in the SAI.

MANAGEMENT OF THE FUNDS

The Board of Trustees (the “Board”) of The Motley Fool Funds Trust (the “Trust”) (of which each Fund is a series) is responsible for supervising the operations and affairs of the Funds. The Trust’s officers, who are all members, partners, officers, or employees of the Adviser, or its affiliates, are responsible for the daily management and administration of the Funds’ operations.

Investment Adviser

Subject to the overall supervision of the Board, the Adviser manages the overall investment operations of the Funds in accordance with the Funds’ investment objective and policies and formulates a continuing investment strategy for each Fund pursuant to the terms of an investment advisory agreement between the Adviser and the Trust (the “Advisory Agreement”). The Adviser is a wholly owned subsidiary of The Motley Fool Holdings Inc. (“TMF Holdings”), a multimedia financial-services holding company that also owns The Motley Fool, LLC, which publishes investment information and analysis across a wide range of media, including investment-newsletter services, websites, and books. TMF Holdings is controlled by David Gardner and Tom Gardner, along with other private shareholders. The Adviser is located at 2000 Duke Street, Suite 175, Alexandria, VA 22314.

The Adviser’s Investment Management Team

The Adviser has established an Investment Committee, composed of William H. Mann III, Donald M. Krueger, William S. Barker, CFA, and Anthony L. Arsta. The Investment Committee, chaired by Mr. Mann, is primarily responsible for all investment-related services provided to the Funds by the Adviser.

William H. Mann III

Bill Mann has served as Portfolio Manager for the Independence Fund, since June 2009 and the Great America Fund since 2010.   He was the senior investing analyst for The Motley Fool from 2001 to 2008. Before coming to the Adviser, Mr. Mann served as co-advisor for the Motley Fool Hidden Gems and Hidden Gems Pay Dirt small-cap investment newsletters and was the founding advisor for the Motley Fool Global Gains international-stock newsletter.

In 2007 and 2008, Mr. Mann served on the Advisory Committee on Improvements to Financial Reporting, a special committee empanelled by the Securities and Exchange Commission (the “SEC”) to examine the financial reporting system and reduce complexity. Mr. Mann’s expertise in issues of corporate governance led the U.S. Senate Committee on Commerce, Science, & Transportation to ask him to testify as an expert witness at a 2001 hearing on the collapse of Enron. Mr. Mann is a sought-after public speaker and has frequently appeared on CNBC, Bloomberg, Fox News Channel, CNN, BBC, CBS, and numerous business radio programs.

Before joining The Motley Fool in 1999, Mr. Mann was a co-founder of a specialty international telecommunications carrier focusing on project development in Asia, particularly China, India, Pakistan, and Indonesia. Mr. Mann holds a bachelor’s degree in international service from American University and is a graduate of Phillips Academy.

William S. Barker, CFA

Bill Barker is a senior analyst for equity research at the Adviser, having served in that role for the Independence Fund since 2009 and the Great America Fund since 2010. He joined The Motley Fool in 2005 as a senior analyst for equity research, a role in which he specialized in value-stock analysis and worked primarily on three newsletters: Motley Fool Stock Advisor, Motley Fool Hidden Gems, and Hidden Gems Pay Dirt. Previously, Mr. Barker worked for the SEC in its Office of Investor Education and Assistance, and for the U.S. Department of the Treasury in the Office of Foreign Assets Control, Foreign Terrorism Division. While with Treasury, he worked on the detection and prevention of the funding of foreign terrorist organizations and individuals.

He also worked for The Motley Fool from 1998 to 2001 as the principal writer of personal-finance content for the company’s website and later as an equity analyst and senior producer for investing. Mr. Barker received his CFA designation in 2008 and is a member of the CFA Society of Washington, D.C.

Before his work in finance, Mr. Barker was a trial lawyer in the Commercial Litigation division of the City Solicitor’s Office in Philadelphia, where he handled complex commercial cases as lead counsel in trials involving multimillion-dollar claims. He represented many of the major departments of the city, including the Office of the Mayor. Coming out of law school, he first worked in Washington, D.C., as an associate for Patton Boggs, LLP.

Mr. Barker has written extensively for The Motley Fool online as well as for its newsletters and three Motley Fool books. He has been published in Newsweek and has appeared as a commentator on CNN, CNBC, CNBC Europe, MSNBC, BBC, CBS, and NBC’s The Today Show. He graduated cum laude from Yale University with a degree in political philosophy and earned his J.D. from the University of Virginia.

Donald M. Krueger

Don Krueger is a senior analyst for equity research at the Adviser, having served in that role for the Independence Fund since 2009 and the Great America Fund since 2010. Mr. Krueger has been a global investor for more than 30 years. Before joining Motley Fool Asset Management, Mr. Krueger served as the research director for a long/short global hedge fund at Perella Weinberg Partners in New York. Mr. Krueger has also developed and managed global portfolios — with a heavy focus on Asian and other international markets — for Valenzuela Capital Partners, Soros Fund Management, and Templeton International. Mr. Krueger was a managing director at Soros Fund and a partner at Valenzuela before becoming the CFO and COO at BrightStream. Mr. Krueger spent his first few years in the industry as an analyst at Capital Research Company.

Institutional Investor magazine recognized him in 1986 as one of the top ten “Best of the Buy Side” analysts in America. Mr. Krueger earned his bachelor’s degree from the University of Rochester and his M.B.A. from Harvard Business School.

Anthony L. Arsta

Tony Arsta is a senior analyst for equity research at the Adviser. He has served as research analyst for the Independence Fund since 2009 and the Great America Fund since 2010. Mr. Arsta complements his value-investing focus with applications of statistical analysis and investor psychology. After joining The Motley Fool in 2008, he contributed his writing and analysis to Motley Fool Million Dollar Portfolio, as well as several other Foolish newsletter services. Mr. Arsta earned his M.B.A. with distinction from DePaul University, with a concentration in finance, and also holds a B.S. in computer science from the University of Wisconsin, Madison.

The SAI provides additional information about the compensation of each member of the Investment Committee, other accounts managed by them, and their ownership of shares of the Funds. (22)

Advisory Fee(23)

Under the terms of the Advisory Agreement, each Fund pays the Adviser a fee that is computed and paid monthly at an annual rate of 0.95% of the Funds’ average daily net assets during the month (the “Basic Fee”). Commencing the first month after each Fund has completed 12 full calendar months of operations, the Basic Fee is subject to a monthly adjustment (the “Monthly Performance Adjustment”) based on the investment performance of each Fund relative to the performance of the MSCI World Index for the Independence Fund, and the Russell MidCap Index for the Great America Fund, measured over a trailing-36-month period ending on the last day of the month for which the fee is to be paid (or, if each Fund does not have 36 full calendar months of operations, the number of months since commencement of each Fund’s operations) (the “Performance Measurement Period”).  The fee payable for each month (the “Total Advisory Fee”) will be the Basic Fee plus or minus the Monthly Performance Adjustment.

The Monthly Performance Adjustment is calculated by subtracting from the cumulative percentage performance of the Funds (essentially, the change in the Funds’ net asset value per share) during the Performance Measurement Period (net of all expenses, including advisory fees) the percentage change in the MSCI World Index for the Independence Fund and the Russell MidCap Index for the Great America Fund over the same period (including the value of dividends paid during the measurement period on stocks included in the MSCI World Index, or the Russell MidCap Index, respectively). The Monthly Performance Adjustment is based on an annual percentage rate determined by (i) subtracting 3 from the positive or negative percentage difference between the investment performance of the Funds and the investment performance of the MSCI World Index for the Independence Fund and the Russell MidCap Index for the Great America Fund during the Performance Measurement Period, and (ii) multiplying the result by 2%, but the annual percentage rate used in determining the Monthly Performance Adjustment will be limited to a rate of not more than +0.20% nor less than -0.20%. The dollar amount of the Monthly Performance Adjustment is then determined by dividing the annual percentage rate by 12 and (iii) multiplying the result by the average daily net assets of each Fund during the Performance Measurement Period. There is no Monthly Performance Adjustment if the difference between the investment performance of each Fund and the investment performance of its index is three percentage points or less. Because the operation of the Expense Limitation and Reimbursement Agreement will have a positive effect upon each Fund’s investment performance, the agreement may result in an increase in the Monthly Performance Adjustment and the Total Advisory Fee. The Adviser has agreed to waive the amount of the increase in the Monthly Performance Adjustment that exceeds the amount that would have been payable to it in the absence of the Expense Limitation and Reimbursement Agreement to the extent that such increase exceeds the cumulative amount of expenses deferred, absorbed, or reimbursed by the Adviser that it has not previously recovered as a result of higher positive performance-based adjustments in one or more prior months resulting from the Expense Limitation and Reimbursement Agreement.

To illustrate the Monthly Performance Adjustment, if the investment performance of each Fund is 12% and the investment performance of each Fund’s respective index, the MSCI World Index for the Independence Fund, or

(22)                         The Motley Fool has long favored management teams who put their money where their mouths are and invest alongside their shareholders.  The SAI, which supplements the information in this prospectus, tells you the level of personal investment the members of the Adviser’s investment committee have in the Funds, as well as much other important additional information.

(23)                         The Advisory Fee is the amount paid to the Adviser for its work in managing a Fund. You probably didn’t need us to explain that.

the Russell MidCap Index for the Great America Fund is, 6% during a Performance Measurement Period, the Monthly Performance Adjustment will be .06% (i.e., 2% of the 6-percentage point difference between each Fund’s performance and that of the index less 3), divided by 12 and multiplied by the average net assets during the Performance Measurement Period. Conversely, if the investment performance of the Funds is 6% and the investment performance of each Fund’s respective index, the MSCI World Index for the Independence Fund,  or the Russell MidCap Index for the Great America Fund, is 12% during the Performance Measurement Period, the Monthly Performance Adjustment will be -.06% (i.e., 2% of the -6-percentage point difference between the Fund’s performance and that of the index less 3), divided by 12 and multiplied by the by the average net assets during the Performance Measurement Period.

The following table illustrates how the effective annual rate of the Total Advisory Fee would vary under this arrangement. It assumes that the Funds’ average net assets in the month for which the Total Advisory Fee is computed are the same as the average net assets of the Funds during the Performance Measurement Period. However, it is likely that a Fund’s average net assets in a given month will be greater or less than its average net assets during the Performance Measurement Period. As a result, the dollar amount of the Monthly Performance Adjustment for a particular month may be more or less than 0.20% annually of the Funds’ average net assets during that month.

Percentage Point Difference Between Each Fund’s Performance (Net of Advisory Fees and Other Fund Expenses) and Performance of its Index, the MSCI World Index, or the Russell MidCap Index	Basic Fee (As Annual Percentage)	Monthly Performance Adjustment (As Annual Percentage)	Total Advisory Fee (As Annual Percentage)
+13	0.95%	0.20%	1.15%
+11	0.95%	0.16%	1.11%
+9	0.95%	0.12%	1.07%
+7	0.95%	0.08%	1.03%
+5	0.95%	0.04%	0.99%
Between -3 and +3	0.95%	N/A	0.95%
-5	0.95%	-0.04%	0.91%
-7	0.95%	-0.08%	0.87%
-9	0.95%	-0.12%	0.83%
-11	0.95%	-0.16%	0.79%
-13	0.95%	-0.20%	0.75%

Under the terms of an Expense Limitation and Reimbursement Agreement(24) entered into by the Adviser and the Funds, the Adviser has contractually agreed to pay, waive or absorb a portion of the Funds’ operating expenses through February 2012, to the extent necessary to limit the Funds’ annual operating expenses (excluding the advisory fee, brokerage commissions, taxes, interest expense, acquired fund fees and expenses, and any extraordinary expenses) to an amount not exceeding 0.40% annually of each Fund’s average daily net assets.  The Adviser may recover from the Funds fees and expenses previously paid, waived or absorbed for a period of three years after such fees or expenses were incurred, provided that the repayments do not cause the Funds’ operating expenses (excluding the advisory fee, brokerage commissions, taxes, interest expense, acquired fund fees and expenses, and any extraordinary expenses) to exceed 0.40% annually of the Funds’ average daily net assets.

To the extent that the Expense Limitation and Reimbursement Agreement reduces the expenses of the Funds, it will increase the investment performance of the Funds and, because of the performance-based component of the advisory fee, may result in an increase in the fee the Funds pay to the Adviser. However, to the extent that the Funds reimburse the Adviser for previously deferred fees or for Fund expenses previously absorbed or reimbursed

(24)                         During the first year of each Fund’s operations, the effect of this agreement is to limit the Funds’ expense ratio and thus limit the expenses you bear as a shareholder of the Funds. We’re doing this because during the early days of the Funds, they will probably not have a large amount of assets, and some of the fees and expenses they must pay are not tied to the size of the Funds. We believe that the Adviser should be paid for its work, but we don’t want to penalize early investors in the Funds.

by the Adviser, the operation of the agreement will decrease the investment performance of the Funds and may result in a decrease in the advisory fee. The Adviser will not increase the amount of fees deferred or Fund expenses absorbed or reimbursed in order to increase amounts payable to it under the Monthly Performance Adjustment.

For the fiscal year ended October 31, 2010, the Independence Fund paid 0.16% (expressed as a percentage of average net assets) to the Adviser for its services.  Had fee waivers not been in place, the Independence Fund would have paid 0.98%.  A discussion regarding the Board’s approval of the Advisory Agreement and the factors the Board considered with regard to the Independence Fund is available in the Independence Fund’s annual report to shareholders for the fiscal period ended October 31, 2009, and will be available in the Great America Fund’s semi-annual report to shareholders for the fiscal period ended April 30, 2011.

FUND EXPENSES(25)

Each Fund pays all of its expenses other than those expressly assumed by the Adviser. Expenses of each Fund are deducted from the Funds’ total income before dividends are paid. Each Fund’s expenses include, but are not limited to, (1) fees paid to the Adviser and the Funds’ administrator; (2) fees of the Funds’ independent registered public accounting firm, custodian, and transfer agent, and certain related expenses; (3) taxes; (4) brokerage fees and commissions; (5) interest; (6) costs incident to meetings of the Board and meetings of the Funds’ shareholders; (7) costs of printing and mailing prospectuses and reports to shareholders and the filing of reports with regulatory bodies; (8) legal fees and disbursements; (9) fees payable to federal and state regulatory authorities; (10) fees and expenses of Trustees who are not “interested” persons, as defined by the 1940 Act, of each Fund; and (11) any extraordinary expenses.(26)

NET ASSET VALUE

The NAV of each Fund’s shares is determined once daily as of the close of regular trading on the floor of the New York Stock Exchange (the “NYSE”) (generally 4:00 p.m. Eastern time), on each day the NYSE is open for business. Each Fund calculates NAV per share by dividing the value of its net assets (i.e., the value of its assets less its liabilities) by the total number of shares outstanding. Each Fund’s investments are valued at their market value or, if market quotations are not readily available, at their fair value as determined in accordance with procedures adopted by the Board. Securities of the Independence Fund (or the Great America Fund, to the extent it holds foreign securities) traded on foreign stock exchanges are generally valued based upon the closing prices for those securities on the principal exchanges where the securities are traded, subject to possible adjustment as described below. The value of non-dollar-denominated portfolio securities held by a Fund are determined by converting all assets and liabilities initially expressed in foreign currency values into U.S. dollar values, based on exchange rates supplied by a quotation service.

If market quotations for a security are not readily available or if the Adviser believes that market quotations do not accurately reflect fair value of a security, that security will be valued at its fair value as determined in good faith by the Board.(27) Such determinations are made by the Adviser or through the use of a pricing service under

(25)                         The Motley Fool has long criticized the mutual fund industry for its exorbitant fees. The charges you won’t find listed here (because we don’t ding you for them) include sales charges (loads) and 12b-1 marketing and distribution fees.

(26)                         Many investors do not pay enough attention to the “Fees and Expenses” sections of prospectuses. We think that’s a mistake. You are investing your money, in the hope that it will grow. Every dollar that you pay in fees and expenses is a dollar that is no longer working for you. With the power of compounding over time, each dollar in fees could cost you significantly more than a dollar in forgone returns. Does that mean that you should always invest in the cheapest fund you can find? Not necessarily. Fees and expenses are just part of the calculation of the total value that you receive from any given fund.

Longtime followers know that The Motley Fool has often written about the virtues of index funds, which typically have lower fees and expenses than do actively managed funds, including the Funds. Costs are certainly an important consideration when choosing a fund. Savvy types, however, should bear this in mind: With an index tracker, investors are likely to lose to the market each year by about the amount of the index fund’s annual expenses. Each of our Fund’s objective, on the other hand, is to surpass the return of its index, not merely to lag it by the amount of its expense ratio. We may not succeed, of course, but we will try to do so by relying on the Adviser’s approach to investing, which is based on principles of investing long-advocated by The Motley Fool.

(27)                         You’d think it would be easy to determine what a share of each Fund is worth — just add up the value of everything it holds, and then divide by the number of shares. It’s not that simple, though. Some foreign markets have different operating hours (when it’s daytime in Chicago, for example, it is night in Shanghai). That means that when we calculate each Fund’s value at the end of the day, the market quotations for some of the securities held by the Funds could be several hours old, and intervening events may have affected what the stocks are worth. In addition, characteristics of the relevant markets and stocks might, in some cases, cast doubt on a particular valuation. For these reasons, we may rely on a pricing service to determine the value of particular securities. It is possible that when the Funds buy or sell the securities, the price on the real market will be different from the value used for the fair value pricing.

procedures established and periodically reviewed by and under the ultimate supervision of the Board. A fair value determination may be required if, for example, (1) only a bid price or an asked price is available, (2) the spread between bid and asked prices is substantial, (3) there is a suspension or limitation of trading, or (4) events or actions affecting the market prices of portfolio securities occur after the close of the relevant market.

Foreign securities in which the Independence Fund invests may be traded in markets that close before the time that the Independence Fund calculates its net asset value. In addition, certain foreign securities in which the Independence Fund invests may be listed on foreign exchanges that trade on weekends or other days when the Independence Fund does not calculate its net asset value. In these situations, the value of the Independence Fund’s holdings may change on days when shareholders are not able to purchase or redeem the Independence Fund’s shares. The Board has authorized the Independence Fund to retain a pricing service to determine the value of its portfolio securities, including the determination of the fair value of securities in situations when the value of such securities has been materially affected by events occurring before the Independence Fund’s pricing time but after the close of the primary markets or exchanges on which such foreign securities are traded. These intervening events might be country-specific (e.g., natural disaster, economic or political developments, interest-rate change), issuer-specific (e.g., earnings report, merger announcement), or U.S. market-specific (e.g., a significant movement in the U.S. markets that is deemed to affect the value of foreign securities). The pricing service uses an automated system incorporating a model based on multiple parameters, including a security’s local closing price; relevant general and sector indices; currency fluctuations; trading in depository receipts and futures, if applicable; and research valuations by its staff, in determining what it believes is the fair value of the securities. Determining the fair value of portfolio securities involves reliance on judgment, and a security’s fair value may be affected by the method used for determining value. There can be no assurance that the Independence Fund could purchase or sell a portfolio security at the price used to calculate the Independence Fund’s net asset value. Because of the inherent uncertainty in making fair value determinations and the various factors considered in determining fair value, there can be significant deviations between the fair value at which a portfolio security is being carried and the price at which it is purchased or sold. Moreover, to the extent that the Independence Fund has significant holdings of foreign securities, fair valuation may be used by the Independence Fund more frequently than is the case for other mutual funds.

HOW TO BUY SHARES

Shares of each Fund may be purchased directly from the Funds by contacting the Funds’ transfer agent and may also be purchased from financial intermediaries that make shares of the Funds available to their customers. Shares are sold on a “no load” basis,(28) which means that you pay no sales charge when you purchase or redeem shares.(29)

You may purchase each Fund’s shares at the NAV per share next computed after receipt of your purchase order in proper form by the Funds’ transfer agent, BNY Mellon Investment Servicing (US) Inc. (the “Transfer Agent”). See “NET ASSET VALUE.” An order is in proper form if it meets applicable requirements as described in this Prospectus. The minimum initial investment in each Fund is $3,000. Subsequent investments in an account may be made in any amount of $100 or more. The Funds may waive these minimum investment requirements in special

(28)                         A “load,” or sales charge, is a fee that you are charged for the “privilege” of investing in some mutual funds. When a fund charges a load, you are putting less of your money to work than you might think. For example, if you were investing $10,000 in a fund that had a 2.5% front-end load, $250 would be taken off the top of your investment and leave you with only $9,750 in your account. The Funds do not charge any load.

(29)                         As discussed earlier, each Fund’s expense ratio does not include a 12b-1 marketing and distribution fee. However, to help offset the costs associated with short-term investors, we do charge a redemption fee of 2.00% on shares redeemed within 90 days of purchase. The proceeds of the redemption fee go to the Funds themselves.

circumstances and may modify these requirements at any time. The Funds reserve the right to reject any purchase order.

You will not receive any stock certificate evidencing your purchase of Fund shares. Instead, you will receive written or electronic confirmation of each transaction except for systematic purchases and redemptions and quarterly statements showing account balances. Shares of each Fund have not been registered for sale outside the U.S. Each Fund generally does not sell shares to investors residing outside the U.S., even if they are U.S. citizens or lawful permanent residents, except to investors with U.S. military APO or FPO addresses.

To comply with the USA PATRIOT Act of 2001 and the Funds’ Anti-Money-Laundering Program, you are required to provide certain information to the Funds when you purchase shares. You must supply your full name, date of birth, Social Security number, and permanent street address (and not a post office box) on your account application. You may, however, use a post office box as your mailing address. Please contact the Transfer Agent at 1-888-863-8803 if you need additional assistance when completing your account application. If the Transfer Agent cannot obtain reasonable proof of your identity, the account may be rejected and you will not be allowed to purchase additional shares for your account until the necessary information is received. The Funds reserve the right to close any account after shares are purchased if clarifying information or documentation is requested from you but is not received.

Small-Balance Account Fee

Although the minimum initial investment in each Fund is $3,000, if the value of any fund position is less than $10,000, that fund position may be subject annually to a $24 small-balance account fee, which will be assessed by redeeming shares from that fund position. This fee applies separately to each fund position in each account you may have with The Motley Fool Funds Trust.  For example, if you have one account that consists of $5,000 worth of shares of the Great America Fund and $5,000 worth of shares of the Independence Fund, you will be assessed a $24 fee for each of those two fund positions in that account.  The small-balance account fee is assessed during the fourth calendar quarter of each year but will not be assessed on accounts that have been maintained for less than six months. The fee also does not apply to shares held through an omnibus account with the Funds maintained by your securities dealer or mutual fund marketplace, to Fund-sponsored retirement accounts, or group retirement or employee savings plan accounts. The small-balance account fee is distributed directly to the Funds to reinvest on behalf of shareholders.  The fee is implemented to offset the higher costs, which all shareholders of the Funds indirectly bear, associated with maintaining small accounts. The effective annual expenses borne by shareholders who invest less than $10,000 in a Fund and are subject to the small-balance account fee will be higher as a result of this fee. If you plan to invest less than $10,000, you should consider that the small-balance account fee (if applicable) will increase the expenses you bear as a shareholder, potentially by as much as 0.8% annually (if you invest only the $3,000 minimum).  For the purposes of assessing the fee, multiple accounts owned by the same individual, whether in the same fund or in different funds offered by The Motley Fool Funds Trust, are each subject to the $10,000 minimum.

Purchase by Internet

You may purchase shares of each Fund by completing and submitting an electronic account application at the Funds’ website, www.foolfunds.com, and funding your purchase through an electronic Automated Clearing House (“ACH”) transfer of money to the Funds from your checking or savings account. For more information on this service, and the required forms, please go to www.foolfunds.com or call 1-888-863-8803. Shares will be issued at the NAV per share next computed after your order is received. As with any transactions you effect on the Internet, there are various risks, including the risk that your instructions may be lost, delayed, or inaccurately transmitted, and the risk that your personal information may be intercepted and improperly used by an unauthorized third party.

Automated Clearing House Purchases

Even if you do not open your account online, you may purchase additional shares of each Fund through an ACH transfer of money from your checking or savings account. The ACH service will automatically debit your pre-designated bank account for the desired amount. Shares purchased using an ACH transfer will be issued at the NAV per share next computed after your order is received. For more information on this service, and required forms, please go to the Funds’ website, www.foolfunds.com, or call 1-888-863-8803. When you pay for shares using an ACH transfer (including any purchase you make on the Internet), the proceeds of a redemption of those shares may be delayed until the ACH transfer has been converted to federal funds, a process that may take up to eight days.

Purchase by Mail

You may also purchase shares by sending a check made payable to either, “Independence Fund or Great America Fund,” together with a completed account application in the case of an initial investment, to:

Regular Mail

Motley Fool Funds
P.O. Box 9780
Providence, RI 02940-9780

Express/Overnight Mail

Motley Fool Funds

4400 Computer Dr.

Westborough, MA 01581-1722

Subsequent investments made by check should be accompanied with the investment form (which will be enclosed with the confirmations and statements sent by the Funds and is also available on the Funds’ website, www.foolfunds.com, or from the Transfer Agent).

The Funds do not accept payment in cash or money orders. The Funds also do not accept third-party checks, Treasury checks, cashier’s checks, official checks, teller’s checks, credit card checks, traveler’s checks, or starter checks for the purchase of shares. The Funds are unable to accept post-dated checks, post-dated online bill-pay checks, or any conditional order or payment. In addition, undated checks, unsigned checks, and checks dated six months or more before their receipt by the Transfer Agent will be rejected. Checks for the purchase of shares must be made payable to the Funds and be drawn on a bank located within the U.S. and payable in U.S. dollars. Always write your Fund account number on the check.

Payments for redemptions of shares recently purchased by check (but not the date as of which the redemption price is determined) may be delayed to assure that the purchase check clears, which may take up to eight days from when your check is received. In such cases, redemption proceeds will be sent when purchase checks clear. This delay can be avoided if shares are purchased by wire and does not apply if there are sufficient other shares in your account to satisfy the requested redemption. The Transfer Agent will charge you a $25 fee for any returned check. Payments for redemptions of shares recently purchased by means of an ACH transfer may also be delayed. See “HOW TO REDEEM SHARES.”

Purchase by Wire

You may purchase shares for initial investment or for subsequent investments by wiring federal funds. Your bank should transmit funds by wire to:

Bank Name:	PNC Bank, Philadelphia, PA
ABA Number:	031000053
Account Name:	Motley Fool Funds
Account No.:	8615605782
Further Credit:	Fund Name, Shareholder Name, and Shareholder Account Number

For Initial Investment by Wire

If you are making your first investment in the Funds, before you wire funds, the Transfer Agent must have received your completed account application. You can mail or overnight-deliver your account application to the Transfer Agent. Upon receipt of your account application, the Transfer Agent will establish an account for you. The wire from your bank must include the name of the Fund and your name and account number so that your wire can be correctly applied.

Please be sure to submit a completed account application with an initial purchase order. An account application must be on file with the Transfer Agent to purchase shares.

For Subsequent Investments by Wire

Before sending your wire, please call the Transfer Agent at 1-888-863-8803 to ensure prompt and accurate credit upon receipt of your wire.

Wired funds must be received before the close of the New York Stock Exchange, normally 4:00 p.m. Eastern time, to be eligible for same-day pricing. The Funds and their agents are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or for incomplete wire instructions or errors in those instructions.

Purchase Through an Authorized Securities Dealer or Mutual Fund Marketplace

You may purchase shares of each Fund through any securities dealer or mutual fund marketplace that has been authorized by the Funds to make shares available. Authorized securities dealers may be authorized by the Funds to designate other intermediaries to receive purchase and redemption orders. An order to purchase shares are deemed received by the Funds when the authorized securities dealer (or, if applicable, its authorized designee) receives the order in such form as meets requirements established by the particular securities dealer or mutual fund marketplace, and shares will be issued at the NAV per share next determined after receipt of your order. See “NET ASSET VALUE.”

Your securities dealer, a mutual fund marketplace, or another financial organization may establish policies that differ from those of the Funds. For example, the organization may impose higher minimum investment requirements than are imposed by the Funds or may charge you a transaction fee or other fees, which may not be imposed by the Funds, in connection with purchases and redemptions of Fund shares.

Canceled or Failed Payments

Each Fund accepts checks and ACH transfers for the purchase of shares at full value, subject to collection. If you pay for shares with a check or ACH transfer that does not clear, your purchase will be canceled. You will be responsible for any resulting losses or expenses incurred by the Funds or the Transfer Agent, and the Funds may redeem shares you own in the account to effect reimbursement. The Funds and their agents have the right to reject or cancel any purchase order because of nonpayment.

Market Timing and Abusive-Trading Activity Policy

Each Fund is intended to serve as an investment vehicle for long-term investors. Frequent trading or market timing, which the Trust generally defines as redeeming Fund shares within 90 days of their purchase, can disrupt the Funds’ investment program and create additional transaction costs that all shareholders bear. Therefore, the Trust believes that it is not in its shareholders’ interests to accommodate market timing, and it has adopted policies and procedures designed to deter this practice. The Board has approved the imposition of a 2.00% redemption fee on

Fund shares that are redeemed within 90 days of purchasing such shares, with certain exceptions.(30) See “HOW TO REDEEM SHARES.”

In addition, the Trust may reject any purchase order that it regards as disruptive to efficient portfolio management. The Trust relies primarily on the imposition of a redemption fee to deter market timers. Although imposition of this fee is intended to discourage abusive trading practices in shares of each Fund, there can be no assurance that such activity will not occur. Investors whom the Funds identify as engaging in abusive trading practices will be notified of the Trust’s adverse view of market timing, and the Trust may terminate these relationships. In making such judgments, the Trust seeks to act in a manner it believes to be consistent with shareholders’ best interests. Although these efforts are designed to discourage abusive trading practices, these tools cannot eliminate the possibility that such activity will occur.

It is important to recognize that, because of the complexity involved in identifying abusive trading activity and the volume of shareholder transactions, there can be no assurance that the Trust’s efforts will identify all trades or trading practices that may be considered abusive. The Trust has entered into agreements with financial intermediaries obligating them to provide, upon request, information regarding their customers and their customers’ transactions in shares of the Funds. The Trust relies on financial intermediaries (other than the Transfer Agent) and information provided by financial intermediaries to monitor trades of shareholders whose shares are held in group or omnibus accounts by the financial intermediaries. The Trust will generally rely on the financial intermediaries to impose a redemption fee where applicable and to prohibit or bring to the attention of the Trust transactions that may be abusive. The Trust reserves the right to reject any order placed from an omnibus account, and if it deems it appropriate because of a financial intermediary’s failure to comply with its responsibilities, the Trust may terminate the right of the financial intermediary to maintain an omnibus account.

HOW TO REDEEM SHARES

You may redeem shares of each Fund at any time. As described below, redemption requests may be made by mail or telephone through the Transfer Agent or may be made through an authorized financial intermediary or mutual fund marketplace. Your shares will be redeemed at their current NAV per share next computed after receipt of your redemption request in accordance with the procedures described in this Prospectus. See “NET ASSET VALUE.” The value of the shares redeemed may be more or less than their original cost, depending on changes in the Funds’ NAV per share.

A redemption fee of 2.00% of the then-current value of the shares redeemed is imposed on redemptions of shares made within 90 days of purchase (i.e., the redemption is effective on or before the 90th day following the date of purchase), subject to certain exceptions. The redemption fee is paid directly to the Funds and is designed to offset brokerage commissions, market impact, and other costs associated with short-term trading of Fund shares. The fee does not apply to the redemption of shares that were purchased by reinvesting dividends or other Fund distributions. It also does not apply to redemptions for which the shareholder or the shareholder’s agent notifies the Transfer Agent that the redemption is being made to make required distributions from an Individual Retirement Account (an “IRA”) (or other tax-deferred retirement account) or to redemptions following the death or disability of a shareholder. For purposes of determining whether the redemption fee applies, shares held for the longest time will be deemed to have been redeemed first.(31)

The sale of each Fund’s shares for the purpose of purchasing shares of another series of The Motley Fool Funds Trust is considered a redemption, and the short-term trading fee of 2.00% applies to a redemption of shares made within 90 days of purchase. Additionally, the 90-calendar day holding period begins again immediately following an exchange.

(30)                         We’ve said that short-term trading is not only often unwise but also hurts the Funds’ investors who aren’t doing it. The redemption fee should discourage excessive short-term trading and help investors who are innocent bystanders.

(31)                         A word to the Foolishly wise: We believe that redemption fees are good news for long-term shareholders. They offset the transaction-cost impact of short-term investors. What’s more, redemption fees flow back to the Funds themselves, not to the coffers of the Adviser.

If your account balance after a redemption is less than $10,000, your account may be subject to a small-balance account fee. See “HOW TO BUY SHARES — Small-Balance Account Fee.”

The Funds normally make payment for all shares redeemed as soon as practicable, generally within two business days but no later than seven days after receipt by the Transfer Agent of a redemption request in proper form. If you purchase shares by check or ACH and submit shortly thereafter a redemption request, the redemption proceeds will not be transmitted to you until your purchase check or ACH transfer has cleared. This process may take up to eight days. Shareholders who redeem shares held in an IRA must indicate on their redemption request whether federal income taxes or any applicable state taxes should be withheld. If not, this type of redemption can be subject to federal income tax withholding and, possibly, state taxes. The Funds may suspend the right of redemption or postpone payment of redemption proceeds under unusual circumstances, as permitted by the 1940 Act or by the SEC.

Shares of each Fund may be redeemed by using one of the procedures described below. For additional information regarding redemption procedures, you may go to the Funds’ website, www.foolfunds.com, or call 1-888-863-8803 or your securities dealer.

You may redeem shares by mailing a written request to:

Regular Mail

Motley Fool Funds
P.O. Box 9780
Providence, RI 02940-9780

Express/Overnight Mail

Motley Fool Funds

4400 Computer Dr.

Westborough, MA 01581-1722

The proceeds of a written redemption request are normally paid by check made payable to the shareholders. You may request that redemption proceeds of $1,000 or more be wired to your account at any member bank of the Federal Reserve System if you have previously designated that account as one to which redemption proceeds may be wired. See “Telephone Redemption Requests.” A $12 fee will be deducted from your account if payment is made by federal funds wire transfer. This fee is subject to change. Depending on how quickly you wish to receive payment, you can request that payment be made by ACH transfer, without charges, if you have established this redemption option.

Signature Guarantees

The Transfer Agent has adopted standards and procedures pursuant to which signature guarantees in proper form are generally accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies, and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agents Medallion Program (“STAMP”). A notary public is not an acceptable signature guarantor. A signature guarantee of each owner is required to redeem shares in the following situations:

•      If ownership changes on your account.

•      When redemption proceeds are sent to any person, address, or bank account not on record.

•      When establishing or modifying certain services on an account.

•      If the Transfer Agent received a change of address within the past 15 days.

•      For all redemptions in excess of $50,000 from any shareholder account.

The Transfer Agent may also require a signature guarantee in other instances it deems appropriate.

If you have any questions about signature guarantees, please call 1-888-863-8803.

Telephone Redemption Requests

You may redeem shares by telephone request if you have elected to have this option. To arrange for telephone redemptions after an account has been opened, or to change the bank account or address designated to receive redemption proceeds, please call the Transfer Agent at 1-888-863-8803 to obtain the forms. The request must be signed by each account owner and may require a signature guarantee. You may place a telephone redemption request of up to $50,000 by calling 1-888-863-8803. You may choose to have the redemption paid by check sent to your address of record, or by federal funds wire transfer (minimum amount of $1,000) or electronic ACH funds transfer to your pre-designated bank account. A $12 fee will be deducted from your account if payment is made by federal funds wire transfer. This fee is subject to change. There is no charge for proceeds sent by ACH transfer; however, you may not receive credit for transferred funds for two to three days.

During times of extreme economic or market conditions, you may experience difficulty in contacting the Transfer Agent by telephone to request a redemption. In such an event, you should consider using a written redemption request sent by overnight service to:

Motley Fool Funds

4400 Computer Dr.

Westborough, MA 01581-1722

Using this procedure may result in having your redemption request processed at a later time than it would have been if the telephone redemption procedure had been used. During the delay, the Funds’ NAV per share may fluctuate.

By selecting the telephone redemption option, you authorize the Transfer Agent to act on telephone instructions reasonably believed to be genuine. The Transfer Agent employs reasonable procedures, such as requiring a form of personal identification, to confirm that telephone redemption instructions are genuine. Neither the Funds nor the Transfer Agent will be liable for any losses resulting from unauthorized or fraudulent instructions if these procedures are followed. The Funds reserve the right to refuse any request made by telephone, including requests made shortly after a change of address, and may limit the number of requests within a specified period. Once a telephone transaction has been placed, it cannot be canceled or modified.

Redemptions Through an Authorized Securities Dealer or Mutual Fund Marketplace

If you hold shares through a securities dealer or mutual fund marketplace, you may place your redemption request through that organization. Shares will be redeemed at the NAV per share next computed after your request is received.

Please keep in mind that an authorized securities dealer (or its designee) may charge you a transaction fee or other fees for processing a redemption of Fund shares.

Redemptions Using the Internet

If you have elected to have the ability to purchase shares using the Internet, you may redeem shares in the same manner, except that this redemption option is not available for retirement plan accounts. If you choose not to have the ability to redeem shares by telephone, you will also be unable to redeem shares using the Internet. Although the systems used by the Transfer Agent include appropriate security measures intended to prevent unauthorized transactions, as with any transactions you effect on the Internet, there are various risks associated with the use of the Internet to redeem shares of each Fund, including the risk that your instructions may be lost, delayed, or inaccurately transmitted and the risk that your personal information may be intercepted and improperly used by an unauthorized third party.

Redemption of Small Accounts

To reduce Fund expenses, the Funds reserve the right to redeem at their option, upon not less than 30 days written notice, the account of any shareholder that has a value of less than $2,000 in a Fund as a result of one or more redemptions, if the shareholder does not purchase additional shares to increase the account value to at least $2,000 in the Funds during the notice period.

HOW TO EXCHANGE SHARES

An exchange occurs when a shareholder redeems shares from one series or fund in The Motley Fool Funds Trust and uses the proceeds to purchase shares of another fund in The Motley Fool Funds Trust. Minimum investment requirements apply to exchanges. If you have held the shares you are exchanging for 90 days or less, you may be charged a redemption fee. In addition, the 90-day holding period begins again immediately following an exchange.  See “HOW TO REDEEM SHARES” for further details. To receive that day’s NAV, any request must be received in good order by the close of regular trading on the NYSE that day (generally 4:00 PM Eastern Time). You will receive a written confirmation for any exchange transactions.

There is currently no limit on the number of exchanges that you can make, however, the exchange privilege may be modified or terminated at any time in the future. The Funds may suspend or terminate your exchange privilege at any time for any reason, including if it believes, in its sole discretion, that you are engaging in market timing activities. See “MARKET TIMING AND ABUSIVE-TRADING ACTIVITY POLICY” section for more details.

The Funds, at their discretion, may suspend the exchange privilege at any time. The Funds may reject for any reason, or cancel as permitted or required by law, any purchase or exchange at any time. Additionally, if any transaction is deemed to have the potential to adversely impact the Funds, the Funds reserve the right to, among other things, reject any exchange request or limit the amount of any exchange.

Unless you are a tax-exempt investor or investing through a tax-deferred retirement plan or other tax-advantaged arrangement, an exchange is generally a taxable event, and you may realize a gain or a loss for U.S. federal income tax purposes. Please consult your tax adviser or other financial professional before making an exchange request.

If your account balance after an exchange is less than $10,000, your account may be subject to a small-balance account fee. See “HOW TO BUY SHARES — Small-Balance Account Fee.”

Exchange by Internet

You may exchange shares by visiting the Funds’ website, www.foolfunds.com, and then accessing your online account. For more information on this service, please go to www.foolfunds.com or call 1-888-863-8803. Shares will be issued at the NAV per share next computed after your order is received. As with any transactions you effect on the Internet, there are various risks, including the risk that your instructions may be lost, delayed, or inaccurately transmitted, and the risk that your personal information may be intercepted and improperly used by an unauthorized third party.

Exchange by Telephone or Mail

You may also exchange shares by calling the Transfer Agent at 1-888-863-8803 or by sending a written request to:

Regular Mail

Motley Fool Funds

P.O. Box 9780

Providence, RI 02940-9780

Express/Overnight Mail

Motley Fool Funds

4400 Computer Dr.

Westborough, MA 01581-1722

Exchanges Through an Authorized Securities Dealer or Mutual Fund Marketplace

If you hold shares through a securities dealer or mutual fund marketplace, you may place your exchange request through that organization. Shares will be redeemed at the NAV per share next computed after your request in good order is received. Please keep in mind that an authorized securities dealer (or its designee) may charge you a transaction fee or other fees for processing an exchange of Fund shares.

DIVIDENDS, DISTRIBUTIONS,
AND TAXES(32)

Dividends and Distributions

Each Fund pays dividends from its net investment income and distributes any net capital gains that it realizes. Dividends and capital gains distributions are generally paid once a year. All dividends and other distributions will be reinvested in Fund shares unless a shareholder chooses either to (1) receive dividends in cash, while reinvesting capital gains distributions in additional Fund shares; or (2) receive all distributions in cash. Additionally, each Fund reports details of distribution related transactions on quarterly account statements. You may not receive a separate confirmation statement for these transactions.

Taxes

Each Fund intends to qualify as a regulated investment company for federal tax purposes, and as such, they will not be subject to federal income tax on its taxable income and gains that it distributes to its shareholders. Each Fund intends to distribute its income and gains in a way that it will not be subject to a federal excise tax on certain undistributed amounts.

Each Fund’s dividends and capital gains distributions are taxable to most investors (unless your investment is an unleveraged investment made in an IRA or other tax-advantaged account). The tax status of any dividend or distribution is the same regardless of how long you have been an investor in the Funds and whether you reinvest your dividends and distributions or take them as cash. In general, dividends paid from the Funds’ net investment income (which would include short-term capital gains) are taxable as ordinary income, except to the extent of certain qualified dividends, which are currently taxable to individuals at long-term capital gains rates. Distributions of long-term capital gains and certain qualified dividends generally are taxable to individuals at the (federal) rate of 0% if you are in the 10% or 15% tax bracket, or 15% if you are in the 25% tax bracket or above. Other rates are scheduled to go into effect after 2012.  In addition, any sale of Fund shares will generate a tax liability if you realize a gain on the sale.

Recent legislation effective beginning in 2013 provides that U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) will be subject to a new 3.8% Medicare contribution tax on their “net investment income,” including interest, dividends, and capital gains (including capital gains realized on the sale or exchange of shares of a Fund).

(32)                         When a Fund pays a dividend or other distribution, its net asset value (NAV) per share will decline by the per-share amount of the distribution. Investors are no poorer for this “distribution drop,” however. As this section explains, investors may elect to reinvest their dividend and distribution payments. Doing so would allow them to acquire additional shares at the post-distribution NAV per share. They may also choose to receive a check in the amount of their portion of the dividend or distribution.

If you have a taxable account, each year you will be sent information regarding the tax status of any dividends and other distributions you receive from the Funds.

Federal law requires the Funds to withhold taxes on distributions paid to shareholders who fail to provide a Social Security number or taxpayer identification number or fail to certify that such number is correct. Foreign shareholders may be subject to special withholding requirements.

The above discussion provides very general information only, and tax laws are subject to change. You should always consult your tax professional about federal, state and local tax consequences associated with your investment in the Funds.

MISCELLANEOUS INFORMATION

Retirement Accounts(33)

The Funds maintain arrangements for investors to establish IRAs (including Roth IRAs) and other tax-deferred retirement accounts through which shares of the Funds may be purchased. Fund shares may also be an appropriate investment for other types of retirement plans. Before investing in any IRA or other retirement plan, you should consult your tax adviser. For more information on IRAs and other retirement accounts that are available, go to the Funds’ website, www.foolfunds.com, or call 1-888-863-8803. IRA investors maybe subject to an annual maintenance fee charged by the Funds’ custodian.

Abandoned Accounts

The Transfer Agent will consider your account abandoned if correspondence to your address of record is returned as undeliverable and, after following applicable regulations, the Transfer Agent is unable to confirm a new address for your account. When an account is abandoned, or a dividend or capital gains distribution check payable to that account remains uncashed for six months, the Funds reserve the right to reinvest the amount of the check in the shareholder’s Fund account at the then-current NAV per share of the applicable Fund and to reinvest all subsequent dividends and capital gains distributions payable to the shareholder in shares of the Funds until an updated address and new dividend and capital gains distribution instructions are received. If an account is deemed abandoned, the proceeds in the account may be subject to escheatment under applicable state laws, which vary from state to state.

Householding

To reduce Fund expenses, the Funds will mail only one copy of the Funds’ Prospectus, each annual and semi-annual report, and other shareholder communications to each address shared by two or more accounts. If you wish to receive an additional copy of these documents, please call 1-888-863-8803 or contact your financial institution. The Funds will begin sending you the additional copies 30 days after receiving your request.

GENERAL INFORMATION

Transfer Agent

BNY Mellon Investment Servicing (US) Inc. serves as the Funds’ transfer agent and dividend disbursing agent. Shareholders of the Funds may contact the Transfer Agent with any questions regarding their transactions in shares of the Funds and account balances.

(33)                         Whether or not you invest in the Funds, it is never too soon to start thinking about retirement.

Custodian

PFPC Trust Company (which will be renamed BNY Mellon Investment Servicing Trust Company on July 1, 2011) serves as custodian for the Funds. In that capacity, it maintains custody of all securities and cash assets of the Funds. The custodian is authorized to hold the Funds’ investments in securities depositories and with sub-custodians approved by the Funds.

Underwriter

BNY Mellon Distributors Inc., serves as the principal underwriter of the Funds pursuant to an Underwriting Agreement for the limited purpose of acting as statutory underwriter to facilitate the distribution of shares of the Funds.

Payments to Financial Intermediaries

The Funds may pay fees to financial intermediaries, including securities dealers, that provide shareholder account-related services to their customers who own Fund shares. These financial intermediaries generally have omnibus accounts with the Transfer Agent and provide shareholder services or sub-transfer agent services to Fund shareholders who are their customers. It is anticipated that fees paid by the Funds to financial intermediaries for these services generally will not exceed the fees the Funds would have incurred if customers of the financial intermediaries maintained their accounts directly with the Funds. Service arrangements with financial intermediaries are subject to approval by the Board.

FINANCIAL HIGHLIGHTS

The following financial highlights table is intended to help you understand the Independence Fund’s financial performance since inception.  The information reflects results for a single Independence Fund share.  Total returns in the table represent the rate an investor would have earned (or lost) on an investment in the Independence Fund (assuming reinvestment of all dividends and distributions).  The information has been audited by Grant Thornton LLP, whose report, along with the Independence Fund’s financial statements, are included in the Independence Fund’s annual report to shareholders, which is available, without charge, upon request.

(for a share outstanding through the period)

	For the Year Ended October 31, 2010	Period June 16, 2009 to October 31, 2009(1) (2)
Net Asset Value, Beginning of Period	$11.48	$10.00
Income From Investment Operations(3) (6)
Net Investment Income	0.16	0.02
Net Gains on Securities (Realized and Unrealized)	2.59	1.46
Total From Investment Operations	2.75	1.48
Less Distributions
Net Investment Income	(0.02)	—
Net Realized Gains	(0.08)	—
Total Distributions	(0.10)	—
Redemption Fees	0.01	—
Net Asset Value, End of Period	$14.14	$11.48
Total Return(4) (5)	24.18%	14.80%
Net Assets, End of Period (thousands)	$128,406	$30,427
Ratios/Supplemental Data
Ratio of Expenses to Average Net Assets	1.38%	1.35%
Ratio of Expenses to Average Net Assets (Before Waivers and Reimbursement of Expenses and/or Recapture of Previously Waived Fees)	2.20%	7.01%
Ratio of Net Investment Income to Average Net Assets	1.29%	0.41%
Ratio of Income to Average Net Assets (Before Waivers and Reimbursement of Expenses and/or Recapture of Previously Waived Fees)	0.47%	(5.25)%
Portfolio Turnover	37%	50%

(1)   Inception date of the Independence Fund was June 16, 2009.  All ratios for the period have been annualized. Total return for the period has not been annualized.

(2)   Because of commencement of operations and related preliminary transaction costs, these ratios are not necessarily indicative of future ratios.

(3)   Per share data calculated using average shares outstanding method.

(4)   During the year ended October 31, 2010, 0.08% of the Fund’s total return was attributable to redemption fees.  Excluding this item, the total return would have been 24.10%.  For the period ended October 31, 2009, redemption fees received had no effect on the Fund’s total return.

(5)   Total return reflects the rate an investor would have earned on an investment in the Fund during each period, assuming reinvestment of all distributions.

(6)   Due to a clerical error, Net Gains on Securities (Realized and Unrealized) and Total from Investment Operations For the year ended October 31, 2010 were reported in the 2010 Annual Report as $2.39 and $2.55, respectively.  Such amounts have been revised as shown above.

INVESTMENT ADVISER

Motley Fool Asset Management, LLC
2000 Duke Street
Suite 175
Alexandria, VA 22314

ADMINISTRATOR AND
TRANSFER AGENT

BNY Mellon Investment Servicing (US) Inc.
P.O. Box 9780
Providence, RI 02940-9780

CUSTODIAN

PFPC Trust Company
301 Bellevue Parkway
Wilmington, DE 19809

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Grant Thornton LLP
226 Causeway Street
Boston, MA 02114

UNDERWRITER

BNY Mellon Distributors Inc.
760 Moore Road
King of Prussia, PA 19406

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP
1111 Pennsylvania Avenue, NW
Washington, DC 20004

FOR MORE INFORMATION

For more information about the Funds, the following documents are available free upon request:

Annual/Semi-Annual Reports

Additional information about the Funds’ investments are available in the Funds’ annual and semi-annual reports to shareholders. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during its most recently completed fiscal year.

Statement of Additional Information

The SAI provides more details about the Funds and their policies. The current SAI is on file with the SEC and is incorporated by reference into (and is legally a part of) this Prospectus.

TO OBTAIN INFORMATION

The SAI is available, without charge, upon request along with the semi-annual and annual reports (when available). To obtain a free copy of the SAI, semi-annual or annual reports or if you have questions about the Funds:

By Internet

Go to www.foolfunds.com.

By Telephone

Call 1-888-863-8803 or your securities dealer.

By Mail

Write to:

Motley Fool Funds
P.O. Box 9780
Providence, RI 02940-9780

From the SEC

Information about the Funds (including the SAI) can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Funds are available on the EDGAR Database on the SEC’s Internet site at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by sending an electronic request to publicinfo@sec.gov or writing to the SEC’s Public Reference Section, Washington, D.C. 20549-1520.

Investment Company Act File Number 811-22264

Motley Fool Independence Fund

Ticker: FOOLX

and the

Motley Fool Great America Fund

Ticker: TMFGX

Each a series of The Motley Fool Funds Trust

2000 Duke Street, Suite 175
Alexandria, VA 22314

Statement of

Additional Information

Dated February 28, 2011

Motley Fool Independence Fund (“Independence Fund”) and Motley Fool Great America Fund (“Great America Fund”) (each a “Fund” and together the “Funds”) are diversified series of The Motley Fool Funds Trust (the “Trust”), an open-end management investment company (or mutual fund) organized on November 7, 2008, as a statutory trust under the laws of the State of Delaware. The investment objective of each Fund is to achieve long-term capital appreciation. The Independence Fund pursues its objective by investing primarily in common stocks of U.S. companies and of companies that are organized under the laws of other countries around the world. The Great America Fund pursues its objective by investing primarily in common stocks of companies that are organized in the United States and that are engaged in a broad range of industries.

Motley Fool Asset Management, LLC (the “Adviser”), serves as the investment adviser to the Funds.

Shares of each Fund are distributed on a continuous basis at their current net asset value (“NAV”) per share, without imposition of any front-end or contingent deferred sales charge, by BNY Mellon Distributors, Inc. (the “Underwriter”), and by selected securities dealers.

Information about each Fund is set forth in the prospectus dated February 28, 2011 (the “Prospectus”) and provides the basic information you should know before investing. To obtain a copy of the Prospectus, please write to Motley Fool Funds, P.O. Box 9780, Providence, RI 02940-9780, or call 888-863-8803. This Statement of Additional Information (“SAI”) is not a prospectus but contains information in addition to and more detailed than that set forth in the Prospectus. It is incorporated by reference in its entirety into the Prospectus. This SAI is intended to provide you with additional information regarding the activities and operations of the Funds and the Trust, and it should be read in conjunction with the Prospectus.

TABLE OF CONTENTS

Investment Policies and Practices	1
Derivative Investments	8
Investment Restrictions	9
Management of the Funds	11
Code of Ethics	16
Principal Holders	16
Investment Advisory Agreement	17
Portfolio Managers	18
Underwriter	21
How to Redeem Shares	21
Portfolio Holdings Information	22
Determination of Net Asset Value	23
Dividends, Distributions, and Taxes	24
Portfolio Transactions and Brokerage	28
Proxy Voting Procedures	29
General Information	30
Financial Statements	32
Appendix A	33

INVESTMENT POLICIES AND PRACTICES

The sections below describe, in greater detail than in the Prospectus, some of the different types of investments that may be made by the Funds as a part of their non-principal investment strategies, and the investment practices in which the Funds may engage. The principal investment strategies and associated risks of the Funds are described in the Prospectus.

Types of Equity Securities

In addition to common stock, the equity securities that the Funds may purchase include preferred and convertible preferred stocks, and securities having equity characteristics, such as rights, warrants, and convertible debt securities. See “Convertible Securities.” Preferred stocks represent equity ownership interests in a corporation and participate in the corporation’s earnings through dividends that the corporation may declare. Unlike common stocks, preferred stocks are entitled to stated dividends payable from the corporation’s earnings, which in some cases may be “cumulative” if previous stated dividends have not been paid. Dividends payable on preferred stock have priority over distributions to holders of common stock, and preferred stocks generally have preferences on the distribution of assets in the event of the corporation’s liquidation. Preferred stocks may be “participating,” which means that they may be entitled to dividends in excess of the stated dividend, in certain cases. The rights of preferred stocks are generally subordinate to rights associated with a corporation’s debt securities.

Convertible Securities

The Funds may purchase convertible securities. These securities include convertible debt obligations and convertible preferred stock. A convertible security entitles the holder to exchange it for a fixed number of shares of common stock (or other equity security), usually at a fixed price within a specified period of time. Until conversion, the holder receives the interest paid on a convertible bond or the dividend preference of a preferred stock.

Convertible securities have an “investment value,” which is the theoretical value determined by the yield it provides in comparison with similar securities without the conversion feature. The investment value changes are based on prevailing interest rates and other factors. They also have a “conversion value,” which is the worth in market value if the security were exchanged for the underlying equity security. Conversion value fluctuates directly with the price of the underlying security. If conversion value is substantially below investment value, the price of the convertible security is governed principally by its investment value. If the conversion value is near or above investment value, the price of the convertible security generally will rise above investment value and may represent a premium over conversion value because of the combination of the convertible security’s right to interest (or dividend preference) and the possibility of capital appreciation from the conversion feature. A convertible security’s price, when price is influenced primarily by its conversion value, will generally yield less than a senior non-convertible security of comparable investment value. Convertible securities may be purchased at varying price levels above their investment values or conversion values. However, there is no assurance that any premium above investment value or conversion value will be recovered, because prices change, and, as a result, the ability to achieve capital appreciation through conversion may never occur.

Foreign Securities

The Independence Fund invests, and the Great America Fund may invest, in equity and fixed-income securities of foreign companies, including companies located in both developed and emerging-market countries. Investment in foreign securities may include the purchase of American Depositary Receipts (“ADRs”) and other depositary receipts (European Depository Receipts and Global Depository Receipts) that represent indirect interests in securities of foreign issuers. A significant portion of a Fund’s exposure to foreign investments may be composed of such investments. Investments in foreign securities are affected by risk factors generally not associated with investments in the securities of U.S. companies in the U.S. With respect to such securities, there may be more limited information publicly available concerning the issuer than would be the case with respect to domestic securities, foreign issuers may use different accounting standards, and foreign trading markets may not be as liquid as are U.S. markets. Foreign securities also involve such risks as currency risks, possible imposition of withholding or confiscatory taxes, possible currency transfer restrictions, expropriation or other adverse political or economic

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developments, and the difficulty of enforcing obligations in other countries. These risks may be greater in emerging-market countries and in less developed countries.

The purchase of securities denominated in foreign currencies will subject the value of a Fund’s investments in those securities to fluctuations caused by changes in foreign exchange rates. To hedge against the effects of changes in foreign exchange rates, the Funds may enter into forward foreign currency exchange contracts (“forward contracts”). These contracts represent agreements to exchange an amount of currency at an agreed-upon future date and rate. The Funds will generally use forward contracts only to “lock in” the price in U.S. dollars of a foreign security that the Funds plan to purchase or to sell, but in certain limited cases, they may use such contracts to hedge against an anticipated substantial decline in the price of a foreign currency against the U.S. dollar that would adversely affect the U.S. dollar value of foreign securities held by the Funds. Forward contracts will not be used in all cases and, in any event, cannot completely protect the Funds against all changes in the values of foreign securities resulting from fluctuations in foreign exchange rates. The Funds will not enter into a forward contract if, as a result, forward contracts would represent more than 20% of the Funds’ total assets. For hedging purposes, the Funds may also use options on foreign currencies, which expose the Funds to certain risks. See “DERIVATIVE INVESTMENTS — Options on Foreign Currency” and “INVESTMENT POLICIES AND PRACTICES — Forward Contracts.”

Some foreign securities are traded in the U.S. in the form of ADRs. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities of foreign issuers. European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”) are receipts typically issued by foreign banks or trust companies, evidencing ownership of underlying securities issued by either a foreign or U.S. issuer. Generally, depositary receipts in registered form are designed for use in the U.S. and depositary receipts in bearer form are designed for use in securities markets outside the U.S. Depositary receipts may not necessarily have the same currency denomination as the underlying securities into which they may be converted. Depositary receipts generally involve the same risks as do other investments in foreign securities. However, holders of ADRs and other depositary receipts may not have all the legal rights of shareholders and may experience difficulty in receiving shareholder communications.

Exchange-Traded Funds and Other Similar Instruments

The Funds may purchase shares of exchange-traded funds that are registered under the Investment Company Act of 1940, as amended (the “1940 Act”) (“ETFs”) and shares of similar investment vehicles that are not registered under the 1940 Act (together with the ETFs, “Traded Funds”). Typically, a Traded Fund holds a portfolio of common stocks designed to track the performance of a particular index or a “basket” of stocks of companies within a particular industry sector or group. Traded Funds sell and redeem their shares at NAV in large blocks (typically 50,000 shares) called “creation units.” Shares representing fractional interests in these creation units are listed for trading on national securities exchanges and can be purchased and sold in the secondary market in lots of any size at any time during the trading day. The Funds do not invest in actively managed Traded Funds.

Investments in Traded Funds involve certain inherent risks generally associated with investments in a broadly based portfolio of stocks, including risks that the general level of stock prices may decline and thereby adversely affect the value of each unit of the Traded Fund. In addition, a Traded Fund may not fully replicate the performance of its benchmark index because of the temporary unavailability of certain index securities in the secondary market or discrepancies between the Traded Fund and the index with respect to the weighting of securities or number of stocks held.

Because Traded Funds bear various fees and expenses, a Fund’s investment in these instruments will involve certain indirect costs, as well as transaction costs, such as brokerage commissions. The Adviser will consider the expenses associated with an investment in determining whether to invest in a Traded Fund.

Special Corporate Situation Investments

Each Fund may invest a portion of its total assets in securities of companies that may be involved in special corporate situations, the occurrence of which would favorably affect the values of the companies’ equity securities. Such situations could include, among other developments, a change in management or management policies; the

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acquisition of a significant equity position in the company by an investor or investor group; a merger, a reorganization, or the sale of a division; the spinoff of a subsidiary, division, or other substantial assets; or a third-party or issuer tender offer. The primary risk of this type of investing is that if the contemplated event does not occur or if a proposed transaction is abandoned, revised, or delayed or becomes subject to unanticipated uncertainties, the market price of the securities may decline below the purchase price the Funds paid.

In general, securities that are the subject of a special corporate situation sell at a premium to their market prices immediately following the announcement of the situation. However, the increased market price of these securities may nonetheless represent a discount from what the stated or appraised value of the security would be if the contemplated transaction were approved or consummated. These investments may be advantageous when the following occur: (1) the discount significantly overstates the risk of the contingencies involved; (2) the discount significantly undervalues the securities, assets, or cash to be received by shareholders of the prospective portfolio company as a result of the contemplated transactions; or (3) the discount fails adequately to recognize the possibility that the offer or proposal may be replaced or superseded by an offer or proposal of greater value. The evaluation of these contingencies requires unusually broad knowledge and experience on the part of the Adviser, which must appraise not only the value of the issuer and its component businesses as well as the assets or securities to be received as a result of the contemplated transaction, but also the financial resources and business motivation of the offeror, as well as the dynamics of the business climate when the offer or proposal is in progress.

A Fund’s special corporate situation investments may tend to increase its portfolio turnover ratio and thereby increase brokerage commissions and other transaction expenses. However, the Adviser attempts to select investments of the type described that, in its view, also have a reasonable prospect of significant capital appreciation over the long term.

Types of Fixed-Income Securities

The Funds may invest in bonds and other types of debt obligations of U.S. and foreign issuers. Fixed-income securities purchased by the Funds may include, among others, bonds, notes, and debentures issued by corporations; debt securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities (“U.S. Government Securities”); municipal securities; mortgage-backed and asset-backed securities; and debt securities issued or guaranteed by foreign governments, their agencies, instrumentalities, or political subdivisions, or by government-owned, -controlled, or -sponsored entities, including central banks. These investments also include money market instruments and other types of obligations. Investors should recognize that, although securities ratings issued by Standard & Poor’s® Ratings Services (“S&P”), a division of The McGraw-Hill Companies, Inc., and Moody’s Investors Services©, Inc. (“Moody’s”), provide a generally useful guide as to credit risks, they do not offer any criteria to evaluate interest rate risk. A description of the ratings used by S&P and Moody’s is set forth in Appendix A to this SAI. Changes in interest rate levels generally cause fluctuations in the prices of fixed-income securities and will, therefore, cause fluctuations in the NAV per share of the Funds. Subsequent to the purchase of a fixed-income security by a Fund, the ratings or credit quality of such security may deteriorate. Any such subsequent adverse changes in the rating or quality of a security held by the Funds would not require the Funds to sell the security.

Zero-Coupon Securities

Fixed-income securities purchased by the Funds may include zero-coupon securities. These securities do not pay any interest until maturity, and for this reason, zero-coupon securities of longer maturities may trade at a deep discount from their face or par values and may be subject to greater fluctuations in market value than would ordinary debt obligations of comparable maturity. Current federal tax law requires the holder of a zero-coupon security to accrue a portion of the discount at which the security was purchased as income each year, even though the holder receives no interest payment that year.

Variable- and Floating-Rate Securities

Fixed-income securities purchased by the Funds may also include variable- and floating-rate securities. The interest rates payable on these securities are adjusted either at predesignated periodic intervals or whenever there is a change in an established market rate of interest. Other features may include a right whereby the Funds may demand

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prepayment of the principal amount before the stated maturity (a “demand feature”) and the right of an issuer to prepay the principal amount before maturity. One benefit of variable- and floating-rate securities is that because of interest rate adjustments on the obligation, changes in market value that would normally result from fluctuations in prevailing interest rates are reduced. One benefit of a demand feature is enhanced liquidity.

Non-Investment-Grade Debt Securities

As discussed in the Prospectus, the Funds may invest in both investment-grade and non-investment-grade debt securities (including high-yield bonds). Non-investment-grade debt securities (typically called “junk bonds”) are securities considered to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal.

Companies that issue these securities often are highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risks associated with acquiring the securities of such issuers generally are greater than is the case with higher-grade securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of these securities may not have sufficient revenues to meet their interest payment obligations. The issuer’s ability to service its debt obligations also may be affected adversely by specific corporate developments, forecasts, or the unavailability of additional financing. The risk of loss because of default by the issuer is significantly greater for the holders of these securities, because such securities generally are unsecured and often are subordinated to other creditors of the issuer.

Because there is no established retail secondary market for many of these securities, the Funds anticipate that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market for these securities does exist, it generally is not as liquid as is the secondary market for higher-grade securities. The lack of a liquid secondary market may have an adverse impact on market price and yield, as well as on the Funds’ ability to dispose of particular issues when necessary to meet the Funds’ liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities also may make it more difficult for the Funds to obtain accurate market quotations for purposes of valuing the Funds’ portfolio and calculating its NAV. Adverse publicity and investor perceptions may decrease the values and liquidity of these securities. In such cases, judgment may play a greater role in valuation, because of a lack of reliable, objective data.

These securities may be particularly susceptible to economic downturns. It is likely that an economic recession could severely disrupt the market for such securities and may have an adverse impact on the value of such securities. In addition, it is likely that any such economic downturn could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon and increase the incidence of default for such securities.

The Funds may acquire these securities during an initial offering. Such securities may involve special risks because they are new issues. The Funds have no arrangement with any person concerning the acquisition of such securities, and the Adviser will review the credit and other characteristics pertinent to such new issues .

Securities of Other Investment Companies

Each Fund may invest in securities of other investment companies, including ETF shares and shares of money market funds. A Fund’s investment in these securities (other than shares of money market funds and of certain ETFs) may be subject to certain limitations imposed by the 1940 Act — generally, a prohibition on acquiring more than 3 percent of the outstanding voting stock of another investment company. Investment companies such as ETFs and money market funds pay investment advisory and other fees and incur various expenses in connection with their operations. When the Funds invest in another investment company, shareholders of the Funds will indirectly bear these fees and expenses, which will be in addition to the fees and expenses of the Funds.

Real Estate Investment Trusts

Real estate investment trusts (“REITs”) are pooled investment vehicles that manage a portfolio of real estate or real estate-related loans to earn profits for their shareholders. REITs are generally classified as equity REITs, mortgage REITs, or a combination of equity and mortgage REITs. Investing in REITs involves certain

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unique risks in addition to the risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, and mortgage REITs may be affected by the quality of the borrower on any credit extended. REITs are dependent on management skills, may not be diversified geographically or by property type, and are subject to heavy cash flow dependency, default by borrowers, and self-liquidation. REITs must also meet certain requirements under the Internal Revenue Code of 1986, as amended (the “Code”), to avoid entity-level tax and be eligible to pass through certain tax attributes of their income to shareholders. REITs are consequently subject to the risk of failing to meet these requirements for favorable tax treatment and of failing to maintain their exemptions from registration under the 1940 Act. REITs are also subject to the risks of changes in the Code that could affect their tax status.

REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed-rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed-rate obligations can be expected to decline. In contrast, as interest rates on adjustable-rate mortgage loans are reset periodically, yields on a REIT’s investments in such loans will gradually align themselves to reflect changes in market interest rates, and as a result, the value of such investments will fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed-rate obligations.

The management of a REIT may be subject to conflicts of interest with respect to the operation of the business of the REIT and may be involved in real estate activities competitive with the REIT. REITs may own properties through joint ventures or in other circumstances in which a REIT may not have control over its investments. REITs may use significant amounts of leverage.

REITs often do not provide complete tax information until after the end of the calendar year. Consequently, because of the delay, it may be necessary for the Funds, if invested in REITs, to request permission to extend the deadline for issuance of Forms 1099-DIV beyond January 31. Alternatively, amended Forms 1099-DIV may be sent.

Master Limited Partnerships

Master limited partnerships (“MLPs”) are publicly traded companies organized as limited partnerships or limited liability companies and treated as partnerships for U.S. federal tax purposes. MLPs combine the tax advantages of a partnership with the liquidity of a publicly traded stock. MLP income is generally not subject to entity-level tax. Instead, an MLP’s income, gain, loss, deductions, and other tax items pass through to common unitholders. If tax were to be required to be paid by the MLP at the entity level, the value of the MLP interests held by the Funds would be expected to decrease.

MLPs are typically structured such that common units and general partner interests have first priority to receive quarterly cash distributions up to an established minimum amount (“MQD”). Common and general partner interests also accrue arrearages in distributions to the extent that the MQD is not paid. Once common and general partner interests have been paid, subordinated units receive distributions of up to the MQD. However, subordinated units do not accrue arrearages. Distributable cash in excess of the MQD paid to both common and subordinated units is distributed to both common and subordinated units generally on a pro rata basis. The general partner is also eligible to receive incentive distributions if the general partner operates the business in a manner that causes distributions paid per common unit surpassing specified target levels. As the general partner increases cash distributions to the limited partners, the general partner receives an increasingly higher percentage of the incremental cash distributions. A common arrangement provides that the general partner can reach a tier at which it receives 50% of every incremental dollar paid to common and subordinated unitholders. These incentive distributions encourage the general partner to streamline costs, increase capital expenditures, and acquire assets in order to increase the partnership’s cash flow and raise the quarterly cash distribution in order to reach higher tiers. Such results benefit all security holders of the MLP.

Temporary Investments

During periods of adverse market or economic conditions, the Funds may temporarily invest all or a substantial portion of their assets in high-quality, fixed-income securities, money market instruments, and shares of money market mutual funds, or it may hold cash. At such times, the Funds would not be pursuing their stated

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investment objective with its usual investment strategies. The Funds may also hold these investments for liquidity purposes. Fixed-income securities will be deemed to be of high quality if they are rated “A” or better by S&P or Moody’s or, if unrated, are determined to be of comparable quality by the Adviser. Money market instruments are high-quality, short-term fixed-income obligations (which generally have remaining maturities of one year or less) and may include U.S. Government Securities, commercial paper, certificates of deposit and banker’s acceptances issued by domestic branches of U.S. banks that are members of the Federal Deposit Insurance Corporation, and repurchase agreements for U.S. Government Securities. In lieu of purchasing money market instruments, the Funds may purchase shares of money market mutual funds that invest primarily in U.S. Government Securities and repurchase agreements involving those securities, subject to certain limitations imposed by the 1940 Act. The Funds, as an investor in a money market fund, will indirectly bear that fund’s fees and expenses, which will be in addition to the fees and expenses of the Funds. Repurchase Agreements involve certain risks not associated with direct investments in debt securities. See “INVESTMENT POLICIES AND PRACTICES — Repurchase Agreements.”

Diversification

As a “diversified” investment company, each Fund, with respect to 75% of its total assets, must limit its investment in the securities of any single issuer to not greater than 5% of the value of the Funds’ total assets and to not more than 10% of the outstanding voting securities of such issuer (except that these limitations do not apply to investments in U.S. Government Securities and securities of other investment companies). However, to limit the risks associated with highly concentrated holdings, it is each Fund’s current policy (which may be changed by the Board of Trustees of the Trust (the “Board”) not to invest more than 5% of the value of its total assets in the securities of any one issuer. The Funds also intend to adhere to the diversification requirements of the Code applicable to regulated investment companies. See “DIVIDENDS, DISTRIBUTIONS, AND TAXES.”

Portfolio Turnover

Although the Funds generally do not engage in short-term trading, portfolio securities may be sold without regard to the time they have been held when investment considerations warrant such action. It is expected that the Funds’ portfolio turnover rate will not exceed 100%. A higher portfolio turnover rate would result in higher brokerage costs to the Funds and could also result in the greater realization of capital gains that will be subject to tax, including short-term gains, which will be taxable to shareholders at ordinary income tax rates. See “DIVIDENDS, DISTRIBUTIONS, AND TAXES.”

Illiquid Securities

Each Fund may invest up to 15% of the value of its net assets in illiquid securities. Illiquid securities are securities that the Funds cannot sell or dispose of in the ordinary course of business within seven days at approximately the value at which the Funds carry the securities. These securities include restricted securities and repurchase agreements maturing in more than seven days. Restricted securities are securities that may not be sold to the public without an effective registration statement under the Securities Act of 1933, as amended (the “1933 Act”), and thus may be sold only in privately negotiated transactions or pursuant to an exemption from registration. Subject to the adoption of guidelines by the Board, certain restricted securities that may be sold to institutional investors pursuant to Rule 144A under the 1933 Act and non-exempt commercial paper may be determined to be liquid by the Adviser. Illiquid securities involve the risk that the securities will not be able to be sold at the time the Adviser desires or at prices approximating the value at which the Funds are carrying the securities. If, as a result of changes in the values of securities held by the Funds, the value of holdings by the Funds of illiquid securities exceeds 15% of the value of the Funds’ net assets, the Adviser will take appropriate actions to reduce the Funds’ holdings of illiquid securities to 15% of the value of the Funds’ net assets as soon as reasonably practicable, in a manner consistent with prudent management and the interests of the Funds.

Forward Contracts

The Funds are authorized to enter into forward contracts. These contracts represent agreements to exchange an amount of currency at an agreed-upon future date and rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. A forward contract generally has no deposit requirement, and such transactions do not involve commissions. By entering into a forward contract for the purchase or sale of the

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amount of foreign currency invested in an equity or fixed-income security of a foreign issuer (a “foreign security”), the Funds can hedge against possible variations in the value of the dollar versus the subject currency either between the date the foreign security is purchased or sold and the date on which payment is made or received (“transaction hedging”), or during the time the Funds hold the foreign security (“position hedging”). Hedging against a decline in the value of a currency through the use of forward contracts does not eliminate fluctuations in the prices of securities or prevent losses if the prices of securities decline. Hedging transactions precludes the opportunity for gain if the value of the hedged currency should rise. The Funds will not speculate in forward currency contracts. If a Fund enters into a position-hedging transaction, which is the sale of forward non-U.S. currency with respect to a security held by it and denominated in such foreign currency, the Trust’s custodian will place cash or liquid securities in a separate account in an amount equal to the value of the Funds’ total assets committed to the consummation of such forward contract. If the value of the securities placed in the account declines, additional cash or securities will be placed in the account so that the value of cash or securities in the account will equal the amount of the Funds’ commitments with respect to such contracts. Forward contracts will not be used in all cases and, in any event, cannot completely protect the Funds against all changes in the values of foreign securities resulting from fluctuations in foreign exchange rates.

Repurchase Agreements

Each Fund may enter into repurchase agreements involving the types of securities eligible for purchase by the Funds. However, there is no limitation on the maturity of the securities underlying the repurchase agreements. The Funds may use repurchase agreements in lieu of purchasing money market instruments.

Repurchase agreements, which may be viewed as a type of secured lending by the Funds, typically involve the acquisition by a Fund of U.S. Government Securities or other securities from a selling financial institution such as a bank, savings and loan association, or broker-dealer. The agreement provides that the Funds will sell back to the institution, and that the institution will repurchase, the underlying security (“collateral”) at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The Funds will receive interest from the institution until the time the repurchase is to occur. Although such date is deemed to be the maturity date of a repurchase agreement, the maturities of securities subject to repurchase agreements are not subject to any limits and may exceed one year.

Repurchase agreements involve certain risks not associated with direct investments in debt securities. If the seller under a repurchase agreement becomes insolvent, a Fund’s right to dispose of the securities may be restricted, or the value of the securities may decline before the Fund is able to dispose of them. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the securities before the repurchase of the securities under a repurchase agreement is accomplished, a Fund may encounter delay and incur costs, including a decline in the value of the securities, before being able to sell the securities. If the seller defaults, the value of such securities may decline before the Funds are able to dispose of them. If a Fund enters into a repurchase agreement that is subject to foreign law and the other party defaults, the Fund  may not enjoy protections comparable to those provided to certain repurchase agreements under U.S. bankruptcy law and may suffer delays and losses in disposing of the collateral as a result.

The Funds have adopted procedures designed to minimize the risks of loss from repurchase agreement transactions. These procedures include a requirement that the Adviser effect repurchase transactions only with large, well-capitalized U.S. financial institutions that the Adviser approves as creditworthy based on periodic review under guidelines established and monitored by the Board. In addition, the value of the collateral underlying the repurchase agreement, which the Trust’s custodian will hold on behalf of the Funds, will always be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Funds will seek to liquidate such collateral. However, the exercise of a Fund’s right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Funds could suffer a loss.

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Lending Portfolio Securities

Each Fund may lend its portfolio securities to brokers, dealers, and financial institutions in an amount not exceeding 33 1/3% of the value of the Funds’ total assets. These loans will be secured by collateral (consisting of cash, U.S. Government Securities, or irrevocable letters of credit) maintained in an amount equal to at least 100% of the market value, determined daily, of the loaned securities. The Funds may, subject to certain notice requirements, at any time call the loan and obtain the return of the securities loaned. The Funds will be entitled to payments equal to the interest and dividends on the loaned securities and may receive a premium for lending the securities. The advantage of such loans is that a Fund continues to receive the income on the loaned securities while earning interest on the cash amounts deposited as collateral, which will be invested in short-term investments.

A loan may be terminated by the borrower on one business day’s notice, or by the Trust on two business days’ notice. If the borrower fails to deliver the loaned securities within four days after receipt of notice, the Trust may use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost exceeding the collateral. As with any extensions of credit, there are risks of delay in recovery and, in some cases, even loss of rights in the collateral, should the borrower of the securities fail financially. In addition, securities lending involves a form of leverage, and a Fund may incur a loss if securities purchased with the collateral from securities loans decline in value or if the income earned does not cover the Funds’ transaction costs. However, loans of securities will be made only to companies the Board deems to be creditworthy (such creditworthiness will be monitored on an ongoing basis) and when the income that can be earned from such loans justifies the attendant risks. Upon termination of the loan, the borrower is required to return the securities. Any gain or loss in the market price during the loan period would inure to the Funds.

When voting or consent rights that accompany loaned securities pass to the borrower, the Trust will follow the policy of calling the loaned securities, to be delivered within one day after notice, to permit the exercise of such rights if the matters involved would have a material effect on the investment in such loaned securities. The Funds will pay reasonable finder’s, administrative, and custodial fees in connection with loans of securities. The Funds may lend foreign securities consistent with the foregoing requirements.

DERIVATIVE INVESTMENTS

As discussed in the Prospectus, as part of their non-principal investment strategies, the Funds may use certain derivative instruments (“Derivatives”) in connection with their investment activities. The types of Derivatives in which the Funds may invest are warrants and rights, and with respect to the Independence Fund, forward foreign currency contracts, and total return swaps. Variable-rate and floating-rate securities may also be considered a type of Derivative. The following discussion provides additional information regarding the risks associated with the Funds’ use of Derivatives.

Derivatives, Generally

The Funds may invest in Derivatives for a variety of reasons, including to gain access to certain securities, to provide a substitute for purchasing or selling particular securities, to hedge currency risk, or to seek capital appreciation.

Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular Derivative and a Fund’s portfolio as a whole. Derivatives may permit a Fund to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed, in much the same way as the Funds can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities or currencies.

Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in Derivatives could have a large potential impact on the Funds’ performance.

Derivatives may be purchased on established exchanges or over the counter (“OTC”) through privately negotiated transactions. Exchange-traded Derivatives generally are guaranteed by the clearing agency that is the issuer or counterparty to such Derivatives. This guarantee usually is supported by a daily payment system (i.e.,

8

variation margin requirements) operated by the clearing agency in order to reduce settlement risks. As a result, unless the clearing agency defaults, there is relatively little counterparty credit risk associated with Derivatives purchased on an exchange. By contrast, no clearing agency guarantees OTC Derivatives. Therefore, each party to an OTC Derivative bears the risk that the counterparty will default. Accordingly, the Adviser will consider the creditworthiness of counterparties to OTC Derivatives in the same manner as it would review the credit quality of a security to be purchased by the Funds. OTC Derivatives are less liquid than are exchange-traded Derivatives, since the other party to the transaction may be the only investor with sufficient understanding of the Derivative to be interested in bidding for it.

Warrants and Rights

The Funds may invest in warrants and rights. These securities are forms of derivative instruments that have equity-like characteristics. Warrants are instruments that give the Funds the right to purchase certain securities from an issuer at a specific price (the “strike price”) for a limited period of time. The strike price of warrants typically is much lower than is the current market price of the underlying securities, yet they are subject to similar price fluctuations. As a result, warrants may be more volatile investments than are the underlying securities and may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying securities and do not represent any rights in the assets of the issuing company. In addition, the value of the warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised before the expiration date. These factors may make warrants more speculative than other types of investments. Rights are similar to warrants but normally have a short duration (usually two to four weeks) and are distributed directly by the issuer to its existing shareholders.

Total Return Swaps

The Independence Fund may enter into total return swaps. A swap is a contract under which two parties agree to make payments to each other based on specified interest rates or the value of an index or other instrument, applied to a stated or “notional” amount. The Independence Fund may use total return swaps to increase its investment exposure to particular foreign securities markets and foreign securities. Swaps are subject to various types of risks, including market risk, liquidity risk, counterparty credit risk, legal risk, and operations risk. In addition, swaps can involve significant economic leverage and risks of loss.

INVESTMENT RESTRICTIONS

Each Fund has adopted various restrictions on its investment activities. Certain of these restrictions, as well as each Fund’s investment objective, are fundamental policies and cannot be changed without approval by the holders of a majority, as defined by the 1940 Act, of the Fund’s outstanding voting shares. Such a majority means the affirmative vote of the holders of (1) 67% or more of the shares of a Fund present at a meeting of shareholders, if the holders of at least 50% of the outstanding shares of a Fund are present or represented by proxy; or (2) more than 50% of the outstanding shares of a Fund, whichever is less.

Under its fundamental policies, each Fund may not:

1.               Invest more than 25% of the value of its total assets in the securities of issuers engaged in any single industry or group of industries, provided that this does not apply to U.S. Government Securities.

2.               With respect to 75% of its total assets, invest more than 5% of the value of its total assets in the securities of any one issuer or purchase more than 10% of the outstanding voting securities of any one issuer, except that these limitations do not apply to investments in U.S. Government Securities and securities of other investment companies.

3.               Purchase or sell commodities, except that each Fund may purchase and sell foreign currency, as well as options on foreign currency and financial futures contracts, and may enter into forward foreign currency contracts in connection with its investments in foreign securities, in accordance

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with such investment policies as the Board may adopt and subject to applicable regulatory limitations.

4.               Purchase or sell real estate or interests therein, or purchase oil, gas, or other mineral leases, rights or royalty contracts or development programs, except that the Fund may invest in the securities of issuers engaged in the foregoing activities and may invest in securities secured by real estate or interests therein.

5.               Issue senior securities as defined by the 1940 Act or borrow money, except that each Fund may borrow from banks for temporary extraordinary or emergency purposes (but not for investment) in an amount up to 10% of the value of its total assets (calculated at the time of the borrowing). Each Fund may not make additional investments while it has any borrowings outstanding. This restriction shall not be deemed to prohibit each Fund  from purchasing or selling securities on a when-issued or delayed-delivery basis, or entering into reverse repurchase agreements, lending portfolio securities, selling securities short, purchasing or selling financial futures contracts, writing covered put and call options on securities, stock indices, and foreign currencies, or entering into swaps and other forms of derivative transactions, in each case in accordance with such investment policies as the Board may adopt and provided that the Fund segregates assets on the records of its custodian to cover these positions. (The foregoing transactions, other than borrowing money, are not considered to involve the issuance of senior securities provided that cash and liquid securities segregated by a Fund are maintained in an amount at least equal to the Fund’s obligations in connection with those transactions in accordance with applicable interpretations of the Securities and Exchange Commission and its staff.)

6.               Underwrite the securities of other issuers, except to the extent that a Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities.

7.               Make loans of money or securities, except that a Fund may lend money through the purchase of permitted investments, including repurchase agreements, and may lend its portfolio securities in an amount not exceeding 33 1/3% of the value of the Fund’s total assets.

Notwithstanding any restrictions relating to entering into reverse repurchase agreements, selling securities short, purchasing or selling financial futures contracts, or writing covered put and call options on securities, stock indices, and foreign currencies, the Funds do not engage in these types of activities.

Each Fund has adopted the following additional investment restrictions, which are not fundamental and that the Board may change. Under these restrictions, a Fund may not:

1.               Invest in the securities of a company for the purpose of exercising management or control; however, this limitation shall not be deemed to prohibit the Fund from exercising voting rights with respect to its portfolio securities.

2.               Pledge, mortgage, hypothecate, or otherwise encumber its assets, except in an amount not to exceed 33 1/3% of the value of the Funds’ total assets to secure permitted borrowings and to implement collateral and similar arrangements incident to permitted investment practices.

3.               Purchase securities that are illiquid, including repurchase agreements maturing in more than seven days, if, as a result, more than 15% of the value of a Fund’s net assets would be so invested.

4.               Purchase securities of other investment companies, except to the extent permitted under the 1940 Act.

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and the Great America Fund may not:

5.               Make any change in its policy to invest 80% of its net assets in securities of U.S. companies under normal market conditions unless it provides its shareholders with at least 60 days prior written notice.

Except as otherwise may be stated, all percentage limitations on the Funds’ investment practices set forth in this SAI and the Prospectus apply at the time of an investment or a transaction, and a subsequent change in percentage resulting from a change in value of the investment or the total value of the Funds’ assets will not constitute a violation of such restriction.

MANAGEMENT OF THE FUNDS

Board Responsibilities

The Board has the overall responsibility for monitoring the operations of the Trust and the Funds.  The officers of the Trust are responsible for managing the day-to-day operations of the Trust and the Funds.  The Board has approved contracts under which certain companies provide essential management services to the Trust.  The Board has the responsibility for supervising the services provided by those companies.

Like most mutual funds, the day-to-day business of the Trust, including the management of risk, is performed by third party service providers, such as the Adviser, Underwriter, Administrator and Transfer Agent.  The Trustees are responsible for overseeing the Trust’s service providers and, thus, have oversight responsibility with respect to risk management performed by those service providers.  Risk management seeks to identify and address risks — that is, events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Funds.  The Funds and their service providers employ a variety of processes, procedures and controls to identify those possible events or circumstances, to lessen the probability of their occurrence, and/or to mitigate the effects of such events or circumstances if they do occur.  Each service provider is responsible for one or more discrete aspects of the Trust’s business (for example, the Adviser is responsible for the day-to-day management of the Funds’ portfolio investments) and, consequently, for managing the risks associated with that business.  The Board and the Adviser have emphasized to the Funds’ service providers the importance of maintaining vigorous risk management.

The Trustees’ role in risk oversight begins before the inception of each Fund, at which time certain of the Funds’ service providers present the Board with information concerning the investment objectives, strategies and risks of the Funds as well as proposed investment limitations for the Funds.  Additionally, the Funds’ Adviser provides the Board with an overview of, among other things, its investment philosophy, brokerage practices and compliance infrastructure.  Thereafter, the Board continues its oversight function as various personnel, including the Trust’s Chief Compliance Officer, as well as personnel of the Adviser and other service providers such as the Funds’ independent accountants make periodic reports to the Audit Committee or to the Board with respect to various aspects of risk management.  The Board and the Audit Committee oversee efforts by management and service providers to manage risks to which the Funds may be exposed.

The Board is responsible for overseeing the nature, extent and quality of the services provided to the Funds by the Adviser and receives information about those services at their regular meetings.  In addition, on an annual basis, in connection with its consideration of whether to renew the Advisory Agreement with the Adviser, the Board meets with the Adviser to review such services.  Among other things, the Board regularly considers the Adviser’s adherence to the Funds’ investment restrictions and compliance with various policies and procedures of the Funds and with applicable securities regulations.  The Board also reviews information about the Funds’ investments, including, for example, portfolio holdings schedules and reports on the Adviser’s use of derivatives in managing the Funds, if any, as well as reports on the Funds’ investments in ETFs, if any.

The Trust’s Chief Compliance Officer reports regularly to the Board to review and discuss compliance issues.  At least annually, the Trust’s Chief Compliance Officer provides the Board with a report reviewing the adequacy and effectiveness of the Trust’s policies and procedures and those of its service providers, including the Adviser.  The report addresses the operation of the policies and procedures of the Trust and each service provider

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since the date of the last report; any material changes to the policies and procedures since the date of the last report; any recommendations for material changes to the policies and procedures; and any material compliance matters since the date of the last report.

The Board receives reports from the Funds’ service providers regarding operational risks and risks related to the valuation and liquidity of portfolio securities.  The Trust’s Fair Value Pricing Committee reports to the Board concerning investments for which market quotations are not readily available, if any.  Annually, the independent registered public accounting firm reviews with the Audit Committee its audit of the Funds’ financial statements, focusing on major areas of risk encountered by the Funds and noting any significant deficiencies or material weaknesses in the Funds’ internal controls.  Additionally, in connection with its oversight function, the Board oversees Fund management’s implementation of disclosure controls and procedures, which are designed to ensure that information required to be disclosed by the Trust in its periodic reports with the Securities and Exchange Commission (“SEC”) are recorded, processed, summarized, and reported within the required time periods.  The Board also oversees the Trust’s internal controls over financial reporting, which comprise policies and procedures designed to provide reasonable assurance regarding the reliability of the Trust’s financial reporting and the preparation of the Trust’s financial statements.

From their review of these reports and discussions with the Adviser, the Chief Compliance Officer, the independent registered public accounting firm and other service providers, the Board and the Audit Committee learn in detail about the material risks of the Funds, thereby facilitating a dialogue about how management and service providers identify and mitigate those risks.

The Board recognizes that not all risks that may affect the Funds can be identified and/or quantified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Funds’ goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness.  Moreover, reports received by the Trustees as to risk management matters are typically summaries of the relevant information.  Most of the Funds’ investment management and business affairs are carried out by or through the Funds’ Adviser and other service providers each of which has an independent interest in risk management but whose policies and the methods by which one or more risk management functions are carried out may differ from the Funds’ and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls.  As a result of the foregoing and other factors, the Board’s ability to monitor and manage risk, as a practical matter, is subject to limitations.

Members and Structure of the Board

There are four members of the Board of Trustees, three of whom are not “interested persons” of the Trust, as that term is defined in the 1940 Act (“Independent Trustees”).  Peter Jacobstein, an interested person of the Trust, serves as Chairman of the Board.  The Trust does not have a lead independent trustee.  The Board of Trustees has one standing committee, the Audit Committee, which is responsible for advising the Board with respect to accounting, auditing, and financial matters affecting the Trust.  The Audit Committee is chaired by an Independent Trustee and composed of all of the Independent Trustees.  The Audit Committee met three times during the fiscal year ended October 31, 2010.

The Trust has determined its leadership structure is appropriate given the specific characteristics and circumstances of the Trust.  The Trust made this determination in consideration of, among other things, the fact that the Independent Trustees constitute a super-majority (75%) of the Board, the fact that the chairperson of the Trust’s Audit Committee is an Independent Trustee, the amount of assets under management in the Trust, and the number of Funds (and classes of shares) overseen by the Board.  The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from Fund management.

Set forth below are the names, ages, positions with the Trust, length of term of office, and the principal occupations and other directorships held during at least the last five years of each of the persons currently serving as a Trustee of the Trust, as well as information about each officer of the Trust.  The business address of each Trustee and officer is Motley Fool Asset Management, LLC, 2000 Duke Street, Suite 175, Alexandria, VA 22314.

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Independent Trustees

Name, Address, and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served	Principal Occupations During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Kathleen A. O’Neil Age 58	Trustee	Indefinite/Since March 2009	President/CEO, Liberty Street Advisors (consultancy). Director, BMC Software; Guidance Software; Metlife Bank, N.A.; John Carroll University (1999 to 2008).	2	BMC Software; Guidance Software; Metlife Bank, N.A.

Gary Langbaum Age 62	Trustee	Indefinite/Since March 2009	Retired	2	None

Stephen L. Boyd Age 70	Trustee	Indefinite/Since March 2009	Advisory Director, Morgan Stanley Investment Management	2	None

Interested Trustees and Officers

Name, Address, and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served	Principal Occupations During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Peter E. Jacobstein* Age 45	Trustee and President	Indefinite/Since November 2008	President, Motley Fool Asset Management, LLC. SVP, The Motley Fool, Inc. (financial publishing). VP, Strategy and Development, Discovery Comm., Inc. (media).	2	None

Ollen C. Douglass Age 47	Treasurer	Indefinite/Since November 2008

Chief Financial Officer, The Motley Fool Holdings, Inc. (and its predecessor, The Motley Fool, Inc.) (financial publishing). Director, Fool/Love Money.com Financial Services, Ltd. (U.K. mortgage adviser) (2008 to 2009); Lovemoney.com, Ltd. (U.K. financial information site) (2009 to 2009); and The Motley

				N/A	N/A

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Fool, Ltd. (U.K. financial information site). Director, The Motley Fool Australia Pty Ltd. (financial publishing) (2010-present).

Lawrence T. Greenberg Age 48	Vice President and Secretary	Indefinite/Since March 2009

SVP and Chief Legal Officer, The Motley Fool Holdings, Inc. (and its predecessor, The Motley Fool, Inc.) (financial publishing). Adjunct professor, Washington College of Law, American University, 2006-present, George Mason University School of Law (2000 to 2007). Director, Fool/Love Money.com Financial Services, Ltd. (U.K. mortgage adviser) (2008 to 2009), Lovemoney.com, Ltd. (U.K. financial information site) (2009 to 2009). Director, The Motley Fool Australia PTY Ltd. (financial publishing) (2010-present).

				N/A	N/A

Salvatore Faia Age 48	Chief Compliance Officer	Indefinite/Since March 2009	President, Vigilant Compliance Services since 2004; and Director of Energy Income Partnership since 2005.	N/A	N/A

*	Mr. Jacobstein is an “interested person” (as defined by the 1940 Act) of the Trust because he is the President and Chairman of the Adviser.

Individual Trustee Qualifications

The Trust has concluded that each of the Trustees should serve on the Board because of their ability to review and understand information about the Funds provided to them by management, to identify and request other information they may deem relevant to the performance of their duties, to question management and other service providers regarding material factors bearing on the management and administration of the Funds, and to exercise their business judgment in a manner that serves the best interests of the Funds’ shareholders.  The Trust has concluded that each of the Trustees should serve as a Trustee based on his or her own experience, qualifications, attributes and skills as described below.

The Trust has concluded that Mr. Jacobstein should serve as Trustee because of the experience he has gained as President of the Adviser and in his various roles with the parent company of the Adviser, The Motley Fool Holdings, Inc., and its predecessor, which he joined in 2006, his knowledge of and experience in the financial services industry, and the experience he has gained serving as trustee of the Trust since 2008.

The Trust has concluded that Ms. O’Neil should serve as Trustee because of the experience she has gained as President, CEO and founder of a corporate governance and risk management consulting firm, her experience in and knowledge of the financial services and banking industries, the experience she has gained serving as a director of public companies, and the experience she has gained serving as trustee of the Trust since 2009.

The Trust has concluded that Mr. Langbaum should serve as Trustee because of the experience he gained as a mutual fund portfolio manager and an executive officer of a large financial services firm, his knowledge of the

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financial services and banking industries, and the experience he has gained serving as trustee of the Trust since 2009.

The Trust has concluded that Mr. Boyd should serve as Trustee because of the experience he gained as a mutual fund portfolio manager and an executive officer of a large financial services firm, his knowledge of the financial services industry, and the experience he has gained serving as trustee of the Trust since 2009.

In its periodic assessment of the effectiveness of the Board, the Board considers the complementary individual skills and experience of the individual Trustees primarily in the broader context of the Board’s overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the Funds.  Moreover, references to the qualifications, attributes and skills of individual Trustees are pursuant to requirements of the SEC, do not constitute holding out of the Board or any Trustee as having any special expertise or experience, and shall not be deemed to impose any greater responsibility or liability on any such person or on the Board by reason thereof.

Board of Trustees’ Interest in the Funds

The Trustees owned the following dollar ranges of equity securities in the Independence Fund and the Great America Fund as of December 31, 2010:

Name of Trustee	Dollar Range of Equity Securities in the Independence Fund	Dollar Range of Equity Securities in the Great America Fund	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Kathleen A. O’Neil	$10,001-$50,000	$10,001-$50,000	$10,001-$50,000
Gary Langbaum	$10,001-$50,000	0	$10,001-$50,000
Stephen L. Boyd	$10,001-$50,000	0	$10,001-$50,000
Peter E. Jacobstein	$10,001-$50,000	$1-$10,000	$10,001-$50,000

Trustee Interest in Adviser, Underwriter, or Affiliates

As of the end of the most recently completed calendar year, neither the Independent Trustees nor members of their immediate families own or have owned securities beneficially or of record in the Adviser, the Underwriter, or any affiliate of the Adviser or Underwriter during the past two calendar years, as shown by the chart below. Accordingly, as of the end of the most recently completed calendar year, neither the Independent Trustees nor members of their immediate families have or had a direct or indirect interest, the value of which exceeds $120,000 in the Adviser, the Underwriter, or any of their affiliates during the past two calendar years.

Name of Trustee	Name of Owners and Relationships to Trustee	Company	Title of Class	Value of Securities	Percentage of Class
Kathleen A. O’Neil	None	None	None	None	None
Gary Langbaum	None	None	None	None	None
Stephen L. Boyd	None	None	None	None	None
Peter E. Jacobstein	N/A	N/A	N/A	N/A	N/A

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Trustee Material Interest in Any Transactions with Adviser, Underwriter, or Affiliates

During the two most recently completed calendar years, neither the Independent Trustees nor members of their immediate family have conducted any transactions (or series of transactions) in which the amount involved exceeds $120,000 and to which the Adviser, the Underwriter, or any affiliate of the Adviser or Underwriter was a party.

Compensation

Each Independent Trustee is paid (i) an annual retainer of $20,000, (ii) a fee of $1,250 for each quarterly meeting of the Board attended, and (iii) a fee of $500 for each meeting attended of any committee of the Board of which such Trustee is a member (if such meeting is not held on the same day as a meeting of the Board). Officers of the Trust, all of whom are members, officers, or employees of the Adviser, or their affiliates, receive no compensation from the Trust.  Trustee compensation received from the Trust for the 2010 fiscal year is set forth below.

Name of Person, Position	Aggregate Compensation From Trust(1)	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Trust and Trust Complex Paid to Trustees
Kathleen A. O'Neil	25,000	None	None	25,000
Gary Langbaum	25,000	None	None	25,000
Stephen L. Boyd	25,000	None	None	25,000
Peter E. Jacobstein	None	None	None	None

(1) Trustee fees and expenses for the fiscal year ended October 31, 2010, were allocated solely to the Independent Fund, as the Great America Fund had not commenced operations as of this date.

CODE OF ETHICS

The Trust and the Adviser have each adopted a code of ethics (“Code of Ethics”) pursuant to Rule 17j-1 under the 1940 Act, which governs personal securities trading by their respective personnel. Each Code of Ethics permits such individuals to purchase and sell securities, including securities that are purchased, sold, or held by the Funds, but only subject to certain conditions designed to ensure that purchases and sales by such individuals do not adversely affect the Funds’ investment activities.

PRINCIPAL HOLDERS

Any person beneficially owning, directly or indirectly, more than 25% of the outstanding shares of a Fund is presumed to control the Funds.  Principal holders are persons who own beneficially 5% or more of the outstanding shares of a Fund.  As of February 1, 2011, the following individuals owned 5% or more of the Funds.

Independence Fund

Name	Address	Percentage of Ownership
Charles Schwab & Co Inc.	101 Montgomery Street San Francisco CA 94104-4122	20.55%

National Financial Services LLC	200 Liberty Street One World Financial Center New York, NY 10281	15.90%

AmeriTrade Inc	P O BOX 2226 Omaha, NE 68103-2226	10.30%

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Great America Fund

Name	Address	Percentage of Ownership
National Financial Services LLC	200 Liberty Street One World Financial Center New York, NY 10281	28.32%

Charles Schwab & Co Inc.	101 Montgomery Street San Francisco CA 94104-4122	27.19%

AmeriTrade Inc	P O BOX 2226 Omaha, NE 68103-2226	10.72%

As of February 1, 2011, the Trustees and officers of the Trust as a group, owned less than 1% of the outstanding shares of each of the Funds.

INVESTMENT ADVISORY AGREEMENT

The following information supplements and should be read in conjunction with the section in the Prospectus titled “MANAGEMENT OF THE FUND — Investment Adviser.”

The Adviser is a Delaware limited liability company with offices at 2000 Duke Street, Suite 175, Alexandria, VA 22314. The Adviser is a wholly owned subsidiary of The Motley Fool Holdings Inc. (“TMF Holdings”), a multimedia financial-services holding company that also owns The Motley Fool, LLC, which publishes investment information and analysis across a wide range of media, including investment newsletter services, websites, and books. TMF Holdings is controlled by David Gardner and Tom Gardner, along with other private shareholders.

The Adviser provides investment advisory services to the Funds pursuant to the terms of an Investment Advisory Agreement (the “Advisory Agreement”), dated June 15, 2009 between the Adviser and the Trust. The Advisory Agreement has an initial term expiring on June 15, 2011, and may be continued in effect from year to year thereafter, subject to the approval thereof by (1) the Board or (2) vote of a majority (as defined by the 1940 Act) of the outstanding voting securities of the Funds, provided that in either event the continuance must also be approved by a majority of the Independent Trustees, by vote cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement also terminates automatically in the event of its assignment, as defined in the 1940 Act and the rules thereunder. A discussion regarding the Board’s approval of the Advisory Agreement and the factors the Board considered with regard to the Independence Fund is included in the Independence Fund’s annual report to shareholders dated October 31, 2009 and will be available in the Great America Fund’s semi-annual report to shareholders for the fiscal period ended April 30, 2011.

The Adviser manages each Fund’s investments in accordance with the stated policies of the Funds, subject to the supervision of the Board. The Adviser is responsible for all investment decisions for the Funds and for placing orders for the purchase and sale of investments for each Fund’s portfolio. The Adviser also provides such additional administrative services as the Trust or the Funds may require beyond those furnished by the Administrator and furnishes, at its own expense, such office space, facilities, equipment, clerical help, and other personnel and services as may reasonably be necessary in connection with the operations of the Trust and the Funds. In addition, the Adviser pays the salaries of officers of the Trust who are employees of the Adviser and any fees and expenses of Trustees of the Trust who are also officers, directors, or employees of the Adviser or who are officers or employees of any company affiliated with the Adviser and bears the cost of telephone service, heat, light, power, and other utilities associated with the services it provides.

In consideration of the services provided by the Adviser, each Fund pays the Adviser a fee that is computed and paid monthly at an annual rate of 0.95% of the Funds’ average daily net assets during the month (the “Basic Fee”). Commencing the first month after a Fund has completed 12 full calendar months of operations, the Basic Fee

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is subject to a monthly adjustment (the “Monthly Performance Adjustment”) based on the investment performance of the respective Fund relative to the performance of the Morgan Stanley Capital International World Index (the “MSCI World Index”) for the Independence Fund and the Russell MidCap Index for the Great America Fund measured over a trailing-36-month period (or, if a Fund does not have 36 full calendar months of operations, the number of months since commencement of that Fund’s operations) (the “Performance Measurement Period”). The fee payable for each month (the “Total Advisory Fee”) will be the Basic Fee plus or minus the Monthly Performance Adjustment. The maximum annual rate used in determining the Monthly Performance Adjustment is +/-0.20% of the Fund’s applied to the average daily net assets of the Funds during the Performance Measurement Period. No adjustment is made if the percentage point difference between the investment performance of a Fund and the investment performance of the MSCI World Index or Russell MidCap Index during the Performance Measurement Period is 3% or less. The applicable annual rate used for the Monthly Performance Adjustment varies proportionally with the percentage point difference between the performance of the Funds and the performance of the index, and the maximum adjustment rate of +/-0.20% applies when the Independence Fund outperforms or underperforms the MSCI World Index or the Great America Fund outperforms or underperforms the Russell MidCap Index by 13 percentage points or more.

For the fiscal year ended October 31, 2010, the Independence Fund paid the Adviser $131,652.  For the fiscal year ended October 31, 2009, the Independence Fund was reimbursed by the Adviser in the amount of $286,400.  Had fee waivers and expense reimbursements not been in place, the Independence Fund would have paid $812,323 and $57,782 to the Adviser for the fiscal years ended October 31, 2010 and October 31, 2009, respectively.  As of October 31, 2010, the Great America Fund had not yet commenced operations.

The Monthly Performance Adjustment is calculated by subtracting from the cumulative percentage performance of the Funds during the Performance Measurement Period (net of all expenses, including advisory fees) the percentage change in the MSCI World Index, or the Russell MidCap Index, respectively, over the same period (including the value of dividends paid during the measurement period on stocks included in the MSCI World Index or Russell MidCap Index, respectively). The Monthly Performance Adjustment will be based on an annual percentage rate determined by (i) subtracting 3 from the positive or negative percentage difference between the investment performance of the Funds and the investment performance of the index during the Performance Measurement Period, and (ii) multiplying the result by 2%, but the annual percentage rate used in determining the Monthly Performance Adjustment will be limited to a rate of not more than +0.20% nor less than -0.20%. The dollar amount of the Monthly Performance Adjustment is then determined by dividing the annual percentage rate by 12 and (iii) multiplying the result by the average daily net assets of the Funds during the Performance Measurement Period.

The Prospectus contains additional information regarding the computation of the Monthly Performance Adjustment, including a table that illustrates how the Total Advisory Fee is computed. Because the Monthly Performance Adjustment is based on each Fund’s average daily net assets during the Performance Measurement Period (a figure that may differ from the average daily net assets of the Funds during the month for which the Monthly Performance Adjustment is computed and on which the Basic Fee is determined), a significant decline in the net assets of a Fund could result in a negative Monthly Performance Adjustment in a dollar amount exceeding the Basic Fee for the month. In such an event, the Adviser would be obligated to pay the Funds such excess amount.

The Basic Fee and the Total Advisory Fee that may be payable by the Funds as a result of the Monthly Performance Adjustment may each be higher than the advisory fees paid by other mutual funds with similar investment objectives.

PORTFOLIO MANAGERS

The Adviser has established an investment committee (“Investment Committee”) composed of portfolio managers William H. Mann III, William S. Barker, CFA, Donald M. Krueger, and Anthony L. Arsta. Mr. Mann is the chair of the Investment Committee and is the person primarily responsible for all investment-related services provided to the Funds by the Adviser. The following table provides information regarding accounts managed by the portfolio managers as of the fiscal year ended October 31, 2010.

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Portfolio Manager; Other Accounts	Total Accounts		Accounts With Performance-Based Fees
	Number	Assets (in Millions)	Number	Assets (in Millions)
William H. Mann III
Registered Investment Companies	1	$128.4	1	$128.4
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

William S. Barker
Registered Investment Companies	1	$128.4	1	$128.4
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

Donald M. Krueger
Registered Investment Companies	1	$128.4	1	$128.4
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

Anthony L. Arsta
Registered Investment Companies	1	$128.4	1	$128.4
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

Portfolio Manager Compensation

Each portfolio manager’s base salary is determined by the Adviser based on his level of responsibility at the Adviser. In determining the amount of the base salary, the Adviser considered compensation levels in the mutual fund industry and in the geographic area of the Adviser, as well as compensation levels generally at the Adviser and its affiliates. Messrs. Mann’s and Krueger’s compensation also includes a quarterly cash bonus that is fixed and was determined based on the same factors that the Adviser considered in setting their base salary.

Material Conflicts of Interest

Real, potential, or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund. The portfolio managers may manage other accounts with investment strategies similar to the Funds, including other pooled investment vehicles and separately managed accounts. Fees earned by the Adviser may vary among these accounts, and the portfolio managers may personally invest in these accounts. (Although the Funds’ Total Advisory Fee has a performance adjustment component, the Funds do not pay a separate performance-based fee.) Performance-based fees earned by the Adviser from managing other accounts could potentially exceed the fees earned by the Adviser from managing the Funds. These factors could create conflicts of interest because portfolio managers have potential incentives to favor certain accounts over others (including the Funds), with the result that other accounts could outperform the Funds.

A conflict may also exist if the portfolio managers identify a limited investment opportunity that may be appropriate for more than one account but the Funds are unable to take full advantage of that opportunity because of the need to allocate that opportunity among multiple accounts. In addition, the portfolio managers may execute transactions for another account that may adversely affect the value of securities held by the Funds. However, the Adviser believes that these risks are mitigated by the fact that accounts with like investment strategies managed by the portfolio managers are generally managed in a similar fashion and that the Adviser has a policy that seeks to allocate opportunities on a fair and equitable basis.

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The Adviser and the portfolio managers may carry on investment activities for their own accounts and for those of their families and other clients in which the Funds have no interest and thus may have certain additional conflicts of interest. In addition, the Adviser may act as the investment adviser to accounts pursuing a range of traditional and alternative investment strategies. As a consequence of managing multiple investment products with varying investment programs, securities may be purchased or sold for some accounts but not others, and securities that are being sold for some accounts may be purchased for others. Factors that could lead to differences in trading decisions for various investment strategies include, among others, in the case of conflicting positions: differing portfolio manager analyses, different investment horizons, implementation of a particular hedging strategy, and differing desired market exposures. When making allocations, portfolio managers may also consider a number of factors, such as cash flow situations, tax considerations, different investment horizons, and different investment strategies. All portfolio managers are aware that trades may not be made in one client account for the purpose of benefiting another client account. Investment decisions must be made only on the basis of the investment considerations relevant to the particular account for which a trade is being made.

The Adviser has adopted a Code of Ethics and Best Execution Guidelines, among other policies and procedures, that seek to ensure that clients’ accounts are not harmed by potential conflicts of interests. The Adviser also has procedures to assure that fair and appropriate allocation of investments purchased and sold is made among all clients.

In addition, certain publishing affiliates of the Adviser (the “Publishing Affiliates”) publish opinions, and recommendations regarding the purchase and sale of securities, potentially including particular securities, industries, or market sectors in which a Fund has invested or that the Adviser is considering for purchase or sale by the Funds. These opinions and recommendations may be consistent with, or opposed to, the views of the Adviser, and they may adversely affect the prices of securities held by the Funds or the prices at which the Funds can purchase or sell particular securities. The Funds, the Adviser, and the Publishing Affiliates have adopted procedures designed to prevent the Publishing Affiliates’ personnel from obtaining or using nonpublic information about each Fund’s holdings or the Adviser’s strategy or actual or potential portfolio transactions and to prevent personnel of the Adviser from using information from the Publishing Affiliates and their publications before publication. These procedures include physical segregation of offices with controls on access, restrictions on electronic access to information, policies to maintain the confidentiality of information, and related training with respect to these policies. In addition, the procedures require monitoring by the chief compliance officer of the Adviser and the general counsel of the Publishing Affiliates through the review of transactions and publications, with the goal of identifying possible use of information by the Adviser or the Publishing Affiliates or their respective personnel in violation of applicable policies. Certain conflicts may nonetheless be deemed to exist to the extent that the Funds might benefit if a Publishing Affiliate recommends the purchase of a security held by the Funds or recommends the sale of a security being considered by the Funds for purchase, and to the extent that the price of a security on which a Publishing Affiliate has expressed an opinion could be affected by the Adviser’s purchase or sale of that security for the Funds. In this regard, members of the Investment Committee may consider analysis published by the Publishing Affiliates in making investment decisions for the Funds and other clients; however, they do not base their decisions solely on such analysis, and, as a matter of policy, decisions to purchase and sell securities for the Funds are made based on the Adviser’s best judgment, consistent with the best interests of the Funds.

Ownership of Fund Shares by the Portfolio Managers

As of October 31, 2010, the dollar range of equity securities of the Independence Fund beneficially owned by each portfolio manager is as follows:

Name of Portfolio Manager	Dollar Range of Equity Securities Owned in the Fund
	None	$1 - $10,000	$10,001 - $50,000	$50,001 - $100,000	$100,001- $500,000	$500,001 - $1,000,000	Over $1,000,000
William H. Mann III						X

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Donald M. Krueger			X
William S. Barker	X
Anthony L. Arsta		X

As of October 31, 2010, the portfolio managers held no shares of the Great America Fund because it had not commenced operations as of that date.

UNDERWRITER

Shares of the Funds are distributed on a continuous basis at their current NAV per share, without imposition of any front-end or contingent deferred sales charge, by the Underwriter.

The Underwriter provides these services to the Funds pursuant to an Underwriting Agreement dated as of July 1, 2010, with the Trust (the “Underwriting Agreement”). The Underwriting Agreement is terminable without penalty, on at least 60 days’ prior written notice, by the Board, by vote of the holders of a majority of each Fund’s outstanding voting shares, or by the Underwriter. The Underwriting Agreement had an initial two-year term and thereafter, may be renewed for successive one-year terms, provided such continuance is specifically approved by (1) the Board; or (2) vote of a majority of each Fund’s outstanding voting securities, provided that, in either event, the continuance must also be approved by a majority of the Trustees who are not “interested persons” (as defined by the 1940 Act) of the Trust or the Underwriter, by vote cast in person at a meeting called for the purpose of voting on such approval. The Underwriting Agreement provides that it will terminate automatically in the event of its “assignment” (as defined by the 1940 Act and the rules thereunder).

In the Underwriting Agreement, the Trust has agreed to indemnify the Underwriter to the extent permitted by applicable law against certain liabilities under the 1933 Act. The Adviser compensates the Underwriter for its services to the Trust under a written agreement for such services between the Adviser and the Underwriter. For the fiscal years ended October 31, 2010 and October 31, 2009, the Underwriter received $36,256 and $13,655, respectively, for services provided on behalf of the Trust.

The principal business address of the Underwriter is at 760 Moore Road, King of Prussia, PA 19406-1212.

HOW TO REDEEM SHARES

The following information supplements and should be read in conjunction with the section in the Prospectus titled “HOW TO REDEEM SHARES.”

Redemption Fees

A redemption fee of 2.00% of the then-current value of the shares redeemed is imposed on redemptions of shares made within 90 days of purchase (i.e., the redemption is effective on or before the 90th day following the date of purchase), subject to certain exceptions. The redemption fee is paid directly to the Funds and is designed to offset brokerage commissions, market impact, and other costs associated with short-term trading of Fund shares of the Funds. The fee does not apply to the redemption of shares that were purchased by reinvesting dividends or other Fund distributions. It also does not apply to redemptions for which the shareholder or the shareholder’s agent notifies the Funds’ transfer agent, BNY Mellon Investment Servicing (US) Inc. (the “Transfer Agent”), that the redemption is being made to make required distributions from an Individual Retirement Account (or other tax-deferred retirement account) or to redemptions following the death or disability of a record shareholder. For purposes of determining whether the redemption fee applies, the shares that were held the longest will be redeemed first.

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Wire Redemption Privilege

By using this privilege, the investor authorizes the Transfer Agent to act on wire or telephone redemption instructions from any person representing himself or herself to be the investor and reasonably believed by the Transfer Agent to be genuine. Ordinarily, the Trust will initiate payment for shares redeemed pursuant to this privilege on the next business day after the Transfer Agent receives the redemption request in proper form. Redemption proceeds ($1,000 minimum) will be transferred by Federal Reserve wire only to the commercial bank account specified by the investor on the Account Application, or to a correspondent bank if the investor’s bank is not a member of the Federal Reserve System. Fees ordinarily are imposed by such bank and usually are borne by the investor. Immediate notification by the correspondent bank to the investor’s bank may be necessary to avoid a delay in crediting the funds to the investor’s bank account.

To change the commercial bank or account designated to receive redemption proceeds, a written request must be sent to the Transfer Agent. Each shareholder must sign this request, with each signature guaranteed as described in the Prospectus under “HOW TO REDEEM SHARES.”

Suspension of Redemptions

The right of redemption may be suspended or the date of payment postponed (1) during any period when the New York Stock Exchange, Inc. (the “NYSE”), is closed (other than customary weekend and holiday closings); (2) when trading in the markets a Fund ordinarily uses is restricted, or when an emergency exists as determined by the SEC such that disposal of a Fund’s investments or determination of its NAV is not reasonably practicable; or (3) for such other periods as the SEC by order may permit to protect the Fund’s shareholders.

PORTFOLIO HOLDINGS INFORMATION

The Trust has adopted a written policy relating to disclosure of its portfolio holdings governing the circumstances under which disclosure may be made to shareholders and third parties of information regarding the portfolio investments the Funds hold. Disclosure of the Funds’ complete holdings is required to be made quarterly within 60 days of the end of each fiscal quarter (in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q). These reports are available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov. Except for these reports, or as otherwise specifically permitted by the Trust’s policy, information regarding the Funds’ portfolio holdings may not be provided to any person.

Information regarding the Funds’ portfolio securities, and other information regarding the investment activities of the Funds, may be disclosed to rating and ranking organizations for use in connection with their rating or ranking of the Funds, but only if such disclosure has been approved by the Chief Compliance Officer of the Trust (the “CCO”). In connection with any such arrangement, the recipient of the information must agree to maintain the confidentiality of the information and to use the information only to facilitate its rating or ranking of the Funds. The Funds’ policy does not prohibit (1) disclosure of information to the Funds’ investment adviser or to other service providers to the Trust (including its administrator, distributor, custodian, legal counsel, and auditors) or to brokers and dealers through which portfolio securities are purchased and sold (but only with respect to information relating to the particular securities being purchased or sold), or (2) disclosure that is made on the same basis to all shareholders of the Funds regarding holdings of, or transactions in, portfolio securities. The CCO is authorized to approve other arrangements under which information relating to portfolio securities held by, or purchased or sold by, the Funds is disclosed to shareholders or third parties, subject to a requirement that the CCO concludes (based upon various factors) that the arrangement is reasonably necessary to aid in conducting the ongoing business of the Trust and the Funds and is unlikely to affect adversely the Trust or the Funds. Any such arrangements approved by the CCO are required to be reported to the Board. The Trust believes that the standards applicable to approval of these arrangements should help assure that any disclosure of information is in the best interests of the Funds and their shareholders and that disclosure is not made under circumstances in which the Adviser or an affiliated person of the Trust stands to benefit to the detriment of the Funds.

The Trust’s CCO is responsible for monitoring the use and disclosure of information relating to the Funds’ portfolio securities and is also responsible to report to the Board at least annually regarding the effectiveness of the Trust’s compliance program, including its policy governing the disclosure of portfolio holdings and any material violations of that policy. Under the Trust’s policy, the Adviser, the Trust, and their respective affiliated persons are

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prohibited from receiving any direct or indirect compensation in consideration of information relating to each Fund’s portfolio securities held, purchased, or sold by the Funds.

Consistent with the Trust’s policy, information relating to the Funds’ portfolio securities is provided to certain persons as described in the following table. Such persons are subject to an obligation not to trade on such information. There are no other arrangements in effect involving the disclosure of information regarding the Funds’ portfolio holdings.

TYPE OF SERVICE PROVIDER	TYPICAL FREQUENCY OF ACCESS TO PORTFOLIO INFORMATION	RESTRICTIONS
Adviser	Daily	Ethical
Administrator	Daily	Contractual and ethical
Underwriter	Daily	Contractual and ethical
Custodian	Daily	Contractual and ethical
Auditor	During annual audit	Ethical
Legal Counsel	Regulatory filings, board meetings, and if a legal issue regarding the portfolio requires counsel’s review	Ethical
Printers	Twice a year—printing of semi-annual and annual reports	No formal restrictions in place. However, printer would not receive portfolio information until at least 30 days old.
Broker-Dealers Though Which the Fund Purchases and Sells Portfolio Securities	Daily access to the relevant purchase and/or sale—no broker/dealer has access to the Fund’s entire portfolio	Contractual and ethical

DETERMINATION OF NET ASSET VALUE

The following information supplements and should be read in conjunction with the sections in the Funds’ Prospectus titled “HOW TO BUY SHARES” and “HOW TO REDEEM SHARES.”

NAV is determined as of the close of regular trading on the NYSE (generally 4:00 p.m. Eastern time) each day the NYSE is open, except that no computation need be made on a day on which no orders to purchase or redeem shares have been received. The NYSE currently observes the following holidays: New Year’s Day, Martin Luther King Jr. Day (third Monday in January), Presidents Day (third Monday in February), Good Friday (Friday before Easter), Memorial Day (last Monday in May), Independence Day, Labor Day (first Monday in September), Thanksgiving Day (last Thursday in November), and Christmas Day.

NAV per share is computed by dividing the value of each Fund’s net assets (i.e., the value of its assets less its liabilities) by the total number of each Fund’s shares outstanding. In computing NAV, securities are valued at market value as of the close of trading on each business day when the NYSE is open. Securities, other than stock options, listed on the NYSE or other exchanges are valued on the basis of the last reported sale price on the exchange on which they are primarily traded. However, if the last sale price on the NYSE is different from the last sale price on any other exchange, the NYSE price will be used. If there are no sales on that day, then the securities are valued at the bid price on the NYSE or other primary exchange for that day. Securities traded in the OTC market are valued on the basis of the last sales price as reported by NASDAQ®. If there are no sales on that day, then the securities are valued at the mean between the closing bid and asked prices as reported by NASDAQ®. Stock options and stock index options traded on national securities exchanges or on NASDAQ® are valued at the mean between the latest bid and asked prices for such options. Securities for which market quotations are not readily available and other assets are valued at fair value as determined pursuant to procedures adopted in good faith by the Board. Debt securities that mature in less than 60 days are valued at amortized cost (unless the Board determines that this method does not represent fair value), if their original maturity was 60 days or less or by amortizing the value as of the 61st day before maturity, if their original term to maturity exceeded 60 days. A pricing service may be used to determine the fair value of securities held by the Funds. Any such service might value the investments based on methods that include consideration of yields or prices of securities of comparable quality, coupon, maturity, and type; indications

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as to values from dealers; and general market conditions. The service may also employ electronic data-processing techniques, a matrix system, or both to determine valuation. The Board will review and monitor the methods such services use to assure itself that securities are valued at their fair values.

The values of securities held by the Funds and other assets used in computing NAV are determined as of the time at which trading in such securities is completed each day. That time, in the case of foreign securities, generally occurs at various times before the close of the NYSE. Trading in securities listed on foreign securities exchanges will be valued at the last sale or, if no sales are reported, at the bid price as of the close of the exchange, subject to possible adjustment as described in the Prospectus. Foreign currency exchange rates are also generally determined before the close of the NYSE. On occasion, the values of such securities and exchange rates may be affected by events occurring between the time as of which determinations of such values or exchange rates are made and the close of the NYSE. When such events materially affect the value of securities held by the Funds or their liabilities, such securities and liabilities will be valued at fair value in accordance with procedures adopted in good faith by the Board. The values of any assets and liabilities initially expressed in foreign currencies will be converted to U.S. dollars based on exchange rates supplied by a quotation service.

DIVIDENDS, DISTRIBUTIONS, AND TAXES

The following information supplements and should be read in conjunction with the section in the Funds’ Prospectus titled “DIVIDENDS, DISTRIBUTIONS, AND TAXES.” In addition, the following is only a summary of certain tax considerations that generally affect the Funds and their shareholders. No attempt is made to present a detailed explanation of the tax treatment of a Fund or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning.

It is the policy of the Trust each fiscal year to distribute substantially all of each Fund’s net investment income (i.e., generally, the income that it earns from dividends and interest on its investments, and any short-term capital gains, net of Fund expenses) and net capital gains, if any, to its shareholders. Unless requested otherwise by a shareholder, dividends and other distributions will be automatically reinvested in additional shares of the Funds at the NAV per share in effect on the day after the record date.

Each Fund intends to qualify as a regulated investment company (“RIC”) under Subchapter M of the Code. If so qualified, a Fund will not be subject to federal income tax on that part of its net investment income and net capital gains that it distributes to its shareholders. Certain federal income and excise taxes would be imposed on a Fund if it fails to make certain required distributions of its income to shareholders. The Funds intend, however, to make distributions in a manner that will avoid the imposition of any such taxes. If, however, for any taxable year a Fund fails to qualify as a RIC, the Fund would be subject to federal corporate income tax on its taxable income. To qualify for such tax treatment, the Funds must generally, in addition to making distributions to shareholders each year in a timely manner equal to the sum of (1) at least 90% of its “investment company taxable income” as defined in the Code and (2) at least 90% of its net tax-exempt income, if any, among other things, (a) derive at least 90% of its gross income from dividends, interest (including payments received with respect to loans of stock and securities), gains from the sale or other disposition of stock, securities, or foreign currencies and certain related income and net income derived from an interest in a “qualified publicly traded partnership” (generally, a publicly traded partnership other than one where at least 90% of its gross income is gross income that would otherwise be qualifying gross income for a RIC); and (b) diversify its holdings so that at the end of each quarter of its fiscal year (i) at least 50% of the market value of the Funds’ total assets is represented by cash and cash items, U.S. Government Securities, securities of other RICs, and other securities, limited, in respect of any one issuer, to an amount not greater than 5% of each Fund’s total assets or 10% of the outstanding voting securities of the issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. Government Securities or securities of other RICs) of any one issuer, any two or more issuers that the Funds control and are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more qualified publicly traded partnerships.

Notwithstanding the distribution requirement described above, which only requires a Fund to distribute at least 90% of its annual investment company taxable income and does not require any minimum distribution of net capital gain, a Fund will be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute by the end of any calendar year at least 98% of its ordinary income for that year and 98.2% of its capital gain net income

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(the excess of short- and long-term capital gain over short- and long-term capital loss) for the one-year period ending on October 31 of that year, plus certain other amounts. Each Fund intends to make sufficient distributions to avoid liability for the federal excise tax, but can make no assurances that all such taxes will be eliminated. A Fund may in certain circumstances be required to liquidate portfolio investments in order to make sufficient distributions to avoid federal excise tax liability when the investment adviser might not otherwise have chosen to do so, and liquidation of investments in such circumstances may affect the ability of a Fund to satisfy the requirements for qualification as a RIC.

Shareholders subject to federal income taxation will have to pay any applicable federal income taxes on the dividends and capital gains distributions they receive from the Funds, whether paid in cash or reinvested in additional shares of the Fund. Dividends and capital gains distributions will also be subject to applicable state and local taxes. Dividends derived from net investment income or net realized short-term capital gains will be taxable to shareholders as ordinary income for federal income tax purposes, except with respect to “qualified dividends” received by individual shareholders, as described below. Distributions from net realized long-term capital gains will be taxable to shareholders as long-term capital gains for federal income tax purposes, regardless of how long shareholders have held their shares of a Fund. The Code provides that the net capital gain of an individual generally will not be subject to federal income tax at a rate in excess of 15% with respect to capital assets held for more than 12 months; the maximum rate is currently scheduled to increase to 20% for taxable years beginning on or after January 1, 2013. Distributions paid in January, but declared by a Fund in October, November or December of the previous year may be taxable to you in the previous year.  Each year, shareholders of the Funds will be sent full information on dividends and capital gains distributions for tax purposes, including information as to the portion taxable as ordinary income, the portion taxable as long-term capital gains, the amount of dividends that are designated as “qualified dividends” for individual shareholders, and the amount of dividends eligible for the dividends-received deduction available for corporations.

Recent legislation effective beginning in 2013 provides that U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) will be subject to a new 3.8% Medicare contribution tax on their “net investment income,” including interest, dividends, and capital gains (including capital gains realized on the sale or exchange of shares of a Fund).

Redemptions of shares of the Funds will result in the recognition of any gain or loss for federal income tax purposes. Any loss arising from the sale or redemption of shares of a Fund held for six months or less will be treated for U.S. federal tax purposes as a long-term capital loss to the extent of any amount of capital gains distributions the shareholder receives with respect to such shares. For purposes of determining whether shares in the Funds have been held for six months or less, a shareholder’s holding period is suspended for any periods during which the shareholder’s risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property, or through certain options or short sales.

Depending on the composition of each Fund’s income, the entire amount or a portion of the dividends paid by the Funds from net investment income may be designated as “qualified dividends” that are taxable to individual shareholders at long-term capital gains rates, provided that certain holding-period requirements are met. Under current law, such dividends will be taxable at ordinary income rates for taxable years beginning on or after January 1, 2013.  In general, dividend income of the Funds distributed to individual shareholders will be eligible for the lower tax rate only to the extent that the Funds’ income consists of dividends paid by U.S. corporations and certain foreign corporations. However, the lower tax rate will apply only if the individual shareholder holds shares in a Fund, and the Fund holds shares in the dividend-paying corporation, at least 61 days during a prescribed period. The prescribed period is the 121-day period beginning 60 days before the date on which the shareholder or the Funds, as the case may be, becomes entitled to receive the dividend. In determining the holding period for this purpose, any period during which the recipient’s risk of loss is offset by means of options, short sales, or similar transactions is not counted. In addition, an individual shareholder would not benefit to the extent that he, she, or it is obligated (e.g., pursuant to a short sale or securities lending arrangement) to make related payments with respect to positions in substantially similar or related property.

Depending on the composition of each Fund’s income, the entire amount or a portion of the dividends paid by the Funds from net investment income may qualify for the dividends-received deduction allowable to qualifying U.S. corporate shareholders (the “dividends-received deduction”). In general, dividend income of a Fund distributed

25

to qualifying corporate shareholders will be eligible for the dividends-received deduction only to the extent that each Fund’s income consists of dividends paid by U.S. corporations. However, a corporate shareholder’s dividends-received deduction will be disallowed unless he, she, or it holds shares in the Funds, and the Funds hold shares in the dividend-paying corporation, at least 46 days during the 91-day period beginning 45 days before the date on which the shareholder or the Funds, as the case may be, becomes entitled to receive the dividend. In determining the holding period for this purpose, any period during which the recipient’s risk of loss is offset by means of options, short sales, or similar transactions is not counted. In addition, a corporate shareholder would not benefit to the extent that he, she, or it is obligated (e.g., pursuant to a short sale) to make related payments with respect to positions in substantially similar or related property. Furthermore, the dividends-received deduction will be disallowed to the extent that a corporate shareholder’s investment in shares of a Fund, or the Funds’ investment in the shares of the dividend-paying corporation, is financed with indebtedness.

Distributions in excess of a Fund’s current and accumulated earnings and profits are treated as a tax-free return of capital to the extent of your basis in the shares, and as capital gain thereafter. A distribution will reduce a Fund’s NAV per share and may be taxable to you as ordinary income or capital gain even though, from an investment standpoint, the distribution may constitute a return of capital. Therefore, an investor should consider the tax consequences of purchasing shares immediately before a distribution record date.

Dividends and interest the Funds receive on foreign investments may give rise to withholding and other taxes that foreign countries impose on the Funds. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes.

There is generally no withholding tax to a shareholder who is not a U.S. person within the meaning of the Code (“Non-U.S. Person”) (1) on the portion of each Fund’s distributions that consist of long-term capital gains realized by the Fund, and (2) for the Funds’ taxable years beginning before January 1, 2012, on the portion of a Fund’s distributions that the Fund designate as short-term capital gains dividends or “interest-related dividends” (generally, dividends attributable to net interest income that would not result in U.S. withholding taxes if earned directly by the shareholder), in all cases provided that such distributions are not effectively connected with the conduct of a trade or business in the U.S. by such Non-U.S. Person. However, the remaining distributions to Non-U.S. Persons are generally subject to a 30% withholding tax, unless reduced or eliminated by treaty. Other rules may apply to Non-U.S. Persons (1) whose income from the Funds is effectively connected with the conduct of a U.S. trade or business by such Non-U.S. Person; or (2) in certain circumstances, to the extent that the Funds make distributions before January 1, 2012, if such distributions are attributable to dispositions of U.S. real property interests (e.g., investments in certain real estate investment trusts). Such investors should consult with their own advisers regarding those rules.

Federal regulations generally require each Fund to withhold and remit to the U.S. Treasury a “backup withholding” tax with respect to dividends, distributions from net realized long-term capital gains, and the proceeds of any redemption paid to a shareholder if such shareholder fails to certify on IRS Form W-9, Form W-8BEN, or other applicable form either that the Taxpayer Identification Number (“TIN”) furnished to the Funds is correct or that such shareholder has not received notice from the Internal Revenue Service (the “Service”) of being subject to backup withholding. Furthermore, the Service may notify the Funds to institute backup withholding if the Service determines that a shareholder’s TIN is incorrect or if a shareholder has failed to properly report taxable dividends or interest on a federal tax return. A TIN is either the Social Security number or employer identification number of the record owner of the account. Any tax withheld as a result of backup withholding does not constitute an additional tax imposed on the record owner of the account and may be claimed as a credit on the record owner’s federal income tax return. The backup withholding rate is currently 28% and is subject to change starting January 1, 2013.

From time to time, it is possible that a Fund may not qualify as a “publicly offered regulated investment company.” In such case, certain non-corporate shareholders, including individuals, trusts, and estates, may be limited in their ability to deduct certain expenses of the Funds, including the Total Advisory Fee. Such expenses would be treated as miscellaneous itemized deductions subject to limitations on deductibility applicable to such shareholders. A “publicly offered regulated investment company” is a RIC whose shares are (1) continuously offered pursuant to a public offering, (2) regularly traded on an established securities market, or (3) held by at least 500 persons at all times during the taxable year.

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Under promulgated United States Treasury regulations, if a shareholder recognizes a loss on disposition of a Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886.  Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted.  Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs.  In addition, pursuant to recently enacted legislation, significant penalties may be imposed for the failure to comply with the reporting requirements.  The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper.  Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Ordinarily, gains and losses realized by the Funds from portfolio transactions will be treated as capital gains and losses. However, all or a portion of the gain or loss realized from the disposition of foreign currencies (including foreign currency-denominated bank deposits) and non-U.S.-dollar-denominated securities (including debt instruments and certain forward contracts and options) will be treated as ordinary income or loss under Section 988 of the Code. Income or loss from transactions involving certain derivative instruments, such as certain swap transactions, will also generally constitute ordinary income or loss. In addition, all or a portion of any gains realized from the sale or other disposition of certain market discount bonds will be treated as ordinary income under Section 1276 of the Code. Finally, all or a portion of the gain realized from engaging in “conversion transactions” may be treated as ordinary income under Section 1258 of the Code. “Conversion transactions” are defined to include certain forward, futures, option, and straddle transactions, certain transactions marketed or sold to produce capital gains, or transactions described in Treasury regulations to be issued in the future.

The Funds may invest in complex securities. These investments may be subject to numerous special and complex rules. These rules could affect whether gains and losses recognized by a Fund are treated as ordinary income or capital gain, accelerate the recognition of income to the Fund and/or defer the Fund’s ability to recognize losses. In turn, these rules may affect the amount, timing or character of the income distributed to you by a Fund.

Under Section 1256 of the Code, any gain or loss realized by the Funds from certain foreign currency forward contracts and options transactions will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. Gain or loss will arise upon exercise or lapse of such contracts and options, as well as from closing transactions. In addition, any such contracts or options remaining unexercised at the end of each Fund’s taxable year will be treated as sold for their then-fair market value and thus result in additional gain or loss to the Funds characterized in the manner described above.

Offsetting positions the Funds hold involving certain forward contracts or options may constitute “straddles.” “Straddles” are defined to include “offsetting positions” in actively traded personal property. The tax treatment of “straddles” is governed by Sections 1092 of the Code, which, in certain circumstances, overrides or modifies the provisions of Sections 1256 and 988 of the Code. As such, all or a portion of any short- or long-term capital gain from certain “straddle” transactions may be recharacterized as ordinary income.

If the Funds were treated as entering into “straddles” by reason of their engaging in certain forward contracts or options transactions, such “straddles” would be characterized as “mixed straddles” if the forward contracts or options transactions comprising a part of such “straddles” were governed by Section 1256 of the Code. The Funds may make one or more elections with respect to “mixed straddles.” Depending on which election is made, if any, the results to the Funds may differ. If no election is made, to the extent the “straddle” and conversion transaction rules apply to positions established by the Funds, losses realized by the Funds will be deferred to the extent of unrealized gain in the offsetting position. Moreover, as a result of the “straddle” and conversion transaction rules, short-term capital loss on “straddle” positions may be recharacterized as long-term capital loss, long-term capital gains from such positions may be treated as short-term capital gains, and any capital gains from such positions may be treated as ordinary income.

In the event of short sales of an appreciated financial position, which sales constitute constructive sales under Section 1259 of the Code, the Funds must recognize a gain as if the position were sold, assigned, or otherwise terminated at their fair market value as of the date of the short sale and immediately repurchased. Appropriate adjustments would be made in the amount of any gain or loss subsequently realized on that position to reflect the

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gain recognized on the short sale. Each Fund’s holding period in the position would begin as if the Funds had first acquired the position on the date of the short sale.

The Trust may be subject to tax in certain states in which it does business. In states with income tax laws, the tax treatment of the Trust and its shareholders in respect to distributions may differ from the federal tax treatment.

The foregoing discussion regarding federal and state taxation is for general information only. It is based on tax laws and regulations as in effect on the date of this SAI and is subject to change by legislative or administrative action. Prospective shareholders should consult their own tax advisers concerning the federal, state, local, and foreign tax consequences of an investment in the Funds.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to the general supervision of the Board, the Adviser is responsible for decisions to buy and sell securities for the Funds, the selection of brokers and dealers to effect the transactions, and the negotiation of brokerage commissions, if any. Purchases and sales of securities on a stock exchange are effected through brokers who charge a commission for their services. In the OTC market, securities are generally traded on a “net” basis, with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price, which includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. Certain money market instruments may be purchased directly from an issuer, in which case no commission or discounts are paid. The Funds anticipate that their transactions involving foreign securities will be effected through ADRs and on principal stock exchanges for such securities. Fixed commissions on foreign stock-exchange transactions are generally higher than are negotiated commissions on domestic transactions. There is also generally less government supervision and regulation of foreign stock exchanges and brokers than in the U.S.

The Adviser may serve as an investment adviser to other clients, including private investment companies, and the Adviser may in the future act as an investment adviser to other registered investment companies. It is the practice of the Adviser to cause purchase and sale transactions to be allocated among the Funds and others whose assets are managed by the Adviser in such manner as it deems equitable. In making such allocations, the main factors considered are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and the opinions of the persons responsible for managing the Funds and the other client accounts. This procedure may, under certain circumstances, have an adverse effect on the Funds.

The policy of the Trust regarding purchases and sales of securities for the Funds is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the Trust’s policy is to pay commissions that are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Adviser believes that a requirement always to seek the lowest commission cost could impede effective management and preclude the Adviser from obtaining high-quality brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Adviser relies on its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and research services received from the broker effecting the transaction.

In seeking to implement the Trust’s policies, the Adviser effects transactions with brokers and dealers that it believes provide the most favorable prices and are capable of providing efficient executions. The Adviser may place portfolio transactions with a broker or dealer that furnishes research and other services to the Adviser and may pay higher commissions to brokers in recognition of research provided (or direct the payment of commissions to such brokers). Such services may include, but are not limited to, any one or more of the following: (1) information as to the availability of securities for purchase or sale, (2) statistical or factual information or opinions pertaining to investments, (3) wire services, (4) and appraisals or evaluations of portfolio securities. The information and services received by the Adviser from brokers and dealers may be of benefit in the management of accounts of other clients and may not in all cases benefit the Trust directly. While such services are useful and important in supplementing its

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own research and facilities, the Adviser believes the value of such services is not determinable and does not significantly reduce its expenses.

For the fiscal years ended October 31, 2010 and October 31, 2009, the Independence Fund paid brokerage commissions of $131,417 and $31,171, respectively.  As of October 31, 2010, the Great America Fund had not yet commenced operations.

Directed Brokerage

During the fiscal years ended October 31, 2010 and October 31, 2009, the Independence Fund directed a portion of its brokerage transactions to brokers for research services provided.  The table below shows the amount of brokerage transactions directed for such services and related commissions paid by the Independence Fund during that period.

	Amount of Brokerage Transactions	Brokerage Commissions Paid
2010	$7,709,125	$17,946
2009	$517,175	$1,014

As of October 31, 2010, the Great America Fund had not yet commenced operations.

PROXY VOTING PROCEDURES

The Funds have delegated authority to vote proxies to the Adviser, subject to the supervision of the Board. The Adviser’s proxy voting policies are summarized below.

Policies of the Funds’ Adviser

It is the Adviser’s policy to vote all proxies the Funds receive in a manner that serves the Funds’ best interests. Upon receiving each proxy, the Adviser will review the issues presented and make a decision to vote for, vote against, or abstain on each of the issues presented in accordance with the proxy voting guidelines that it has adopted. The Adviser will consider information from a variety of sources in evaluating the matters to be voted on and in determining how to vote. Factors the Adviser considers in making such determinations include the impact on the value of securities, the anticipated costs and benefits associated with the proposal, the effect on liquidity of the Funds’ investment, and customary industry and business practices. The Adviser generally supports policies, plans, and structures that it believes gives quality management teams appropriate latitude to run the business in a way that is likely to maximize value for owners. Conversely, the Adviser generally opposes proposals that clearly have the effect of restricting the ability of shareholders to realize the full potential value of their investment.

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Conflicts of Interest

The Adviser’s duty is to vote in the best interests of the Funds’ shareholders. Therefore, in situations in which there is a conflict of interest between the interests of the Adviser, the Underwriter, or any affiliated person and the interests of the Funds’ shareholders, the Adviser will take one of the following steps to resolve the conflict:

A.    If a proposal is addressed by the specific policies adopted by the Adviser, it will vote in accordance with those policies.

B.    If the Adviser believes it is in the best interest of the Funds to depart from the specific policies provided, the Adviser will be subject to the requirements of C or D below, as applicable.

C.    If the proxy proposal (1) is not addressed by the specific policies or (2) requires a case-by-case determination by the Adviser, the Adviser may vote such proxy as it determines to be in the best interest of the Funds, without taking any action described in D below, provided that such vote would be against the Adviser’s own interest in the matter (i.e., against the perceived or actual conflict). The Adviser will memorialize the rationale of such votes in writing.

D.    If the proxy proposal (1) is not addressed by the specific policies or (2) requires a case-by-case determination by the Adviser, and the Adviser believes it should vote in a way that may also benefit, or be perceived to benefit, its own interest, then the Adviser must take one of the following actions in voting such proxy: (a) delegate the voting decision for such proxy proposal to an independent third party, or (b) delegate the voting decision to any “independent” Trustee of the Funds, as applicable.

More Information

Each year, the Funds will make available the actual voting records relating to portfolio securities held by the Funds during the 12-month period ending June 30 on www.foolfunds.com without charge, upon request by calling 1-888-863-8803 or by accessing the SEC’s website at www.sec.gov. In addition, a copy of the Adviser’s proxy-voting policies and procedures is available by calling 1-888-863-8803 and will be sent within three business days of receipt of a request.

GENERAL INFORMATION

The following information supplements and should be read in conjunction with the section in the Prospectus titled “GENERAL INFORMATION.”

Anti-Money Laundering Program

The Funds have established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”). To ensure compliance with this law, the Funds’ Program provides for the development of internal practices, procedures, and controls, designation of anti-money laundering compliance officers, an ongoing training program, and an independent audit function to determine the effectiveness of the Program.

Procedures to implement the Program include, but are not limited to, determining that certain of its service providers have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity, and conducting a complete and thorough review of all new account applications. The Funds will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

Description of Shares

The Trust is authorized to issue an unlimited number of shares of beneficial interest, $.001 par value. Currently, the Trust consists of two series of shares, the Independence Fund and the Great America Fund, and all

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shares of each series represent a single class. However, the Board has the authority to establish additional series of shares (representing interests in separate investment portfolios of the Trust in addition to these two series) and, subject to applicable rules, may establish two or more classes of shares of any series, with the differences in classes representing differences as to certain expenses and share distribution arrangements. Shares are fully paid and non-assessable and have no pre-emptive or conversion rights.

Shareholders of the Funds are entitled to vote, together with the holders of shares of any other series of the Trust, on the election or removal of Trustees and the ratification of the Trust’s independent registered public accounting firm when shareholders vote on those matters. Shareholders are also entitled to vote on other matters as required by the 1940 Act, the Trust’s Declaration of Trust, the Trust’s By-Laws, or any registration of the Trust with the SEC or any state, or as the Trustees may consider necessary or desirable. On these other matters, shares of each Fund will generally vote as a separate class from any other series of the Trust’s shares. Each share (and fractional share) is entitled to one vote (or fraction thereof). However, if shares of more than one series vote together on a matter as a single class, each share (or fraction thereof) will be entitled to the number of votes that equals the net asset value of such share (or fraction thereof) determined as of the applicable record date. All shares have non-cumulative voting rights, meaning that shareholders entitled to cast more than 50% of the votes for the election of Trustees can elect all of the Trustees standing for election if the shareholders choose to do so.

Trustee and Officer Liability

Under the Trust’s Declaration of Trust and its By-Laws, and under Delaware law, the Trustees, officers, employees, and certain agents of the Trust are entitled to indemnification under certain circumstances against liabilities, claims, and expenses arising from any threatened, pending, or completed action, suit, or proceeding to which they are made parties by reason of the fact that they are or were such Trustees, officers, employees, or agents of the Trust, subject to the limitations of the 1940 Act that prohibit indemnification that would protect such persons against liabilities to the Trust or its shareholders to which they would otherwise be subject by reason of their own bad faith, willful misfeasance, gross negligence, or reckless disregard of duties.

Independent Registered Public Accounting Firm

Grant Thornton, LLP, 226 Causeway Street, Boston MA 02114, is the independent registered public accounting firm of the Trust. The independent registered public accounting firm is responsible for conducting the annual audit of the financial statements of the Trust. The selection of the independent registered public accounting firm is approved annually by the Board.

Transfer Agent

BNY Mellon Investment Servicing (US) Inc. serves as the Funds’ transfer agent and dividend disbursing agent. Shareholders of the Funds may contact the Transfer Agent with any questions regarding their transactions in shares of the Funds and account balances.

Custodian

PFPC Trust Company (which will be renamed BNY Mellon Investment Servicing Trust Company on July 1, 2011), 301 Bellevue Parkway, Wilmington, DE 19809, serves as custodian of the Trust’s assets and is responsible for maintaining custody of the Funds’ cash and investments and retaining subcustodians, including in connection with the custody of foreign securities. Cash held by the custodian, the amount of which may at times be substantial, is insured by the Federal Deposit Insurance Corporation up to the amount of available insurance coverage limits.

Administrator

The Trust has retained BNY Mellon Investment Servicing (US) Inc. (the “Administrator”), 301 Bellevue Parkway, Wilmington, DE 19809, to provide various administrative and accounting services necessary for the operations of the Trust and the Funds. Services provided by the Administrator include facilitating general Fund management; monitoring Fund compliance with federal and state regulations; supervising the maintenance of the

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Funds’ general ledger, the preparation of the Funds’ financial statements, the determination of NAV, and the payment of dividends and other distributions to shareholders; and preparing specified financial, tax, and other reports. The Funds pay the Administrator an annual fee calculated based on each Fund’s average net assets. The fee is paid monthly. The Funds also reimburse the Administrator for certain out-of-pocket expenses.

Asset Levels and Breakpoints in Applicable Fees
$0-250,000,000	$250,000,001-500,000,000	$500,000,001-750,000,000	$750,000,001-1,000,000,000	$1,000,000,001+
0.07%	0.06%	0.05%	0.04%	0.03%

For the fiscal years ended October 31, 2010 and October 31, 2009, the Administrator received $171,201 and $58,116, respectively, for services provided to the Trust.

Legal Counsel

Morgan, Lewis & Bockius LLP, 1111 Pennsylvania Avenue, Washington, DC 20004, serves as counsel to the Trust.

Registration Statement

This SAI and the Prospectus do not contain all of the information set forth in the Registration Statement the Trust has filed with the SEC. The complete Registration Statement may be obtained from the SEC upon payment of the fee prescribed by SEC rules and regulations. A text-only version of the Registration Statement is available on the SEC’s website, www.sec.gov.

FINANCIAL STATEMENTS

The Trust’s Financial Statements for the fiscal year ended October 31, 2010, appearing in the Trust’s annual report to shareholders dated October 31, 2010, and the report of Grant Thornton, LLP, the Trust’s independent registered public accounting firm, also appearing therein, are incorporated by reference in this SAI.  For a more complete discussion of the Trust’s performance, please see the Trust’s annual report to shareholders dated October 31, 2010, which may be obtained without charge.

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APPENDIX A

Description of ratings used by Standard & Poor’s Ratings Group, a division of The McGraw-Hill Companies, Inc. (“S&P”), and Moody’s Investors Service, Inc. (“Moody’s”):

S&P: Long-Term Issue Credit Ratings

AAA

An obligation rated “AAA” has the highest rating the S&P assigns. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA

An obligation rated “AA” differs from the highest-rated obligations only in a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A

An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in more highly rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB

An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated “BB,” “B,” “CCC,” “CC,” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations are likely to have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB

An obligation rated “BB” is less vulnerable to non-payment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B

An obligation rated “B” is more vulnerable to non-payment than obligations rated “BB,” but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions are likely to impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC

An obligation rated “CCC” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

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Moody’s: Corporate Bond Ratings

Aaa

Bonds rated as “Aaa” are judged to be of the best quality. They carry the smallest degree of investment risk and generally are referred to as “gilt-edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa

Bonds rated “Aa” are judged to be of high quality by all standards. Together with the “Aaa” group, they comprise what generally are known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in “Aaa” securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present that make the long-term risks appear somewhat larger than in “Aaa” securities.

A

Bonds rated “A” possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa

Bonds rated “Baa” are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba

Bonds rated “Ba” are judged to have speculative elements; their future cannot be considered as well assured. Often, the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B

Bonds rated “B” generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa

Bonds rated “Caa” are of poor standing. Such issues may be in default, or there may be present elements of danger with respect to principal or interest.

Moody’s applies numerical modifiers—1, 2, and 3—in each generic rating classification from Aa through B in its corporate bond-rating system. The modifier “1” indicates that the security ranks in the higher end of its generic rating category, the modifier “2” indicates a mid-range ranking, and the modifier “3” indicates that the issue ranks in the lower end of its generic rating category.

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